COMBINED PROXY STATEMENT OF

                                  AMSOUTH FUNDS

                            on behalf of its Series:

                              AMSOUTH BALANCED FUND
            AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO
                 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO
            AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO
       AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO
         (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

            The address and telephone number of each AmSouth Fund is:
                      3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382



                                   PROSPECTUS
                   FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                          PIONEER CLASSIC BALANCED FUND
                   PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                     PIONEER IBBOTSON GROWTH ALLOCATION FUND
                    PIONEER IBBOTSON MODERATE ALLOCATION FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                                 1-800-225-6292

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 22, 2005

To the Shareholders of the AmSouth Funds:

     A joint special meeting of shareholders (the "Meeting") for each of the AmSouth Funds will be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time, to consider the following:

     1. With respect to each AmSouth Fund, a proposal to approve an Agreement and Plan of Reorganization. Under the Agreement and Plan of Reorganization applicable to your AmSouth Fund, it will transfer all of its assets to an investment company or a series thereof (each a "Pioneer Fund") managed by Pioneer Investment Management, Inc. ("Pioneer") in exchange for Class A, B and Y shares of the Pioneer Fund. Class A, B and Y shares of the Pioneer Fund will be distributed to each AmSouth Fund's shareholders in proportion to their Class A, B and I share holdings on the reorganization date. The Pioneer Fund also will assume, in the case of reorganizations into Pioneer Funds that have previously commenced investment operations, your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the closing date at the reorganization and, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities. In the case of certain AmSouth Funds, the Pioneer Fund is an existing mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. In the case of other AmSouth Funds, the Pioneer Fund is a newly organized mutual fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund. Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become shareholders of the Pioneer Fund. Your board of trustees recommends that you vote FOR this proposal.

     2.   Any other business that may properly come before the Meeting.

     Shareholders of record as of the close of business on July 29, 2005 are entitled to vote at the Meeting and any related follow-up meetings.

     Whether or not you expect to attend the Meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, your AmSouth Fund may be required to make additional solicitations.

                                             By order of the Board of Trustees,

                                             /s/ Michael C. Daniel

                                             Michael C. Daniel
                                             President

August 22, 2005

                           COMBINED PROXY STATEMENT OF

                                  AMSOUTH FUNDS

                            on behalf of its Series:

                              AMSOUTH BALANCED FUND
            AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO
                 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO
            AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO
       AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO
         (each, an "AmSouth Fund" and collectively, the "AmSouth Funds")

            The address and telephone number of each AmSouth Fund is:
                      3435 Stelzer Road, Columbus, OH 43219
                                 1-800-451-8382

                                   PROSPECTUS
                   FOR CLASS A, CLASS B AND CLASS Y SHARES OF

                          PIONEER CLASSIC BALANCED FUND
                   PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                     PIONEER IBBOTSON GROWTH ALLOCATION FUND
                    PIONEER IBBOTSON MODERATE ALLOCATION FUND
         (each, a "Pioneer Fund" and collectively, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:
                  60 State Street, Boston, Massachusetts 02109
                                 1-800-225-6292




     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in any AmSouth Fund or Pioneer Fund (each sometimes referred to herein as a "Fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                  INTRODUCTION

This combined proxy statement and prospectus (the "Proxy Statement/Prospectus"), dated August 22, 2005, is being furnished to shareholders of the AmSouth Funds in connection with the solicitation by the board of trustees (the "Board," or the "Trustees") of the AmSouth Funds of proxies to be used at a joint meeting of shareholders of the AmSouth Funds (the "Meeting") to be held at the offices of AmSouth Bank, AmSouth Center, 1900 Fifth Avenue North, Birmingham, AL 35203, on Thursday, September 22, 2005 at 9:00 a.m., local time. The Proxy Statement/Prospectus is being mailed to shareholders of the AmSouth Funds on or about August 24, 2005. Each AmSouth Fund is a series of AmSouth Funds, an open-end management investment company organized as a Massachusetts business trust. Each Pioneer Fund is an open-end management investment company, or a series thereof, organized as a Delaware statutory trust.

     The Proxy Statement/Prospectus contains information you should know before voting on the approval of a proposed Agreement and Plan of Reorganization (each a "Plan") that provides for the reorganization of each AmSouth Fund into a corresponding Pioneer Fund (each a "Reorganization"). The following table indicates (a) the corresponding Pioneer Fund shares that each AmSouth Fund shareholder would receive if each Plan is approved, (b) which AmSouth Fund shareholders may vote on which proposals and on what page of this Proxy Statement/Prospectus the discussion regarding each proposal begins. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a single class. Although each Reorganization is similar in structure, you should read carefully the specific discussion regarding your AmSouth Fund's Reorganization.

     The Proxy Statement/Prospectus sets forth the information about the Pioneer Fund that a prospective investor ought to know before investing and should be retained for future reference. Additional information about each Pioneer Fund has been filed with the SEC and is available upon oral or written request and without charge. See "Where to Get More Information."

------------------------------------------------------------------------------------------------------------------------------------
                 AmSouth Fund             Pioneer Fund               Shareholders Entitled to Vote                     Page
------------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(a)   AmSouth Balanced Fund    Pioneer Classic Balanced   AmSouth Balanced Fund shareholders                  8
                                          Fund
------------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(b)   AmSouth Strategic        Pioneer Ibbotson           AmSouth Strategic Portfolios: Aggressive Growth    22
                 Portfolios: Aggressive   Aggressive Allocation      Portfolio shareholders
                 Growth Portfolio         Fund
------------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(c)   AmSouth Strategic        Pioneer Ibbotson Growth    AmSouth Strategic Portfolios: Growth Portfolio     48
                 Portfolios: Growth       Allocation Fund            shareholders
                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(d)   AmSouth Strategic        Pioneer Ibbotson           AmSouth Strategic Portfolios: Growth and Income    73
                 Portfolios: Growth and   Moderate Allocation Fund   Portfolio shareholders
                 Income Portfolio
------------------------------------------------------------------------------------------------------------------------------------
 PROPOSAL 1(e)   AmSouth Strategic        Pioneer Ibbotson           AmSouth Strategic Portfolios: Moderate Growth      99
                 Portfolios: Moderate     Moderate Allocation Fund   and Income Portfolio shareholders
                 Growth and Income
                 Portfolio
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------------------------------------
The AmSouth Funds' prospectus dated December 1, 2004,        Available to you free of charge by calling 1-800-451-8382.
as supplemented January 12, 2005, April 26, 2005,            Each prospectus is also on file with the SEC.
June 1, 2005, June 27, 2005 and July 1, 2005.
                                                             Available to you free of charge by calling 1-800-451-8382.
The AmSouth Funds' statement of additional information       Each statement of additional information is also on file
dated December 1, 2004, as supplemented March 22,            with the SEC.
2005.
                                                             Available to you free of charge by calling 1-800-451-8382.
The AmSouth Funds' annual report dated July 31, 2004         Also on file with the SEC. See "Available Information."
and semiannual report dated January 31, 2005.
------------------------------------------------------------------------------------------------------------------------------------
Each Pioneer Fund's current prospectus and each Pioneer      Available to you free of charge by calling 1-800-225-6292.
Fund's most recent annual and semiannual reports and         These prospectuses and reports are also on file with the
supplements (as they apply) to shareholders.                 SEC.
------------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this joint Proxy   Available to you free of charge by calling 1-800-225-6292.
Statement/Prospectus (the "SAI"), dated August 22, 2005.     Also on file with the SEC. This SAI is incorporated by
It contains additional information about your AmSouth        reference into this Proxy Statement/Prospectus.
Funds and the Pioneer Funds.
------------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.      Call your AmSouth Fund's toll-free telephone number: 1-800-
                                                              451-8382.
------------------------------------------------------------------------------------------------------------------------------------

Background to the Reorganizations

     AmSouth Asset Management Inc. ("AAMI") is investment adviser to the AmSouth Funds and a wholly owned subsidiary of AmSouth Bank, which in turn is wholly owned by AmSouth Bancorporation. AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

     In early 2005, AmSouth Bank and AAMI conducted a search for a purchaser of AAMI's mutual fund investment advisory business. AmSouth Bancorporation engaged Goldman, Sachs & Co. to identify potential purchasers and solicited indications of interest. AmSouth Funds' management and AAMI reviewed proposals submitted by several investment advisory firms and selected a limited number to evaluate more carefully. Management and AAMI conducted, with respect to this selected group, a comparative evaluation of their investment processes and capabilities; availability of mutual funds with similar investment objectives and strategies; historical investment performance of the proposed funds into which the AmSouth Funds would be reorganized; expense ratios of the proposed counterpart funds to the historical gross and net expenses of the AmSouth Funds; their breadth of product line; their compliance culture and infrastructure; and reputation in the marketplace. Based upon this review, management and AAMI recommended that the Trustees approve the reorganization of the AmSouth Funds into the Pioneer Funds as being in the best interest of shareholders.

     Based on AAMI's recommendations, the Trustees met twice in May 2005, twice in June 2005 and again in August 2005 to consider the potential consolidation of the AmSouth Funds with the Pioneer Funds. At those meetings, the Trustees met with representatives of Pioneer and reviewed information provided by AAMI and Pioneer requested by the independent Trustees for the purposes of evaluating the Reorganizations. In the course of their evaluation of Pioneer and the Pioneer Funds, the Trustees reviewed various factors, including but not limited to, the impact of the Reorganizations on the shareholders of the AmSouth Funds, the comparability of the investment objectives and investment strategies of the AmSouth Funds and the Pioneer Funds; the expense ratios of the Pioneer Funds compared with those of the AmSouth Funds; the performance of the Pioneer Funds compared with that of the AmSouth Funds; the experience and qualifications of key personnel, including portfolio managers; and the financial resources, cash flow, and business reputation of the Pioneer Funds. In connection with their review of the Funds' existing and estimated pro forma expense ratios, the Trustees also considered that AmSouth Bank and its affiliates would no longer continue to subsidize the AmSouth Funds' operations by voluntarily capping expenses. In addition, the Trustees considered the background and reputation of the officers and members of the Board of Trustees of the Pioneer Funds.

     In conducting their review, the Trustees considered information provided by Pioneer relating to the education, experience and number of its investment professionals and other senior personnel. The Trustees received information concerning the investment philosophy and investment process applied by Pioneer in managing the Pioneer Funds. The Trustees concluded that Pioneer's investment processes, research capabilities and philosophy were well suited to the AmSouth Funds.

     The Trustees considered the quality of the services to be provided by Pioneer. The Trustees evaluated Pioneer's record with respect to regulatory compliance and compliance with the investment policies of the Pioneer Funds. The Trustees also evaluated the procedures of Pioneer designed to fulfill Pioneer's fiduciary duty to the Pioneer Funds with respect to possible conflicts of interest, including Pioneer's code of ethics (regulating the personal trading of its officers and employees), the procedures by which Pioneer allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of Pioneer in these matters.

     The Trustees also considered information relating to each Pioneer Fund's investment performance relative to its performance benchmark(s). The Trustees reviewed performance over various periods, including one, three, five and ten year periods when applicable, performance under different market conditions and during different legs of the market cycle, and the volatility of the Pioneer Funds' returns. The Trustees concluded that the scope and quality of Pioneer's services, including the investment performance of the Pioneer Funds, was sufficient, in light of market conditions, the resources brought to bear by Pioneer, Pioneer's integrity, its personnel and systems, and its financial resources to warrant recommending that AmSouth Funds' shareholders approve the proposed Reorganizations.

     In reaching that conclusion, the Trustees also gave substantial consideration to the proposed advisory fees. The Trustees considered possible economies of scale to Pioneer from the proposed consolidations with the AmSouth Funds.

     The Trustees also considered other alternatives for the ongoing management of AmSouth Funds. At a meeting on May 18, 2005, the Trustees met with representatives of Pioneer. In addition to these general factors, the Trustees also considered the factors discussed below in the context of each Reorganization.

     At the May 18, 2005 meeting, all of the Trustees who are not interested persons of AAMI (the "Independent Trustees") met separately in executive session with counsel to the Independent Trustees and requested and received such information from AAMI and Pioneer as they determined to be necessary and appropriate to evaluate the proposed Reorganizations. On June 23, 2005, June 27, 2005 and August 1, 2005, the Board, including all of the Independent Trustees, unanimously voted to approve each of the Reorganizations. In approving the Reorganizations, the Board determined that the Reorganizations were in the best interests of the AmSouth Funds' shareholders and the interests of existing AmSouth Funds' shareholders will not be diluted as a result of the Reorganizations.

     Pioneer believes that it can offer capable management and favorable long-term investment performance to the AmSouth Funds' shareholders. The Reorganizations will, by combining the assets of two mutual funds and by increasing distribution capabilities, offer the potential for increased economies of scale. Increased economies of scale have the potential of benefiting the shareholders of your AmSouth Funds and the Pioneer Funds by spreading fixed costs over a larger asset base and reducing expenses on a per share basis. There can be no assurance that such economies of scale will be realized.

Why the Trustees Are Recommending the Reorganizations

     The Trustees believe that reorganizing your AmSouth Fund into a portfolio with a substantially similar investment objective and similar investment policies that is part of the Pioneer family of funds offers you potential benefits. These potential benefits and considerations include:

     o AmSouth Bank and AAMI have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. Therefore, a change in your AmSouth Fund's investment adviser is necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios;

     o    The track record of Pioneer in managing the Pioneer Funds;

     o    The transaction will qualify as a tax free reorganization under
          Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and therefore will not be treated as a taxable sale of your AmSouth Fund's shares;

     o The resources of Pioneer, including its infrastructure in shareholder services; and

     o The opportunity to be part of a significantly larger family of funds, with additional product offerings and enhanced shareholder servicing options, and a stronger compliance structure.

     For further information, please see the individual descriptions of the proposals contained in this Proxy Statement/Prospectus.

How Each Reorganization Will Work

     o Each AmSouth Fund will transfer all of its assets to a corresponding Pioneer Fund. Each Pioneer Fund will assume the corresponding AmSouth Fund's liabilities that are included in the calculation of such AmSouth Fund's net asset value on the day on which each Reorganization closes (the "Closing Date"). Liabilities of each Fund to its shareholders not assumed by a corresponding Pioneer Fund will be assumed by AmSouth Bancorporation.

     o Each Pioneer Fund will issue Class A, B and Y shares to the corresponding AmSouth Fund in amounts equal to the aggregate net asset value of that AmSouth Fund's Class A, B and I shares. Shareholders of your AmSouth Fund will receive Class A, B and Y shares of the corresponding Pioneer Fund. These shares will be distributed to shareholders in proportion to the relative net asset value of their share holdings on the Closing Date. On the Closing Date, each shareholder will hold shares of the Pioneer Fund with the same aggregate net asset value as the shares of the AmSouth Fund that the shareholder held immediately prior to the Reorganization.

     o    Each AmSouth Fund will be dissolved after the Closing Date.

     o For purposes of determining any contingent deferred sales charge ("CDSC"), the same commission schedule that applied to the shares of the AmSouth Fund will apply to the shares of the Pioneer Fund issued in the Reorganization and the holding period for determining the CDSC will be calculated from when the shares were initially purchased.

     o Following the Reorganizations, Pioneer will continue to act as investment adviser to each Pioneer Fund and AAMI will not be involved in the management of the Pioneer Funds.

     o The Reorganizations will not result in income, gain or loss being recognized for federal income tax purposes by any of the Pioneer Funds, the AmSouth Funds or the shareholders of the AmSouth Funds.

     o In recommending each of the Reorganizations, the Trustees of your AmSouth Fund have determined that the Reorganization is in the best interest of your AmSouth Fund and will not dilute the interests of shareholders of your AmSouth Fund. The Trustees have made that determination on the basis of the factors listed above and discussed in more detail under each proposal.

     o If the Reorganizations are approved by the AmSouth Funds' shareholders, the AmSouth Funds will file with the SEC an application for deregistration on Form N-8F under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and will cease to exist as an investment company when such application is approved.

Who Is Pioneer

     Pioneer is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and acts as investment adviser to mutual funds and institutional accounts. Pioneer or its predecessors have been managing mutual funds since 1928 and at December 31, 2004 had, together with its affiliates, over $42 billion in assets under management. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., an Italian Bank.

     In addition to the Class A, B and Y shares to be issued in the Reorganizations, each Pioneer Fund also offers Class C shares (subject to a contingent deferred sales charge and a Rule 12b-1 Plan). In addition, most of the Pioneer Funds also offer Class R shares (which are offered only to certain retirement plans).

Who Bears the Expenses Associated with the Reorganizations

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the AmSouth Funds' proxy statements and solicitation costs incurred by the AmSouth Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Funds in connection with the Reorganizations. See "Information Concerning the Meeting."

Will Pioneer and AmSouth Bancorporation Benefit from the Reorganizations

     Pioneer will benefit from managing a larger pool of assets which will produce increased advisory fees and, in the case of certain of the Pioneer Funds, eliminate or reduce Pioneer's obligation under its expense limitation agreement with the Pioneer Fund. Pioneer is also acquiring certain assets associated with AAMI's fund management business and the benefits of certain restrictive covenants on AAMI's and AmSouth Bancorporation's activities. In consideration for the acquisition of these assets, the opportunity to manage additional assets and covenants from AmSouth Bancorporation and AAMI, including their assistance in facilitating the Reorganizations, noncompetition covenants and their obligation to indemnify Pioneer against certain liabilities, Pioneer has agreed to pay AAMI $65 million. This amount is subject to partial repayment in the event that the assets attributable to the AmSouth Funds are redeemed (subject to certain conditions, including threshold amounts) from the Pioneer Funds within four years after the closing of the Reorganizations.

     Pioneer has also agreed to provide to AmSouth Bank, an affiliate of AAMI, ongoing servicing payments with respect to Class Y shares issued in the Reorganizations. This arrangement will remain in effect for as long as Class Y shares issued in the Reorganizations are held by clients of AmSouth Bank. The agreement requires AmSouth Bank to provide certain record keeping and shareholder communication services, including mailing prospectuses and other fund related materials to shareholders for which AmSouth Bank acts as shareholder of record, communicating to Pioneer Funds Distributor, Inc. requests for purchase, exchange and redemption transactions in shares of the Pioneer Funds and answering inquiries from beneficial holders of the Pioneer Funds' shares. Pioneer will also agree to provide an affiliate of AAMI with ongoing servicing payments with respect to the Class Y shares issued in the Reorganizations. This additional compensation will be equal on an annual basis to 0.10% of the average daily net assets attributable to the Class Y shares held by former AmSouth Funds' shareholders. This payment would be made by Pioneer and not the Pioneer Funds. No additional compensation would be paid with respect to Class A or Class B shares; however, if an affiliate of AAMI is the broker of record, that affiliate would receive the service fees under the Class A and Class B Rule 12b-1 Plans.

What Are the Federal Income Tax Consequences of the Reorganizations

     The Reorganizations will not result in any income, gain or loss being recognized for federal income tax purposes by any of the AmSouth Funds, their shareholders or the Pioneer Funds as a direct result of the Reorganizations. However, in accordance with the AmSouth Funds' policy to distribute any net realized capital gains at least once each year (and thus to avoid federal income tax thereon at the Fund level), each AmSouth Fund that is being merged into an existing Pioneer Fund will declare and pay a distribution of such gains to its shareholders shortly before the Reorganizations. Each such distribution will be taxable to those shareholders. Additionally, following the Reorganizations, in accordance with the Pioneer Funds' similar policy, each Pioneer Fund will declare and pay before the end of 2005 a distribution of such gains to its shareholders (including current shareholders of the AmSouth Funds who will be shareholders of the Pioneer Funds following the Reorganizations). Those distributions will be fully taxable to all shareholders of the Pioneer Funds, including those former AmSouth Funds shareholders, even though those distributions may include a portion of the Pioneer Fund's net capital gains that were realized before the Closing Date.

What Happens if a Reorganization Is Not Approved

     If the required approval of shareholders is not obtained, the Meeting may be adjourned as more fully described in this Proxy Statement/
Prospectus, your AmSouth Fund will continue to engage in business as a separate mutual fund and the Board will consider what further action may be appropriate.

Additional Information

     The staff of the SEC has been conducting an investigation into the mutual fund servicing business of BISYS Group, Inc., the parent company of ASO Services Company, the AmSouth Funds' administrator, and BISYS Fund Services, the AmSouth Funds' distributor and transfer agent (collectively, "BISYS"). In a press release dated April 19, 2005, BISYS stated that it believes that the SEC's investigation relates to the structure and accounting for certain arrangements pursuant to which BISYS agreed with the advisers of certain U.S. mutual funds, including AmSouth Funds, to use a portion of the fees paid to BISYS by the mutual funds to pay for, among other things, expenses relating to the marketing and distribution of fund shares, to make payments to certain advisers, and to pay for cerain other expenses. As part of its investigation of BISYS, the SEC is reviewing the relationships and agreements among BISYS, AmSouth Funds, AAMI and AmSouth Bank. AmSouth Funds, AAMI and AmSouth Bank are cooperating fully with the review. Additionally, AmSouth Bank and AAMI, in cooperation with a special review committee of the Board of Trustees of AmSouth Funds, are conducting a review of this matter and are taking appropriate steps to protect the interests of shareholders, including making payments to the AmSouth Funds.

Who Is Eligible to Vote

     Shareholders of record on July 29, 2005 are entitled to attend and vote at the Meeting or any adjournment of the Meeting. On each proposal, all shareholders of an AmSouth Fund, regardless of the class of shares held, will vote together as a single class. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Reorganization. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                 TABLE OF CONTENTS

                                                                                           Page
                                                                                           ----
INTRODUCTION ...........................................................................      2
PROPOSAL 1(a) -- AMSOUTH BALANCED FUND .................................................      8
PROPOSAL 1(b) -- AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH PORTFOLIO .............     22
PROPOSAL 1(c) -- AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO ........................     48
PROPOSAL 1(d) -- AMSOUTH STRATEGIC PORTFOLIOS: GROWTH AND INCOME PORTFOLIO .............     73
PROPOSAL 1(e) -- AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH AND INCOME PORTFOLIO ....     99
TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION .....................................    125
TAX STATUS OF EACH REORGANIZATION ......................................................    125
VOTING RIGHTS AND REQUIRED VOTE ........................................................    127
COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST ................    127
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS .........................................    128
FINANCIAL HIGHLIGHTS ...................................................................    136
INFORMATION CONCERNING THE MEETING .....................................................    139
OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS ...............................................    141
OWNERSHIP OF SHARES OF THE PIONEER FUNDS ...............................................    145
EXPERTS ................................................................................    146
AVAILABLE INFORMATION ..................................................................    146
EXHIBIT A-1 FORM OF AGREEMENT AND PLAN OF REORGANIZATION (C/D REORGANIZATIONS) .........    A-1
EXHIBIT A-2 FORM OF AGREEMENT AND PLAN OF REORGANIZATION (F REORGANIZATIONS) ...........   A-16
EXHIBIT B   ADDITIONAL INFORMATION ABOUT PIONEER .......................................    B-1
EXHIBIT C   PORTFOLIO MANAGER'S DISCUSSION OF PERFORMANCE ..............................    C-1

                           AmSouth Balanced Fund and
                         Pioneer Classic Balanced Fund

                                 PROPOSAL 1(a)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-2 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of AmSouth Classic Balanced Fund's performance is attached as Exhibit C.

     Each Fund has an investment objective of obtaining capital growth and current income and, consequently, the Funds have similar investment policies and risks. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

     Comparison of AmSouth Balanced Fund to Pioneer Classic Balanced Fund

-------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Balanced Fund                      Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Business              A diversified series of AmSouth Funds,        A newly created, diversified series of
                       an open-end management investment             Pioneer Series Trust IV, an open-end
                       company organized as a Massachusetts          management investment company organized
                       business trust.                               as a Delaware statutory trust.
-------------------------------------------------------------------------------------------------------------------------
 Net assets as of      $182.74 million                               None. Pioneer Classic Balanced Fund is newly
 March 31, 2005                                                      created and does not expect to commence
                                                                     investment operations until the Reorganization
                                                                     occurs.
-------------------------------------------------------------------------------------------------------------------------
 Investment advisers   Investment Adviser:                           Investment Adviser:
 and portfolio         AAMI                                          Pioneer
 managers
                       Portfolio Managers:                           Portfolio Managers:
                       Day-to-day management of AmSouth              Day-to-day management of the Fund's
                       Balanced Fund's portfolio is the              portfolio is the responsibility of John A.
                       responsibility of John P. Boston, CFA, and    Carey, portfolio manager, and Walter
                       Brian B. Sullivan, CFA Mr. Boston has         Hunnewell, Jr., assistant portfolio manager.
                       co-managed the Balanced Fund since 1994.      Mr. Carey and Mr. Hunnewell are supported
                       Mr. Sullivan has co-managed the Balanced      by the domestic equity team. Members of
                       Fund since June 2004. Mr. Sullivan has        this team manage other Pioneer mutual
                       been an officer of AAMI since 1996 and        funds investing primarily in U.S. equity
                       joined AmSouth Bank in 1982. Prior to         securities. The portfolio managers and the
                       serving as Director of Fixed Income for       team also draw upon the research and
                       AmSouth Bank's Trust Department,              investment management expertise of the
                       Mr. Sullivan managed equity portfolios and    global research team, which provides
                       held the position of equity research          fundamental research on companies and
                       coordinator for AmSouth Bank's Trust          includes members from Pioneer's affiliate,
                       Department. Mr. Boston is Chief Fixed         Pioneer Investment Management Limited.
                       Income Officer for AmSouth Asset
                       Management, Inc. Mr. Boston began his         Mr. Carey is director of portfolio
                       career in investment management with          management and an executive vice
                       AmSouth Bank in 1988 and has been             president of Pioneer. Mr. Carey joined
                       associated with AAMI since 1996.              Pioneer as an analyst in 1979.
                                                                     Mr. Hunnewell is a vice president of
                                                                     Pioneer. He joined Pioneer in August 2001
                                                                     and has been an investment professional
                                                                     since 1985. Prior to joining Pioneer,
                                                                     Mr. Hunnewell was an independent
                                                                     investment manager and a fiduciary of
                                                                     private asset portfolios from 2000 to 2001.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                      AmSouth Balanced Fund                         Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Balanced Fund seeks to obtain            Pioneer Classic Balanced Fund seeks to
                        long-term capital growth and produce a           obtain capital growth and current income.
                        reasonable amount of current income through
                        a moderately aggressive investment strategy.
-------------------------------------------------------------------------------------------------------------------------
 Primary investments    AmSouth Balanced Fund invests in a               Pioneer allocates the Fund's assets between
                        broadly diversified portfolio of equity and      equity and debt securities based on its
                        debt securities consisting primarily of          assessment of current business, economic
                        common stocks and bonds.                         and market conditions. Normally, equity and
                                                                         debt securities each represent 35% to 65% of
                        The Fund normally invests between 45-75%         the Fund's assets.
                        of its assets in equity securities and at least
                        25% of its assets in fixed income securities.    For purposes of the Fund's investment
                        The portion of the Fund's assets invested in     policies, equity investments include common
                        equity and debt securities will vary             stocks, convertible debt, equity interests in
                        depending upon economic conditions, the          real estate investment trusts (REITs), and
                        general level of stock prices, interest rates    securities with common stock characteristics,
                        and other factors, including the risks           such as preferred stocks. The Fund's
                        associated with each investment. The Fund's      investments in debt securities include U.S.
                        equity investments consist primarily of          government securities, corporate debt
                        common stocks of companies that AAMI             securities, mortgage- and asset-backed
                        believes are undervalued and have a              securities, short-term debt securities, cash
                        favorable outlook or are reasonably priced       and cash equivalents. Cash and cash
                        with the potential to produce above-average      equivalents include cash balances, accrued
                        earnings growth. The Fund's fixed-income         interest and receivables for items such as the
                        investments consist primarily of "high-          proceeds, not yet received, from the sale of
                        grade" bonds, notes and debentures. The          the Fund's portfolio investments. Debt
                        Fund invests in securities issued by: (i) the    securities in which the Fund invests may have
                        Government National Mortgage Association         fixed or variable principal payments and all
                        ("GNMA"), which are supported by the full        types of interest rate payment and reset
                        faith and credit of the U.S. government; and     terms, including fixed rate, adjustable rate,
                        (ii) the Federal National Mortgage               zero coupon, contingent, deferred, payment-
                        Association ("FNMA") and the Federal Home        in-kind and auction rate features.
                        Loan Mortgage Corporation ("FHLMC")
                        which are supported by the right of the          The Fund may invest in U.S. government
                        issuer to borrow from the U.S. Treasury.         securities. U.S. government securities include
                        The Fund also invests in U.S. Treasury           obligations: directly issued by or supported by
                        obligations.                                     the full faith and credit of the U.S.
                                                                         government, like Treasury bills, notes and
                                                                         bonds and Government National Mortgage
                                                                         Association certificates; supported by the right
                                                                         of the issuer to borrow from the U.S.
                                                                         Treasury, like those of the Federal Home Loan
                                                                         Banks; supported by the discretionary
                                                                         authority of the U.S. government to purchase
                                                                         the agency's securities like those of the
                                                                         Federal National Mortgage Association; or
                                                                         supported only by the credit of the issuer
                                                                         itself, like the Tennessee Valley Authority.

                                                                         The Fund may invest in mortgage-backed and
                                                                         asset-backed securities. Mortgage-related
                                                                         securities may be issued by private companies
                                                                         or by agencies of the U.S. government and
                                                                         represent direct or indirect participation in, or
                                                                         are collateralized by and payable from,
                                                                         mortgage loans secured by real property.
                                                                         Asset-backed securities represent
                                                                         participations in, or are secured by and
                                                                         payable from, assets such as installment sales
                                                                         or loan contracts, leases, credit card
                                                                         receivables and other categories of
                                                                         receivables.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                       AmSouth Balanced Fund                       Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Investment strategies   In managing the equity portion of the Fund,      In selecting equity securities, Pioneer uses a
                         the AAMI combines fundamental and                value approach to select the Fund's
                         quantitative analysis with risk management       investments. Pioneer seeks securities selling
                         to identify value opportunities, construct the   at reasonable prices or substantial discounts
                         portfolio and make sell decisions. AAMI          to their underlying values and then holds
                         selects investments believed to have basic       these securities until the market values
                         investment value that will eventually be         reflect their intrinsic values. Pioneer
                         recognized by other investors. In addition,      evaluates a security's potential value,
                         the AAMI may identify companies with a           including the attractiveness of its market
                         history of above-average growth or               valuation, based on the company's assets
                         companies that are expected to enter             and prospects for earnings growth. In
                         periods of above-average growth or are           making that assessment, Pioneer employs
                         positioned in emerging growth industries.        due diligence and fundamental research, an
                                                                          evaluation of the issuer based on its
                         AAMI's fixed income portfolio management         financial statements and operations. Pioneer
                         process focuses on the four key areas of         also considers a security's potential to
                         duration management, sector weights,             provide a reasonable amount of income.
                         position on the yield curve, and security        Pioneer relies on the knowledge, experience
                         selection; AAMI's goal is to add value in        and judgment of its staff who have access
                         each of these four areas through the active      to a wide variety of research. Pioneer
                         management of the Fund's portfolio.              focuses on the quality and price of
                         Beginning with rigorous fundamental              individual issuers, not on economic sector
                         analysis of the economy and taking into          or market-timing strategies. Factors Pioneer
                         account characteristics of the current           looks for in selecting investments include:
                         business and interest rate cycles, AAMI
                         arrives at a projection of the likely trend in   o Favorable expected returns relative to
                         interest rates and adjusts duration                perceived risk
                         accordingly. Analysis of the shape of the        o Above average potential for earnings and
                         yield curve and yield spreads among bond           revenue growth
                         market sectors leads to further refinements      o Low market valuations relative to
                         in strategy for companies that appear              earnings forecast, book value, cash flow
                         undervalued.                                       and sales
                                                                          o A sustainable competitive advantage, such
                                                                            as a brand name, customer base,
                                                                            proprietary technology or economies of
                                                                            scale

                                                                          In selecting debt securities, Pioneer
                                                                          considers both broad economic and issuer
                                                                          specific factors in selecting a portfolio
                                                                          designed to achieve the Fund's investment
                                                                          objectives. In assessing the appropriate
                                                                          maturity, rating and sector weighting of the
                                                                          Fund's portfolio, Pioneer considers a variety
                                                                          of factors that are expected to influence
                                                                          economic activity and interest rates. These
                                                                          factors include fundamental economic
                                                                          indicators, such as the rates of economic
                                                                          growth and inflation, Federal Reserve
                                                                          monetary policy and the relative value of the
                                                                          U.S. dollar compared to other currencies.
                                                                          Once Pioneer determines the preferable
                                                                          portfolio characteristics, Pioneer selects
                                                                          individual securities based upon the terms
                                                                          of the securities (such as yields compared
                                                                          to U.S. Treasuries or comparable issuers),
                                                                          liquidity and rating, sector and issuer
                                                                          diversification.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Balanced Fund                        Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Other investments     AmSouth Balanced Fund may also invest in         Up to 10% of Pioneer Classic Balanced
                       debt securities, preferred stock and that        Fund's total assets may be invested in debt
                       portion of the value of securities convertible   securities rated below investment grade,
                       in to common stock, including convertible        including convertible debt. A debt security is
                       preferred stock and convertible debt, which      investment grade if it is rated in one of the
                       is attributable to the fixed income              top four categories by a nationally
                       characteristics of those securities.             recognized statistical rating organization or
                                                                        determined to be of equivalent credit quality
                                                                        by Pioneer. Debt securities rated below
                                                                        investment grade are commonly referred to
                                                                        as "junk bonds" and are considered
                                                                        speculative. Below investment grade debt
                                                                        securities involve greater risk of loss, are
                                                                        subject to greater price volatility and are
                                                                        less liquid, especially during periods of
                                                                        economic uncertainty or change, than
                                                                        higher quality debt securities.

                                                                        The Fund may invest up to 25% of its total
                                                                        assets in real estate investment trusts
                                                                        (REITs). REITs are companies that invest
                                                                        primarily in real estate or real estate related
                                                                        loans.

                                                                        The Fund may invest up to 25% of its total
                                                                        assets in equity and debt securities of
                                                                        non-U.S. issuers. The Fund will not invest
                                                                        more than 5% of its total assets in the
                                                                        securities of emerging markets issuers. The
                                                                        Fund invests in non-U.S. securities to
                                                                        diversify its portfolio when they offer similar
                                                                        or greater potential for capital appreciation.
-------------------------------------------------------------------------------------------------------------------------
 Temporary defensive   When AAMI determines adverse market              Normally, Pioneer Classic Balanced Fund
 strategies            conditions exist, AmSouth Balanced Fund          invests substantially all of its assets to meet
                       may invest entirely in cash positions,           its investment objective. The Fund may
                       directly in U.S. government securities and       invest the remainder of its assets in
                       short-term paper, such as bankers'               securities with remaining maturities of less
                       acceptances.                                     than one year, cash equivalents or may hold
                                                                        cash. For temporary defensive purposes,
                                                                        including during periods of unusual cash
                                                                        flows, the Fund may depart from its
                                                                        principal investment strategies and invest
                                                                        part or all of its assets in these securities or
                                                                        may hold cash. During such periods, the
                                                                        Fund may not be able to achieve its
                                                                        investment objective. The Fund intends to
                                                                        adopt a defensive strategy when Pioneer
                                                                        believes securities in which the Fund
                                                                        normally invests have extraordinary risks
                                                                        due to political or economic factors and in
                                                                        other extraordinary circumstances.
-------------------------------------------------------------------------------------------------------------------------
 Diversification       Each Fund is diversified for the purpose of the Investment Company Act and is subject to diversification requirements under the Internal Revenue Code of 1986, as amended (the
                       "Code").
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Balanced Fund                        Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Industry              AmSouth Balanced Fund may not purchase            Pioneer Classic Balanced Fund may not
 concentration         any securities which would cause more than        invest more than 25% of its assets in any
                       25% of the value of the Fund's total assets       one industry.
                       at the time of purchase to be invested in
                       securities of one or more issuers
                       conducting their principal business activities
                       in the same industry, provided that (a) there
                       is no limitation with respect to obligations
                       issued or guaranteed by the U.S.
                       government or its agencies or
                       instrumentalities, and repurchase
                       agreements secured by obligations of the
                       U.S. government or its agencies or
                       instrumentalities; (b) wholly owned finance
                       companies will be considered to be in the
                       industries of their parents if their activities
                       are primarily related to financing the
                       activities of their parents; and (c) utilities
                       will be divided according to their services.
                       For example, gas, gas transmission, electric
                       and gas, electric, and telephone will each be
                       considered a separate industry.
-------------------------------------------------------------------------------------------------------------------------
 Restricted and        AmSouth Balanced Fund may not invest              Pioneer Classic Balanced Fund may not
 illiquid securities   more than 15% of its net assets in                invest more than 15% of its net assets in
                       securities that are restricted as to resale, or   securities that are illiquid and other
                       for which no readily available market exists,     securities that are not readily marketable.
                       including repurchase agreements providing         Repurchase agreements maturing in more
                       for settlement more than seven days after         than seven days will be included for
                       notice.                                           purposes of the foregoing limit.
-------------------------------------------------------------------------------------------------------------------------
 Borrowing             AmSouth Balanced Fund may not borrow              Pioneer Classic Balanced Fund may not
                       money or issue senior securities, except          borrow money, except the Fund may: (a)
                       that the Fund may borrow from banks or            borrow from banks or through reverse
                       enter into reverse repurchase agreements          repurchase agreements in an amount up to
                       for temporary emergency purposes in               33 1/3% of the Fund's total assets (including
                       amounts up to 33 1/3% of the value of its         the amount borrowed); (b) to the extent
                       total assets at the time of such borrowing.       permitted by applicable law, borrow up to
                       The Fund will not purchase securities while       an additional 5% of the Fund's assets for
                       borrowings (including reverse repurchase          temporary purposes; (c) obtain such short-
                       agreements) in excess of 5% of its total          term credits as are necessary for the
                       assets are outstanding.                           clearance of portfolio transactions; (d)
                                                                         purchase securities on margin to the extent
                                                                         permitted by applicable law; and (e) engage
                                                                         in transactions in mortgage dollar rolls that
                                                                         are accounted for as financings.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                             AmSouth Balanced Fund                         Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Lending       AmSouth Balanced Fund may not make               Pioneer Classic Balanced Fund may not make
               loans, except that the Fund may purchase or      loans, except that the Fund may (i) lend
               hold debt instruments in accordance with its     portfolio securities in accordance with the
               investment objective and policies, lend Fund     Fund's investment policies, (ii) enter into
               securities in accordance with its investment     repurchase agreements, (iii) purchase all or a
               objective and policies and enter into            portion of an issue of publicly distributed debt
               repurchase agreements.                           securities, bank loan participation interests,
                                                                bank certificates of deposit, bankers'
               In addition, the Fund is permitted to            acceptances, debentures or other securities,
               participate in a credit facility whereby the     whether or not the purchase is made upon the
               Fund may directly lend to and borrow             original issuance of the securities, (iv)
               money from other AmSouth funds for               participate in a credit facility whereby the Fund
               temporary purposes, provided that the loans      may directly lend to and borrow money from
               are made in accordance with an order of          other affiliated funds to the extent permitted
               exemption from the SEC and any conditions        under the Investment Company Act or an
               thereto.                                         exemption therefrom, and (v) make loans in
                                                                any other manner consistent with applicable
                                                                law, as amended and interpreted or modified
                                                                from time to time by any regulatory authority
                                                                having jurisdiction.
-------------------------------------------------------------------------------------------------------------------------
 Derivative    AmSouth Balanced Fund may invest in              The Fund may use futures and options on
 instruments   futures contracts and options thereon            securities, indices and currencies, forward
               (interest rate futures contracts or index        foreign currency exchange contracts and other
               futures contracts, as applicable) to commit      derivatives. A derivative is a security or
               funds awaiting investment, to maintain cash      instrument whose value is determined by
               liquidity or for other hedging purposes. The     reference to the value or the change in value
               value of the Fund's contracts may equal or       of one or more securities, currencies, indices
               exceed 100% of the Fund's total assets,          or other financial instruments. Although there
               although the Fund will not purchase or sell      is no specific limitation on investing in
               a futures contract unless immediately            derivatives, the Fund does not use derivatives
               afterwards the aggregate amount of margin        as a primary investment technique and
               deposits on its existing futures positions       generally limits their use to hedging. However,
               plus the amount of premiums paid for             the Fund may use derivatives for a variety of
               related futures options entered into for other   non-principal purposes, including:
               than bona fide hedging purposes is 5% or
               less of its net assets.                          o As a hedge against adverse changes in
                                                                  stock market prices, interest rates or
                                                                  currency
                                                                  exchange rates
                                                                o As a substitute for purchasing or selling
                                                                  securities
                                                                o To increase the Fund's return as a non-
                                                                  hedging strategy that may be considered
                                                                  speculative

                                                                Even a small investment in derivatives can
                                                                have a significant impact on the Fund's
                                                                exposure to stock market values, interest rates
                                                                or currency exchange rates. If changes in a
                                                                derivative's value do not correspond to
                                                                changes in the value of the Fund's other
                                                                investments, the Fund may not fully benefit
                                                                from or could lose money on the derivative
                                                                position. In addition, some derivatives involve
                                                                risk of loss if the person who issued the
                                                                derivative defaults on its obligation. Certain
                                                                derivatives may be less liquid and more
                                                                difficult to value. The Fund will only invest in
                                                                derivatives to the extent Pioneer believes these
                                                                investments do not prevent the Fund from
                                                                seeking its investment objective.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    AmSouth Balanced Fund                         Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Short-term trading   The AmSouth Fund may engage in the                Pioneer Classic Balanced Fund usually does
                      technique of short-term trading. Such             not trade for short-term profits. The Fund
                      trading involves the selling of securities held   will sell an investment, however, even if it
                      for a short time, ranging from several            has only been held for a short time, if it no
                      months to less than a day. The object of          longer meets the Fund's investment criteria.
                      such short-term trading is to increase the
                      potential for capital appreciation and/or
                      income of the Fund in order to take
                      advantage of what AAMI believes are
                      changes in market, industry or individual
                      company conditions or outlook.
-------------------------------------------------------------------------------------------------------------------------
 Other investment     As described above, the Funds have substantially similar principal investment strategies
 policies and         and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions         For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-------------------------------------------------------------------------------------------------------------------------
                                                      Buying, Selling and Exchanging Shares
-------------------------------------------------------------------------------------------------------------------------
 Class A sales        Class A shares are offered with an initial        Class A shares are offered with an initial
 charges and Rule     sales charge of up to 5.50% of the offering       sales charge of up to 5.75% of the offering
 12b-1 fees           price, which is reduced depending upon the        price, which is reduced or waived for large
                      amount invested or, in certain                    purchases and certain types of investors. At
                      circumstances, waived. Class A shares             the time of your purchase, your investment
                      bought as part of an investment of $1             firm may receive a commission from
                      million or more are not subject to an initial     Pioneer Funds Distributor, Inc. ("PFD"), the
                      sales charge, but may be charged a                Fund's distributor, of up to 4% declining as
                      contingent deferred sales charge ("CDSC")         the size of your investment increases.
                      of 1.00% if sold within one year
                      of purchase.                                      There is no CDSC, except in certain
                                                                        circumstances when the initial sales charge
                      Class A shares pay a shareholder servicing        is waived.
                      fee (non 12b-1) of up to 0.25%
                                                                        Class A shares are subject to distribution
                                                                        and service (12b-1) fees of up to 0.25% of
                                                                        average daily net assets.
-------------------------------------------------------------------------------------------------------------------------
 Class B sales        Class B shares are offered without an initial     Class B shares are offered without an initial
 charges and Rule     sales charge, but are subject to a CDSC of        sales charge, but are subject to a CDSC of up to
 12b-1 fees           up to 5%. For Class B shares held                 4% if you sell your shares. The charge is
                      continuously, the CDSC declines over six          reduced over time and is not charged after five
                      years, starting with year one and ending in       years. Your investment firm may receive a
                      year seven from: 5%, 4%, 3%, 2%, 1%.              commission from PFD, the Fund's distributor, at
                      Eight years after purchase Class B shares         the time of your purchase of up to 4%.
                      automatically convert to Class A shares.
                                                                        Class B shares are subject to distribution and
                      Class B shares pay a shareholder servicing        service (12b-1) fees of up to 1% of average
                      fee (non 12b-1) of up to 0.25% of average         daily net assets.
                      daily net assets. This fee is in the form of a
                      separate non-Rule 12b-1 fee. All Funds bear       Class B shares acquired through the
                      a distribution (12b-1) fee of up to 0.75%.        Reorganization will retain the holding period,
                                                                        CDSC and commission schedules applicable to
                      Maximum investment for all Class B                the original purchase.
                      purchases by a shareholder for the Fund's
                      shares is $99,999.                                Maximum purchase of Class B shares in a
                                                                        single transaction is $49,999.

                                                                        Class B shares convert to Class A shares eight
                                                                        years after the date of purchase.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                     AmSouth Balanced Fund                         Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Balanced Fund does not impose             The Fund does not impose any initial,
 sales charges and     any initial or CDSC on Class I shares.            contingent deferred or asset based sales
 Rule 12b-1 fees                                                         charge on Class Y shares.
                       The Fund may impose a shareholder
                       servicing fee (non 12b-1) of up to 0.15%
                       of average daily net assets. The fee is           The distributor incurs the expenses of
                       computed daily and paid monthly.                  distributing the Fund's Class Y shares, none of
                                                                         which are reimbursed by the Fund or the
                                                                         Class Y shareowners.
-------------------------------------------------------------------------------------------------------------------------
 Management and        AmSouth Balanced Fund pays an advisory fee        Pioneer Classic Balanced Fund will pay
 other fees            on a monthly basis at an annual rate of           Pioneer an advisory fee as follows: 0.65%
                       0.80% of the Fund's average daily net assets.     of the Fund's average daily net assets on
                                                                         the first $1 billion, 0.60% on the next $4
                       ASO Services Company, Inc. ("ASO") serves         billion, and 0.55% on assets over $5 billion.
                       as administrator and fund accounting agent        The fee is computed daily and paid monthly.
                       for the Fund. The Fund pays ASO an
                       administrative services fee of 0.15% of the       In addition, the Fund will reimburse Pioneer
                       Fund's average daily net assets.                  for certain fund accounting and legal
                                                                         expenses incurred on behalf of the Fund
                       For the fiscal year ended July 31, 2004, other    and pay a separate shareholder servicing/
                       expenses of the Fund were limited to 0.54%        transfer agency fee to PIMSS, an affiliate of
                       for Class A shares, 0.54% for Class B shares      Pioneer.
                       and 0.44% for Class I shares. Any fee waiver or
                       expense reimbursement arrangement is              The Fund's total annual fund operating
                       voluntary and may be discontinued at any time.    expenses are estimated to be 1.13% of
                                                                         average daily net assets for Class A shares,
                       For the fiscal year ended July 31, 2004, the      1.99% for Class B shares, and 0.78% for
                       Fund's annual operating expenses for Class A      Class Y shares for the current fiscal year.
                       shares, after giving effect to the expense
                       limitation were 1.32%, and without giving
                       effect to the expense limitation, were 1.34%
                       of average daily net assets.

                       For the fiscal year ended July 31, 2004, the Fund's annual operating expenses for Class B shares, after giving effect to the expense limitation were 2.07%, and without giving effect to the expense limitation, were 2.09% of average daily net assets.

                       For the fiscal year ended July 31, 2004, the
                       Fund's annual operating expenses for Class I
                       shares, after giving effect to the expense
                       limitation were 1.17%, and without giving
                       effect to the expense limitation, were 1.21%
                       of average daily net assets.
-------------------------------------------------------------------------------------------------------------------------
 Buying shares         You may buy shares of the Fund directly           You may buy shares from any investment
                       through BISYS Fund Services, the Fund's           firm that has a sales agreement with PFD,
                       distributor, or through brokers, registered       the Pioneer Fund's distributor.
                       investment advisers, banks and other financial
                       institutions that have entered into selling       If the account is established in the
                       agreements with the Fund's distributor, as        shareholder's own name, shareholders may
                       described in the Fund's prospectus.               also purchase additional shares of Pioneer
                                                                         Fund by telephone or online.
                       Certain account transactions may be done by
                       telephone.
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                   AmSouth Balanced Fund                       Pioneer Classic Balanced Fund
-------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund for     You may exchange your shares for shares
                     shares of the same class of another AmSouth      of the same class of another Pioneer mutual
                     Fund, usually without paying additional sales    fund. Your exchange request must be for at
                     charges. You must meet the minimum               least $1,000. The Fund allows you to
                     investment requirements for the Fund into        exchange your shares at net asset value
                     which you are exchanging. Exchanges from         without charging you either an initial or
                     one Fund to another are taxable. Class A         contingent deferred shares charge at the
                     shares may be exchanged for Class I shares       time of the exchange. Shares you acquire as
                     of the same Fund or another AmSouth Fund if      part of an exchange will continue to be
                     you become eligible to purchase Class I          subject to any contingent deferred sales
                     shares. Class I shares may be exchanged for      charge that applies to the shares you
                     Class A shares of the same Fund. No              originally purchased. When you ultimately
                     transaction fees are currently charged for       sell your shares, the date of your original
                     exchanges.                                       purchase will determine your contingent
                                                                      deferred sales charge. An exchange
                     If you sell your shares or exchange them for     generally is treated as a sale and a new
                     shares of another AmSouth Fund within 7          purchase of shares for federal income tax
                     days of the date of purchase, you will be        purposes.
                     charged a 2.00% fee on the current net asset
                     value of the shares sold or exchanged. The       After you establish an eligible fund account,
                     fee is paid to the Fund to offset the costs      you can exchange Fund shares by telephone
                     associated with short-term trading, such as      or online.
                     portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage and
                     other types of omnibus accounts (except
                     where it is not practical for the plan
                     administrator or brokerage firm to implement
                     the fee). The Fund will not impose the
                     redemption fee on a redemption or exchange
                     of shares purchased upon the reinvestment of
                     dividend and capital gain distributions.
-------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
-------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the       Normally, your investment firm will send
                     Fund directly in writing or by telephone or      your request to sell shares to PIMSS. You
                     by contacting a financial intermediary as        can also sell your shares by contacting the
                     described in the Fund's prospectus.              Fund directly if your account is registered in
                                                                      your name.

                                                                      If the account is established in the
                                                                      shareholder's own name, shareholders may
                                                                      also redeem shares of the Fund by
                                                                      telephone or online.
-------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on your investment in either Fund or not make as much as if you invested elsewhere if:

     o The stock market goes down (this risk may be greater in the short term)

     o The adviser's judgment about the attractiveness, growth potential or potential appreciation of a particular stock proves to be incorrect

     o The market segment on which the Fund equity investment are focused -- value and growth stocks -- under performs other kinds of investments or market averages

     o The value of the Fund's fixed-income investments declines due to an increase in interest rates (generally, an increase in the average maturity of the fixed income portfolio of the Fund will make it more sensitive to interest rate risk)

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o An issuer cannot make timely interest and principal payments on its debt securities, such as bonds (the lower a security's rating, the greater its credit risk)

     Each Fund may trade securities actively to achieve its principal investment strategies. Active trading of portfolio securities could increase each Fund's transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay (on distributions of net gains realized on those trades).

     If either Fund invests in securities with additional risk, that Fund's share price volatility accordingly could be greater and its performance lower.

     At times, more than 25% of the Fund's assets may be invested in the same market segment, such as financials or technology. To the extent the Fund emphasizes investments in a market segment, the Fund will be subject to a greater degree to the risks particular to the industries in that segment, and may experience greater market fluctuation, than a Fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and REITs, may be sensitive to changes in interest rates and general economic activity and are subject to extensive government regulation. Industries in the technology segment, such as information technology, communications equipment, computer hardware and software, and office and scientific equipment, are subject to risks of rapidly evolving technology, short product lives, rates of corporate expenditures, falling prices and profits, competition from new market entrants, and general economic conditions.

     If the Fund does a lot of trading, it may incur additional operating expenses, which would reduce performance, and could cause shareowners to incur a higher level of taxable income or capital gains.

     Pioneer Classic Balanced Fund may be subject to the following additional risks associated with investing in non-U.S. issuers, which may involve unique risks compared to investing in securities of U.S. issuers. Some of these risks do not apply to larger, more developed non-U.S. countries. However, these risks are more pronounced for issuers of securities in emerging markets. These risks may include:

     o Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, Pioneer may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect the securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

Past Performance

     Set forth below is performance information for AmSouth Balanced Fund. The bar charts show how AmSouth Balanced Fund's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The tables show average annual total return for AmSouth Balanced Fund over time for each class of shares compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in AmSouth Balanced Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance does not indicate future results. Pioneer Classic Balanced Fund has not commenced investment operations.

                    AmSouth Balanced Fund -- Class A Shares
                         Calendar Year Total Returns*

[THE BAR CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

 '95      '96     '97      '98      '99     '00     '01      '02      '03     '04
23.51    9.72    20.84    13.12    1.33    10.18    4.84    -6.86    15.69    6.60

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 10.62% for the quarter ended June 30, 2003, and the lowest quarterly return was -6.78% for the quarter ended September 30, 2002.

                             AmSouth Balanced Fund
            Average Annual Total Returns (as of December 31, 2004)

-----------------------------------------------------------------------------------------------------
                                                                    1 Year     5 Years     10 Years
-----------------------------------------------------------------------------------------------------
 AmSouth Balanced Fund, Class A Shares
-----------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                              1.68%       4.79%       9.02%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 0.89%       3.23%       6.71%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         1.07%       3.29%       6.64%
-----------------------------------------------------------------------------------------------------
 AmSouth Balanced Fund, Class B Shares
-----------------------------------------------------------------------------------------------------
 Return Before Taxes(1)                                              1.86%       4.87%       8.75%
-----------------------------------------------------------------------------------------------------
 AmSouth Balanced Fund, Class I Shares(2)
-----------------------------------------------------------------------------------------------------
 Return Before Taxes                                                 7.76%       6.15%       9.78%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                 6.88%       4.46%       7.38%
-----------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares         5.02%       4.38%       7.27%
-----------------------------------------------------------------------------------------------------
 S&P 500 Index                                                      10.87%      -2.30%      12.07%
-----------------------------------------------------------------------------------------------------
 Lehman Government/Credit Bond Index                                4.19%       8.00%       7.80%
-----------------------------------------------------------------------------------------------------

(1) Class A shares were first offered on 12/19/91. Performance for the Class B shares, which were first offered on 9/2/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date. The historical performance of the Class B shares has been restated to reflect the Fund's Class B shares distribution (12b-1) fees and the contingent deferred sales charge.

(2) Performance for the Class I shares, which were first offered on 9/1/97, is based on the historical performance of the Fund's Class A shares (without sales charge) prior to that date.

     The table shows the impact of taxes on the Fund's returns. After-tax returns are only shown for Class A shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The table below shows the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the table appearing below are based on (i) for the AmSouth Balanced Fund, the expenses of AmSouth Balanced Fund for the period ended January 31, 2005 and (ii) for the Pioneer Classic Balanced Fund, the estimated pro forma annual expenses assuming the Reorganization occurred on May 31, 2005.



                                                                          Pioneer                 Pioneer                  Pioneer
                                                                          Classic                 Classic                  Classic
                                                             AmSouth      Balanced    AmSouth     Balanced     AmSouth    Balanced
                                                            Balanced        Fund     Balanced       Fund      Balanced      Fund
                                                             Fund(1)    (Pro Forma)   Fund(1)   (Pro Forma)    Fund(1)   (Pro Forma)
Shareholder transaction fees                                 Class A      Class A     Class B     Class B      Class I     Class Y
 (paid directly from your investment)                       --------    -----------  --------   -----------   --------   -----------
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .............................   5.50%(2)    5.75%(2)     None        None         None        None
Maximum deferred sales charge (load) as a percentage of
 purchase price or the amount you receive when you sell
 shares, whichever is less ................................   None        None         5.00%(3)    4.00%        None        None
Redemption fees ...........................................   2.00%(4)    None         2.00%(4)    None         2.00%(4)    None
Annual fund operating expenses (deducted from fund
 assets) (as a % of average net assets)
Management fee ............................................   0.80  %     0.65%        0.80%       0.65%        0.80%       0.65%
Distribution and service (12b-1) fee ......................   None        0.25%        0.75%       1.00%        None        None
Other expenses ............................................   0.60%(5)    0.23%        0.63%(5)    0.34%        0.50%(5)    0.13%
Total fund operating expenses .............................   1.40%       1.13%(6)     2.18%       1.99%(6)     1.30%       0.78%(6)
Expense reimbursement/reduction ...........................   0.07%       N/A          0.10%        N/A         0.12%        N/A
Net fund operating expenses ...............................   1.33%       1.13%        2.08%       1.99%        1.18%       0.78%

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) A CDSC on Class B shares held continuously declines over six years starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.53% for Class A shares, 0.53% for Class B shares and 0.38% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, (d) each Fund's gross operating expenses remain the same, and (e) the expense limitation for your Fund is in effect for year one. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------
                                                                       Pro Forma
                                                                        Pioneer
                                                         AmSouth        Classic
                                                        Balanced       Balanced
Number of years you own your shares                       Fund           Fund
--------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------
 Year 1                                                  $  685           $  684
--------------------------------------------------------------------------------
 Year 3                                                  $  969           $  913
--------------------------------------------------------------------------------
 Year 5                                                  $1,274           $1,161
--------------------------------------------------------------------------------
 Year 10                                                 $2,137           $1,871
--------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------
 Year 1                                                  $  721           $  602
--------------------------------------------------------------------------------
 Year 3                                                  $  982           $  924
--------------------------------------------------------------------------------
 Year 5                                                  $1,369           $1,173
--------------------------------------------------------------------------------
 Year 10                                                 $2,316           $2,095
--------------------------------------------------------------------------------
 Class B -- assuming no redemption
--------------------------------------------------------------------------------
 Year 1                                                  $  221           $  202
--------------------------------------------------------------------------------
 Year 3                                                  $  682           $  624
--------------------------------------------------------------------------------
 Year 5                                                  $1,169           $1,073
--------------------------------------------------------------------------------
 Year 10                                                 $2,316           $2,095
--------------------------------------------------------------------------------
                                                        Class I          Class Y
--------------------------------------------------------------------------------
 Year 1                                                  $  132           $   80
--------------------------------------------------------------------------------
 Year 3                                                  $  412           $  249
--------------------------------------------------------------------------------
 Year 5                                                  $  713           $  433
--------------------------------------------------------------------------------
 Year 10                                                 $1,568           $  966
--------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of Amsouth Balanced Fund. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, and AmSouth Bank informed the Trustees that they did not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges. In addition, Pioneer offers shareholders additional options for their accounts, including the ability to transact and exchange shares over the telephone or online and the ability to access account values and transaction history in all of the shareholder's direct accounts in the Pioneer Funds over the telephone or online.

     Third, Pioneer Classic Balanced Fund's management fee (0.65% of average daily net assets on the first $1 billion, 0.60% on the next $4 billion, and 0.55% on assets over $5 billion) will be substantially lower than the advisory fee of your Fund (0.80% of average daily net assets). The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds will be the same. Moreover, your AmSouth Fund's Class I shares pay a non-12b-1 shareholder servicing fee that will not be paid by the Pioneer Fund's Class Y shares. On a pro forma basis, both the gross and net expenses of each class of the Pioneer Fund are estimated to be lower than the expenses of the corresponding class of your AmSouth Fund. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

     Fourth, the Class A, B and Y shares of Pioneer Classic Balanced Fund received in the Reorganization will provide AmSouth Balanced Fund shareholders with exposure to substantially the same investment product as they have currently.

     Fifth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of the AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.


                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                       (Pro Forma)
                                                AmSouth        Pioneer Classic     Pioneer Classic
                                             Balanced Fund      Balanced Fund       Balanced Fund
                                              May 31, 2005       May 31, 2005       May 31, 2005
                                             -------------     ---------------     ---------------
Total Net Assets (in thousands) .........      $ 181,569            N/A               $ 181,569
  Class A shares ........................      $ 105,281            N/A               $ 105,281
  Class B shares ........................      $  25,044            N/A               $  25,044
  Class I/Y shares ......................      $  51,244            N/A               $  51,244

Net Asset Value Per Share
  Class A shares ........................      $   12.74            N/A               $   12.74
  Class B shares ........................      $   12.69            N/A               $   12.69
  Class I/Y shares ......................      $   12.74            N/A               $   12.74

Shares Outstanding
  Class A shares ........................      8,265,238            N/A               8,265,238
  Class B shares ........................      1,973,093            N/A               1,973,093
  Class I/Y shares ......................      4,022,510            N/A               4,022,510

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

         AmSouth Strategic Portfolios: Aggressive Growth Portfolio and
                  Pioneer Ibbotson Aggressive Allocation Fund

                                 PROPOSAL 1(b)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund is structured as a "fund of funds," which means all of its assets are invested in other mutual funds ("underlying funds"). Your Fund invests only in other AmSouth funds. Currently, the Pioneer Fund only invests in other Pioneer Funds but is seeking an exemptive order from the Securities and Exchange Commission that would permit the Pioneer Fund to invest, in addition, in mutual funds that are not managed by Pioneer. To the extent Pioneer receives an order from the Securities and Exchange Commission that permits Pioneer to invest in such other non-Pioneer underlying funds, Pioneer and the Pioneer Fund intend to rely on such order, subject to any applicable conditions of the order. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

     Comparison of AmSouth Strategic Portfolios: Aggressive Growth Portfolio to Pioneer Ibbotson Aggressive Allocation Fund

-----------------------------------------------------------------------------------------------------------------------
                               AmSouth Strategic Portfolios:                  Pioneer Ibbotson Aggressive
                                Aggressive Growth Portfolio                         Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Business              A diversified series of AmSouth Funds, an     A series of Pioneer Ibbotson Asset
                       open-end management investment company        Allocation Series, a diversified open-end
                       organized as a Massachusetts business         management investment company organized
                       trust.                                        as a Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------
 Net assets as of      $51.9 million                                 $19.1 million
 March 31, 2005
-----------------------------------------------------------------------------------------------------------------------
 Investment advisers   Investment Adviser:                           Investment Adviser:
 and portfolio         AAMI                                          Pioneer
 managers
                       Portfolio Manager:                            Investment Subadviser:
                       Day-to-day management of AmSouth              Ibbotson Associates Advisors, LLC
                       Strategic Portfolios: Aggressive Growth       ("Ibbotson")
                       Portfolio is the responsibility of the
                       AmSouth Strategy Committee, and no            Portfolio Managers:
                       person is primarily responsible for making    Day-to-day management of Pioneer
                       recommendations to the Committee. The         Ibbotson Aggressive Allocation Fund is the
                       Committee members consist of John P.          responsibility of portfolio managers and
                       Boston, CFA, Fred Crown, CFA, Paige B.        members of Ibbotson's Investment
                       Daniel, David M. Dasari, CFA, Joseph T.       Committee headed by Roger Ibbotson.
                       Keating, Ronald E. Lindquist, John Mark       Roger Ibbotson founded Ibbotson in 1977
                       McKenzie, Matt Smith, CFA, Brian B.           and is the firm's Chairman. Peng Chen,
                       Sullivan, CFA, Doug S. Williams and           Ph.D., managing director and chief
                       Jason Waters.                                 investment officer at Ibbotson, conducts
                                                                     research projects on asset allocation,
                                                                     portfolio risk measurement, nontraditional
                                                                     assets, and global financial markets. Dr.
                                                                     Chen joined
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                AmSouth Strategic Portfolios:                     Pioneer Ibbotson Aggressive
                                 Aggressive Growth Portfolio                            Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Investment advisers   Mr. Boston is Chief Fixed Income Officer for    Ibbotson in 1997. Michael E. Annin,
 and portfolio         AAMI. He began his career in investment         managing director, manages the investment
 managers              management with AmSouth Bank in 1987            management services and data products
 (continued)           and has been associated with AAMI since         group for Ibbotson. Scott Wentsel, senior
                       1996. Mr. Boston received his CFA charter       portfolio manager, is responsible for
                       in 1993 and is an active member and past        management of the firm's fund-of-funds
                       president of the Alabama Society of             business which includes oversight of its
                       Financial Analysts. He also serves as the       investment management staff and process.
                       portfolio manager for the AmSouth High          Alexander E. Kaye, portfolio manager, is
                       Quality Bond Fund. Mr. Boston is a Senior       responsible for managing the delivery of
                       Vice President of AmSouth Bank and Vice         fund-of-funds programs for institutional and
                       President of AAMI.                              retail clients, which includes asset allocation
                                                                       modeling, portfolio construction, fund
                       Mr. Crown has been employed with                classification and manager due diligence.
                       AmSouth Bank since 1982 and AAMI since          Brian Huckstep, portfolio manager, is
                       2001. He was an Institutional Fund Manager      responsible for managing the delivery of
                       with AAMI (2001-2003) and has been a            fund-of-funds programs for institutional and
                       Regional Manager since 2003. Mr. Crown is       retail clients, which includes asset allocation
                       a Senior Vice President of AmSouth Bank.        modeling, portfolio construction, fund
                                                                       classification, and manager due diligence.
                       Ms. Daniel has been employed with
                       AmSouth Bank since 1999. She has been
                       employed by AAMI as the Director of
                       Alternative Strategies since 2003. She is an
                       Assistant Vice President with AmSouth
                       Bank.

                       Mr. Dasari has been employed with
                       AmSouth Bank since 2002 and AAMI since
                       2003. He is Director of Individual Security
                       Management for AAMI. Prior to joining
                       AmSouth Bank, he was Assistant Vice
                       President at Fifth Third Bank. Mr. Dasari is a
                       Vice President of AmSouth Bank.

                       Mr. Keating has been employed with
                       AmSouth Bank since 2001 and AAMI since
                       2002. He is the Chairman and Chief
                       Investment Officer of AAMI. Prior to 2001,
                       he was employed as the Chief Market
                       Strategist and Chief Fixed Income Officer of
                       Fifth Third Bank. Mr. Keating is an Executive
                       Vice-President of AmSouth Bank.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               AmSouth Strategic Portfolios:         Pioneer Ibbotson Aggressive
                                Aggressive Growth Portfolio                Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Investment advisers   Mr. Lindquist has been employed with AAMI
 and portfolio         since December 1999. Prior to December
 managers              1999, Mr. Lindquist was employed by First
 (continued)           American National Bank (since May 1998),
                       and by Deposit Guaranty National Bank, and
                       Commercial National Bank (since 1978).
                       First American National Bank, Deposit
                       Guaranty National Bank and Commercial
                       National Bank are predecessors of AmSouth
                       Bank and affiliates of AAMI. He also serves
                       as the portfolio manager for the AmSouth
                       Large Cap Fund. Mr. Lindquist is a Senior
                       Vice President of AmSouth Bank and Vice
                       President of AAMI.

                       Mr. McKenzie has been involved in
                       investment management since 1981, with
                       portfolio management expertise in both
                       equity and fixed income securities.
                       Mr. McKenzie co-managed the AmSouth
                       Government Income Fund from 1999 to
                       2002 and managed it from 2003 to 2004.
                       Mr. McKenzie has been associated with the Trust Investment Department of AmSouth
                       Bank, and banks acquired by AmSouth
                       Bank, since 1984 and joined AAMI in 2003.
                       Mr. McKenzie is a Senior Vice President of
                       AmSouth Bank and Vice President of AAMI.

                       Mr. Smith has been employed with
                       AmSouth Bank since 1988. He has been
                       employed by AAMI as a Regional Manager
                       since 2004. He is a Senior Vice President with AmSouth Bank.

                       Mr. Sullivan has been an officer of AAMI since 1996 and joined AmSouth Bank in 1984. Prior to serving as Director of Fixed
                       Income for AmSouth Bank's Trust
                       Department, Mr. Sullivan managed equity
                       portfolios and held the position of equity research coordinator for AmSouth Bank's
                       Trust Department. Mr. Sullivan is a Senior
                       Vice President of AmSouth Bank and Vice
                       President of AAMI.

                       Mr. Waters has been employed with
                       AmSouth Bank since 1999. He has been
                       employed as an Institutional Portfolio
                       Manager with AAMI since 2001.
                       Mr. Williams is a Senior Vice President of
                       AmSouth Bank.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                AmSouth Strategic Portfolios:                  Pioneer Ibbotson Aggressive
                                 Aggressive Growth Portfolio                         Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Investment advisers    Mr. Williams has been employed with
 and portfolio          AmSouth Bank since 2002. He has been
 managers               employed as a Regional Manager with AAMI
 (continued)            since 2004. Prior to 2002, Mr. Williams was
                        a Director of Portfolio Management with
                        Fifth Third Bank (1988-2002). Mr. Williams
                        is a Senior Vice President of AmSouth
                        Bank.
-----------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Strategic Portfolios: Aggressive      Pioneer Ibbotson Aggressive Allocation Fund
                        Growth Portfolio seeks to provide investors   seeks long-term capital growth.
                        with capital growth.
-----------------------------------------------------------------------------------------------------------------------
 Primary investments    Each Fund allocates its investments among underlying funds within pre-determined strategy ranges.

                        AmSouth Strategic Portfolios: Aggressive Growth Portfolio:
                        AmSouth Strategic Portfolios: Aggressive Growth Portfolio allocates its assets among the following underlying funds within the ranges set forth below based upon AAMI's outlook for the economy, financial markets and relative market valuations of the underlying AmSouth
                        Funds.

                        Underlying Fund                                             Allocation Range
                        AmSouth Value Fund                                               0-20%
                        AmSouth Select Equity Fund                                       0-15%
                        AmSouth Enhanced Market Fund                                     0-25%
                        AmSouth Large Cap Fund                                           0-15%
                        AmSouth Capital Growth Fund                                      0-20%
                        AmSouth Mid Cap Fund                                             0-15%
                        AmSouth Small Cap Fund                                           0-25%
                        AmSouth International Equity Fund                                0-15%
                        AmSouth High Quality Bond Fund                                   0-35%
                        AmSouth Limited Term Bond Fund                                   0-10%
                        AmSouth Prime Money Market Fund                                   0-5%

                        The selection of the underlying funds and their ranges are not fundamental and may be changed without the prior approval of AmSouth Strategic Portfolios: Aggressive Growth
                        Portfolio's shareholders.

                        Pioneer Ibbotson Aggressive Allocation Fund:
                        Because this is an aggressive allocation fund, the majority of Pioneer Ibbotson Aggressive
                        Allocation Fund's assets will be invested in equity funds, although a portion of its assets will be invested in bond funds, cash, cash equivalents, or in money market funds. Under normal circumstances, Pioneer Ibbotson Aggressive Allocation Fund initially expects to invest its assets among asset classes in the following ranges:

                        Short-Term        Equity Fund      Fixed Income Fund
                        Investments       Allocation       Allocation
                        Allocation
                        0-5%              75-95%           5-15%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                            AmSouth Strategic Portfolios:                   Pioneer Ibbotson Aggressive
                             Aggressive Growth Portfolio                           Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Primary investments   Based upon the analysis described under "Asset allocation process," the Fund initially expects
 (continued)           to invest its assets in underlying mutual funds within the following ranges:

                       Fund Name                                                               Percentage of
                                                                                               Fund Holdings
                       Pioneer Fund                                                            0-25%
                       Pioneer Research Fund                                                   0-25%
                       Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund)          0-25%
                       Pioneer Strategic Growth Fund
                       (formerly Pioneer Papp Strategic Growth Fund)                           0-25%
                       Pioneer Oak Ridge Large Cap Growth Fund                                 0-25%
                       Pioneer AmPac Growth Fund
                       (formerly Pioneer Papp America-Pacific Rim Fund)                        0-25%
                       Pioneer Value Fund                                                      0-25%
                       Pioneer Mid Cap Growth Fund                                             0-25%
                       Pioneer Mid Cap Value Fund                                              0-25%
                       Pioneer Small and Mid Cap Growth Fund
                       (formerly Pioneer Papp Small and Mid Cap Growth Fund)                   0-25%
                       Pioneer Oak Ridge Small Cap Growth Fund                                 0-25%
                       Pioneer Small Cap Value Fund                                            0-25%
                       Pioneer International Equity Fund                                       0-25%
                       Pioneer International Value Fund                                        0-25%
                       Pioneer Europe Select Fund                                              0-25%
                       Pioneer Emerging Markets Fund                                           0-20%
                       Pioneer Real Estate Shares                                              0-20%
                       Pioneer High Yield Fund                                                 0-20%
                       Pioneer Bond Fund                                                       0-20%
                       Pioneer Strategic Income Fund                                           0-20%
                       Pioneer Short Term Income Fund                                          0-20%
                       Pioneer Cash Reserves Fund                                              0-15%

                       The Pioneer Fund may change its target allocation to each asset class, the underlying fund in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders. Certain of the Pioneer Funds into which the AmSouth Funds are being reorganized are not currently included in the above list of funds underlying the Pioneer Fund. Pioneer and Ibbotson may determine to include such additional
                       Pioneer Funds in the list of permitted investments for the Pioneer Fund into which your Fund is being reorganized. Alternatively, Pioneer and Ibbotson may determine to hold those additional
                       Pioneer Funds temporarily until the Pioneer Fund's portfolio is rebalanced.

                       Appendix A contains a summary description of each of the underlying Pioneer funds.

                       Normally, the Fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the Fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.
                       During such periods, the Fund may not be able to achieve its investment objective. The Fund intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the
                       Fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                              AmSouth Strategic Portfolios:                   Pioneer Ibbotson Aggressive
                               Aggressive Growth Portfolio                          Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Borrowing          AmSouth Strategic Portfolios: Aggressive         Pioneer Ibbotson Aggressive Allocation Fund
                    Growth Portfolio may not borrow money or issue   may not borrow money, except on a
                    senior securities, except that the Fund may      temporary basis and to the extent permitted
                    borrow from banks or enter into reverse          by applicable law, the Fund may: (a) borrow
                    repurchase agreements for temporary emergency    from banks or through reverse repurchase
                    purposes in amounts up to 33 1/3% of the value   agreements in an amount up to 33 1/3% of
                    of its total assets at the time of such          the Fund's total assets (including the
                    borrowing. AmSouth Strategic Portfolios:         amount borrowed); (b) borrow up to an
                    Aggressive Growth Portfolio will not purchase    additional 5% of the Fund's assets for
                    securities while borrowings (including reverse   temporary purposes; (c) obtain such short-
                    repurchase agreements) in excess of 5% of its    term credits as are necessary for the
                    total assets are outstanding. In addition,       clearance of portfolio transactions; (d)
                    AmSouth Strategic Portfolios: Aggressive         purchase securities on margin; and (e)
                    Growth Portfolio is permitted to participate     engage in transactions in mortgage dollar
                    in a credit facility whereby the Fund may        rolls that are accounted for as financings.
                    directly lend to and borrow money from other
                    AmSouth Funds for temporary purposes, provided
                    that the loans are made in accordance with an
                    order of exemption from the SEC and any
                    conditions thereto.
-----------------------------------------------------------------------------------------------------------------------
 Other investment   As described above, the Funds have substantially similar principal investment strategies
 policies and       and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions       For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------
                                                 Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------
 Class A sales      Class A shares are offered with an initial       Class A shares are offered with an initial
 charges and Rule   sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
 12b-1 fees         price, which is reduced depending upon the       price, which is reduced or waived for large
                    amount invested or, in certain                   purchases and certain types of investors. At
                    circumstances, waived. Class A shares            the time of your purchase, your investment
                    bought as part of an investment of $1            firm may receive a commission from
                    million or more are not subject to an initial    Pioneer Funds Distributor, Inc. ("PFD"), the
                    sales charge, but may be charged a               Fund's distributor, of up to 2% declining as
                    contingent deferred sales charge ("CDSC")        the size of your investment increases.
                    of 1.00% if sold within one year of
                    purchase.                                        There is no CDSC, except in certain
                                                                     circumstances when the initial sales charge
                    Class A shares pay a shareholder servicing       is waived.
                    fee (non 12b-1) of up to 0.25% of average
                    daily net assets.                                Class A shares are subject to distribution
                                                                     and service (12b-1) fees of up to 0.25% of
                                                                     average daily net assets.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                AmSouth Strategic Portfolios:                    Pioneer Ibbotson Aggressive
                                 Aggressive Growth Portfolio                           Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial   Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC of      sales charge, but are subject to a CDSC of
 12b-1 fees            up to 5%. For Class B shares issued to          up to 2% if you sell your shares. The
                       former ISG Funds shareholders in                charge is reduced over time and is not
                       connection with the combination of              charged after five years. Your investment
                       AmSouth Funds with ISG Funds, the CDSC          firm may receive a commission from PFD,
                       on such Class B shares held continuously        the Fund's distributor, at the time of your
                       declines over six years, starting with year     purchase of up to 2%.
                       one and ending in year seven from: 4%,
                       3%, 3%, 2%, 2%, 1%. For all other Class B       Class B shares are subject to distribution
                       shares held continuously, the CDSC declines     and service (12b-1) fees of up to 1% of
                       over six years, starting with year one and      average daily net assets.
                       ending in year seven from: 5%, 4%, 3%,
                       3%, 2%, 1%. Eight years after purchase          Class B shares acquired through the
                       (seven years in the case of shares acquired     Reorganization will retain the holding
                       in the ISG combination), Class B shares         period, CDSC and commission schedules
                       automatically convert to Class A shares.        applicable to the original purchase.

                       Class B shares pay a shareholder servicing      Maximum purchase of Class B shares in a
                       fee (non 12b-1) of up to 0.25% of average       single transaction is $49,999.
                       daily net assets and a distribution (12b-1)
                       fee of up to 0.75% of average daily net         Class B shares convert to Class A shares
                       assets.                                         eight years after the date of purchase. Class
                                                                       B shares issued to former ISG Funds
                       Maximum investment for all Class B              shareholders will convert to Class A shares
                       purchases by a shareholder for the Fund's       seven years after the date of purchase.
                       shares is $99,999.
-----------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Strategic Portfolios: Aggressive        The Fund does not impose any initial,
 sales charges and     Growth Portfolio does not impose any initial    contingent deferred or asset based sales
 Rule 12b-1 fees       or CDSC on Class I shares.                      charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15% of     distributing the Fund's Class Y shares, none
                       average daily net assets.                       of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
-----------------------------------------------------------------------------------------------------------------------
Management and         AmSouth Strategic Portfolios: Aggressive        The management fee payable by Pioneer
other fees             Growth Portfolio pays an advisory fee on a      Ibbotson Aggressive Allocation Fund is
                       monthly basis at an annual rate of 0.20% of     equal to 0.13% of average daily net assets
                       the Fund's average daily net assets.            attributable to the Fund's investments in
                                                                       underlying funds managed by Pioneer and
                       ASO Services Company, Inc. ("ASO") serves       cash and 0.17% of average daily net assets
                       as administrator and fund accounting agent      attributable to other investments, including
                       for the Fund. The Fund pays ASO an              underlying funds that are not managed by
                       administrative services fee of 0.15% of the     Pioneer, with breakpoints at incremental
                       Fund's average daily net assets.                asset levels. Since Pioneer currently
                                                                       manages all of the underlying funds, the
                                                                       management fee will initially be 0.13% of
                                                                       average daily net assets.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                           AmSouth Strategic Portfolios:                     Pioneer Ibbotson Aggressive
                            Aggressive Growth Portfolio                            Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Management and   For the fiscal year ended July 31, 2004,        In addition, the Fund reimburses Pioneer for
 other fees       other expenses of the Fund were limited to      certain fund accounting and legal expenses
 (continued)      0.36% for Class A shares, 0.35% for Class       incurred on behalf of the Fund and pays a
                  B shares and 0.31% for Class I shares. Any      separate shareholder servicing/transfer
                  fee waiver or expense reimbursement             agency fee to PIMSS, an affiliate of Pioneer.
                  arrangement is voluntary and may be
                  discontinued at any time. You also indirectly   Pioneer has contractually agreed not to
                  bear a pro rata share of the fees and           impose all or a portion of its fees or to limit
                  expenses of the underlying funds.               other direct ordinary operating expenses to
                                                                  the extent required to reduce expenses,
                  For the fiscal year ended July 31, 2004, the    other than "Estimated average expense ratio
                  Fund's annual operating expenses for Class      of underlying funds," to 0.85% of the
                  A shares, after giving effect to the expense    average daily net assets attributable to Class
                  limitation were 0.56%, and without giving       A shares and 1.64% of average daily net
                  effect to the expense limitation, were          assets attributable to Class B shares. There
                  0.79% of average daily net assets. As of        is no expense limitation with respect to the
                  January 12, 2005, estimated total direct and    Class Y shares. This expense limitation is in
                  indirect expenses were 2.04% of average         effect for Class A shares until December 1,
                  daily net assets.                               2008 and in effect for Class B shares until
                                                                  December 1, 2006. There can be no
                  For the fiscal year ended July 31, 2004, the    assurance that Pioneer will extend these
                  Fund's annual operating expenses for Class      expense limitations past such dates. The
                  B shares, after giving effect to the expense    expense limitation does not limit the
                  limitation were 1.30%, and without giving       expenses of the underlying funds indirectly
                  effect to the expense limitation, were          incurred by a shareholder.
                  1.53% of average daily net assets. As of
                  January 12, 2005, estimated total direct and    Class Y shares of the Pioneer Fund are
                  indirect expenses were 2.78% of average         being offered for the first time in connection
                  daily net assets.                               with the Reorganization.

                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class
                  I shares, after giving effect to the expense
                  limitation were 0.51%, and without giving
                  effect to the expense limitation, were
                  0.74% of average daily net assets. As of
                  January 12, 2005, estimated total direct and
                  indirect expenses were 1.94% of average
                  daily net assets.
-----------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered into   If the account is established in the
                  selling agreements with the Fund's              shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of the Fund
                  prospectus.                                     by telephone or online.

                  Certain account transactions may be done
                  by telephone.
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                               AmSouth Strategic Portfolios:                     Pioneer Ibbotson Aggressive
                                Aggressive Growth Portfolio                            Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund for      You may exchange your shares for shares
                     shares of the same class of another AmSouth       of the same class of another Pioneer mutual
                     fund, usually without paying additional sales     fund. Your exchange request must be for at
                     charges. You must meet the minimum                least $1,000.
                     investment requirements for the Fund into which
                     you are exchanging. Exchanges from one fund       After you establish an eligible fund account,
                     to another are taxable. Class A shares may be     you can exchange Fund shares by telephone
                     exchanged for Class I shares of the same Fund     or online.
                     or another AmSouth Fund if you become eligible
                     to purchase Class I shares. Class I shares may
                     be exchanged for Class A shares of the same
                     Fund. No transaction fees are currently charged
                     for exchanges.

                     If you sell your shares or exchange them for shares of another AmSouth Fund within 7 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage and
                     other types of omnibus accounts (except
                     where it is not practical for the plan
                     administrator or brokerage firm to implement
                     the fee). The Fund will not impose the
                     redemption fee on a redemption or exchange
                     of shares purchased upon the reinvestment of
                     dividend and capital gain distributions.
-----------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
                     --------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the        Normally, your investment firm will send
                     Fund directly in writing or by telephone or       your request to sell shares to PIMSS. You
                     by contacting a financial intermediary as         can also sell your shares by contacting the
                     described in the Fund's prospectus.               Fund directly if your account is registered in
                                                                       your name.

                                                                       If the account is established in the
                                                                       shareholder's own name, shareholders may
                                                                       also redeem shares of the Fund by
                                                                       telephone or online.
-----------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on an investment in a Fund or a Fund may not perform as well as other investment options.

Fund of funds structure and layering of fees

     Each Fund is structured as a fund of funds. Each Fund's investments are focused in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the Fund invests. Since the Funds mainly invest in the underlying funds, as opposed to other types of securities, the Funds do not have the same flexibility in their portfolio holdings as many mutual funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Fund and the underlying funds.

     The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the Fund's transactions in shares of the underlying funds.

     Currently, Pioneer manages all of the funds underlying the Pioneer Fund. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

Equity investments

     Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the Fund will be affected.

     The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

     o The stock market goes down (this risk may be greater in the short term)

     o The fund's equity investments do not have the growth potential or value characteristics originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments

     Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

     The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

     o Interest rates go up causing the value of the fund's portfolio to decline

     o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies

     Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers

     Specific risks associated with the real estate industry include:

     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes

     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities

     Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

     o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect securities markets

     o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

     Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and deteriorating economic environment

     o    Greater risk of loss due to default or declining credit quality

     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives

     Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

     o    As a substitute for purchasing or selling securities

     o To increase the fund's return as a non-hedging strategy that may be considered speculative

     Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Past Performance

     Set forth below is performance information for AmSouth Strategic
Portfolios: Aggressive Growth Portfolio. The bar charts show how AmSouth Strategic Portfolios: Aggressive Growth Portfolio's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in each fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

  AmSouth Strategic Portfolios: Aggressive Growth Portfolio -- Class A Shares
                         Calendar Year Total Returns*

[THE BAR CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

 '00     '01       '02      '03      '04
1.50    -9.40    -22.32    28.31    11.13

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 15.61% for the quarter ended June 30, 2003, and the lowest quarterly return was -19.18% for the quarter ended September 30, 2002.

         Pioneer Ibbotson Aggressive Allocation Fund -- Class A Shares
                          Calendar Year Total Returns

     Pioneer Ibbotson Growth Allocation Portfolio began investment operations in August 2004. Since the Pioneer Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The Fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

           AmSouth Strategic Portfolios: Aggressive Growth Portfolio Average Annual Total Returns (for the periods ending December 31, 2004)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                          Since Inception
                                                                                1 Year        5 Years         (2/1/99)
-----------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Aggressive Growth Portfolio, Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                              5.01%        -0.77%           1.99%
-----------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                              4.96%        -1.62%           1.77%
-----------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                      3.25%        -0.97%           1.38%
-----------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Aggressive Growth Portfolio, Class B Shares
-----------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                              5.37%        -0.74%           2.00%
-----------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Aggressive Growth Portfolio, Class I Shares
-----------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                             11.14%         0.40%           2.93%
-----------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                             11.08%        -0.47%           2.08%
-----------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                      7.24%         0.01%           2.17%
-----------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1) (reflects no deduction for fees, expenses or taxes)            10.87%        -2.30%           0.66%
-----------------------------------------------------------------------------------------------------------------------------

(1) The S&P 500, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on AmSouth Strategic Portfolios:
Aggressive Growth Portfolio's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Strategic Portfolios:
Aggressive Growth Portfolio, the expenses of AmSouth Strategic Portfolios:
Aggressive Growth Portfolio for the period ended January 31, 2005 and (ii) for Pioneer Ibbotson Aggressive Allocation Fund, the estimated expenses for the period ended January 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on January 31, 2005.

                                                       AmSouth                                       AmSouth
                                                      Strategic        Pioneer                      Strategic
                                                     Portfolios:      Ibbotson                     Portfolios:
                                                      Aggressive     Aggressive       Combined      Aggressive
                                                        Growth       Allocation         Fund          Growth
                                                      Portfolio(1)      Fund        (Pro Forma)     Portfolio
Shareholder transaction fees                           Class A         Class A        Class A        Class B
 (paid directly from your investment)                -----------     ----------     -----------    -----------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price .........     5.50%(2)       5.75%           5.75%          None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount
 you receive when you sell shares, whichever
 is less ..........................................     None           None            None           5.00%(3)
Redemption fees ...................................     2.00%(4)       None            None           2.00%(4)
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ....................................     0.20%          0.17%           0.17%          0.20%
Distribution and service (12b-1) fee ..............     None           0.25%           0.25%          0.75%
Other expenses(5) .................................     0.71%          0.78%           0.48%          0.68%
Estimated indirect expenses .......................     1.62%          0.81%           1.00%(8)       2.37%
Total fund operating expenses .....................     2.53%          2.01%(6)        1.90%          4.00%
Expense reimbursement/reduction ...................     0.35%          0.27%           0.05%          0.38%
Net fund operating expenses .......................     2.18%          1.74%           1.85%          3.62%

                                                                                      AmSouth
                                                         Pioneer                    Strategic
                                                        Ibbotson                   Portfolios:
                                                       Aggressive     Combined     Aggressive      Combined
                                                       Allocation       Fund         Growth         Fund
                                                          Fund      (Pro Forma)     Portfolio     (Pro Forma)
Shareholder transaction fees                             Class B      Class B        Class I      Class Y(7)
 (paid directly from your investment)                  ----------   -----------    -----------    -----------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price .........     None           None            None           None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount
 you receive when you sell shares, whichever
 is less ..........................................     4.00%          4.00%           None           None
Redemption fees ...................................     None           None            2.00%(4)       None
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee ....................................     0.17%          0.17%           0.20%          0.17%
Distribution and service (12b-1) fee ..............     1.00%          1.00%           None           None
Other expenses(5) .................................     0.92%          0.70%           0.59%          0.30%
Estimated indirect expenses .......................     0.81%          1.00%(8)        1.57%          1.00%(8)
Total fund operating expenses .....................     2.90%(6)       2.87%           2.36%          1.47%
Expense reimbursement/reduction ...................     0.27%          0.23%           0.31%          N/A
Net fund operating expenses .......................     2.63%          2.64%           2.05%          1.47%

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.

(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.

(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Approximately eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.

(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.

(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.36% for Class A shares, 0.36% for Class B shares and 0.31% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. Pioneer has contractually agreed not to impose all or a portion of its fees or to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated indirect expenses," to 0.85% of the average daily net assets attributable to Class A shares and 1.64% of average daily net assets attributable to Class B shares. This expense limitation is in effect for Class A shares until December 1, 2008 and in effect for Class B until December 1, 2006. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(7) Class Y shares of the Pioneer Fund are being offered for the first time in connection with the Reorganization.

(8) "Estimated indirect expenses" for the Pioneer Funds reflect the estimated gross indirect expenses as of the most recent fiscal period for the underlying funds. Several of the underlying funds are subject to expense limitations, which expire as of various dates. Giving effect to such expense limitations, the estimated indirect expenses would be 0.85%, and the pro forma combined net expenses for the Pioneer Fund would be 1.70%, 2.49% and 1.32% for Class A, Class B and Class Y shares, respectively.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

---------------------------------------------------------------------------------------------------------------------
                                                                  AmSouth
                                                                 Strategic            Pioneer
                                                                Portfolios:          Ibbotson
                                                                 Aggressive         Aggressive         Combined
                                                                   Growth           Allocation           Fund
Number of years you own your shares                              Portfolio             Fund           (Pro Forma)
---------------------------------------------------------------------------------------------------------------------
 Class A
---------------------------------------------------------------------------------------------------------------------
 Year 1                                                            $  758             $  742             $  752
---------------------------------------------------------------------------------------------------------------------
 Year 3                                                            $1,192             $1,091             $1,123
---------------------------------------------------------------------------------------------------------------------
 Year 5                                                            $1,650                N/A             $1,529
---------------------------------------------------------------------------------------------------------------------
 Year 10                                                           $2,916                N/A             $2,657
---------------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
---------------------------------------------------------------------------------------------------------------------
 Year 1                                                            $  798             $  666             $  667
---------------------------------------------------------------------------------------------------------------------
 Year 3                                                            $1,213             $1,172             $1,167
---------------------------------------------------------------------------------------------------------------------
 Year 5                                                            $1,752                N/A             $1,693
---------------------------------------------------------------------------------------------------------------------
 Year 10                                                           $3,087                N/A             $2,948
---------------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
---------------------------------------------------------------------------------------------------------------------
 Year 1                                                            $  298             $  266             $  267
---------------------------------------------------------------------------------------------------------------------
 Year 3                                                            $  913             $  872             $  867
---------------------------------------------------------------------------------------------------------------------
 Year 5                                                            $1,552                N/A             $1,493
---------------------------------------------------------------------------------------------------------------------
 Year 10                                                           $3,087                N/A             $2,948
---------------------------------------------------------------------------------------------------------------------
                                                                  Class I                      Class Y
---------------------------------------------------------------------------------------------------------------------
 Year 1                                                            $  211                N/A             $  150
---------------------------------------------------------------------------------------------------------------------
 Year 3                                                            $  652                N/A             $  465
---------------------------------------------------------------------------------------------------------------------
 Year 5                                                            $1,119                N/A             $  803
---------------------------------------------------------------------------------------------------------------------
 Year 10                                                           $2,410                N/A             $1,757
---------------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Strategic Portfolios: Aggressive Growth Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is the U.
S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Ibbotson Aggressive Allocation Fund's management fee (0.17% of average daily net assets) is lower than the advisory fee of your Fund (0.20% of average daily net assets). Both the historical and estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares. In addition, the broader distribution arrangements of the Pioneer Fund offer greater potential for further asset growth and reduce per share expenses.

     Fourth, because of Pioneer distribution arrangements, Pioneer Fund has greater potential to further increase the assets compared to your Fund. Further assets growth is anticipated to further reduce the combined Fund's gross operating expenses per share.

     Fifth, the Class A, B and Y shares of the Pioneer Fund received in the Reorganization will provide AmSouth Fund shareholders with exposure to a similar investment product as they have currently. The Trustees also noted that the allocation decisions are made by Ibbotson, a leading asset allocation adviser, and that the Pioneer Fund intends, as soon as permitted by the SEC, to include unaffiliated mutual funds as underlying funds.

     Sixth, The transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                   AmSouth
                                                  Strategic                               Pioneer
                                                 Portfolios:          Pioneer            Ibbotson
                                                 Aggressive           Ibbotson          Aggressive
                                                   Growth            Aggressive       Allocation Fund
                                               Portfolio Fund     Allocation Fund       (Pro Forma)
                                                May 31, 2005        May 31, 2005       May 31, 2005
                                               --------------     ---------------     ---------------
  Total Net Assets (in thousands) .........         $53,136            $24,987             $78,123
   Class A shares .........................         $22,953            $14,975             $37,928
   Class B shares .........................         $15,156            $ 4,269             $19,425
   Class I/Y shares .......................         $15,028                N/A             $15,028

  Net Asset Value Per Share
   Class A shares .........................         $  9.60            $ 11.21             $ 11.21
   Class B shares .........................         $  9.19            $ 10.82             $ 10.82
   Class I shares .........................         $  9.60                N/A             $ 11.21

  Shares Outstanding
   Class A shares .........................       2,391,779          1,335,779           3,383,164
   Class B shares .........................       1,649,291            394,722           1,795,948
   Class I/Y shares .......................       1,565,894                N/A           1,340,485

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                                                     Appendix A

Information about the underlying funds

     The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and SAI for each underlying fund is available on the SEC's website as well as on our website at www.pioneerfunds.com.

     Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

     The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective

     Reasonable income and capital growth.

Principal investment strategies

     The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Research Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Investment Adviser

     Pioneer

Pioneer Growth Leaders Fund

Investment objective

     Long term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Strategic Growth Fund

Investment objective

     Long term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. issuers. The fund invests primarily in securities, traded in the U.S., of issuers that the subadviser believes have substantial international activities. In evaluating whether an issuer has substantial international activities, the subadviser considers the degree to which the issuer has non-U.S. reported sales and revenues, operating earnings or tangible assets. The fund may invest up to 20% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective

     Capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

     The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective

     Reasonable income and capital growth.

Principal investment strategies

     The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Mid Cap Growth Fund

Investment objective

     Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Cullen Value Fund

Investment objective

     Capital appreciation. Current income is a secondary objective.

Principal investment strategies

     The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

     The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

     Pioneer

Pioneer Mid Cap Value Fund

Investment objective

     Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective

     Capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization U.S. companies with market capitalizations of $2 billion or less. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. Small capitalization companies have market capitalizations at the time of acquisition of $2 billion or less. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective

     Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

     Pioneer

Pioneer International Equity Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

     Pioneer

Pioneer International Value Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

     The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

     For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

     Pioneer

Pioneer Europe Select Fund

Investment objective

     Capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

     Pioneer

Pioneer Emerging Markets Fund

Investment objective

     Long-term growth of capital.

Principal investment strategies

     The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser

     Pioneer

Pioneer Real Estate Shares

Investment objective

     Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Investment Adviser

     Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

     The underlying funds that invest primarily in debt securities are:

Pioneer Bond Fund

Investment objective

     To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

     The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

     o Debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

     o Cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

     Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

     Pioneer

Pioneer High Yield Fund

Investment objective

     Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

     Pioneer

Pioneer Short Term Income Fund

Investment objective

     A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies

     The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

     o Debt securities, including convertible debt, of corporate and other issuers and commercial paper

     o    Mortgage-backed and asset-backed securities

     o    Short-term money market instruments

     Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

     Pioneer

Pioneer Cash Reserves Fund

Investment objective

     High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies

     The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

     o    U.S. and foreign banks

     o    U.S. and foreign corporate issuers

     o    The U.S. government and its agencies and instrumentalities

     o    Foreign governments

     o    Multinational organizations such as the World Bank

     The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

     Pioneer

Pioneer Strategic Income Fund

Investment objective

     A high level of current income.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

     o    Below investment grade (high yield) securities of U.S. and non-U.S.
          issuers

     o    Investment grade securities of U.S. issuers

     o    Investment grade securities of non-U.S. issuers

     Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities

     o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt

     o    Mortgage-backed and asset-backed securities

     The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

     Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

     Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

     Pioneer

               AmSouth Strategic Portfolios: Growth Portfolio and
                     Pioneer Ibbotson Growth Allocation Fund

                                  PROPOSAL 1(c)

                Approval of Agreement and Plan of Reorganization

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund is structured as a "fund of funds," which means all of its assets are invested in other mutual funds ("underlying funds"). Your Fund invests only in other AmSouth funds. Currently, the Pioneer Fund only invests in other Pioneer Funds but is seeking an exemptive order from the Securities and Exchange Commission that would permit the Pioneer Fund to invest, in addition, in mutual funds that are not managed by Pioneer. To the extent Pioneer receives an order from the Securities and Exchange Commission that permits Pioneer to invest in such other non-Pioneer underlying funds, Pioneer and the Pioneer Fund intend to rely on such order, subject to any applicable conditions of the order. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

Comparison of AmSouth Strategic Portfolios: Growth Portfolio to Pioneer
                        Ibbotson Growth Allocation Fund

----------------------------------------------------------------------------------------------------------------------
                            AmSouth Strategic Portfolios:
                                  Growth Portfolio                     Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Business              A diversified series of AmSouth Funds, an      A series of Pioneer Ibbotson Asset
                       open-end management investment company         Allocation Series, a diversified open-end
                       organized as a Massachusetts business          management investment company organized
                       trust.                                         as a Delaware statutory trust.
----------------------------------------------------------------------------------------------------------------------
 Net assets as of      $64.9 million                                  $32.8 million
 March 31, 2005
----------------------------------------------------------------------------------------------------------------------
 Investment advisers   Investment Adviser:                            Investment Adviser:
 and portfolio         AAMI                                           Pioneer
 managers
                       Portfolio Manager:                             Investment Subadviser:
                       Day-to-day management of the AmSouth           Ibbotson Associates Advisors, LLC
                       Strategic Portfolios: Growth Portfolio is      ("Ibbotson")
                       the responsibility of the AmSouth Strategy
                       Committee, and no person is primarily          Portfolio Managers:
                       responsible for making recommendations         Day-to-day management of Pioneer
                       to the Committee. The Committee members        Ibbotson Growth Allocation Fund is the
                       consist of John P. Boston, CFA, Fred Crown,    responsibility of portfolio managers and
                       CFA, Paige B. Daniel, David M. Dasari, CFA,    members of Ibbotson's Investment
                       Joseph T. Keating, Ronald E. Lindquist,        Committee headed by Roger Ibbotson.
                       John Mark McKenzie, Matt Smith, CFA,           Roger Ibbotson founded Ibbotson in 1977
                       Brian B. Sullivan, CFA, Doug S. Williams       and is the firm's Chairman. Peng Chen,
                       and Jason Waters.                              Ph.D., managing director and chief
                                                                      investment officer at Ibbotson, conducts
                                                                      research projects on asset allocation,
                                                                      portfolio risk measurement, nontraditional
                                                                      assets,
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                               AmSouth Strategic Portfolios:
                                     Growth Portfolio                     Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Investment advisers   Mr. Boston is Chief Fixed Income Officer for     and global financial markets. Dr. Chen
 and portfolio         AAMI. He began his career in investment          joined Ibbotson in 1997. Michael E. Annin,
 managers              management with AmSouth Bank in 1987 and         managing director, manages the investment
 (continued)           has been associated with AAMI since 1996.        management services and data products
                       Mr. Boston received his CFA charter in 1993      group for Ibbotson. Scott Wentsel, senior
                       and is an active member and past president of    portfolio manager, is responsible for
                       the Alabama Society of Financial Analysts. He    management of the firm's fund- of-
                       also serves as the portfolio manager for the     funds business which includes oversight
                       AmSouth High Quality Bond Fund. Mr. Boston       of its investment management staff and
                       is a Senior Vice President of AmSouth Bank       process. Alexander E. Kaye, portfolio
                       and Vice President of AAMI.                      manager, is responsible for managing the
                                                                        delivery of fund-of-funds programs for
                       Mr. Crown has been employed with AmSouth         institutional and retail clients, which
                       Bank since 1982 and AAMI since 2001. He          includes asset allocation modeling, portfolio
                       was an Institutional Fund Manager with AAMI      construction, fund classification and
                       (2001-2003) and has been a Regional              manager due diligence. Brian Huckstep,
                       Manager since 2003. Mr. Crown is a Senior        portfolio manager, is responsible for
                       Vice President of AmSouth Bank.                  managing the delivery of fund-of-funds
                                                                        programs for institutional and retail clients,
                       Ms. Daniel has been employed with AmSouth        which includes asset allocation modeling,
                       Bank since 1999. She has been employed by        portfolio construction, fund classification,
                       AAMI as the Director of Alternative Strategies   and manager due diligence.
                       since 2003. She is an Assistant Vice President
                       with AmSouth Bank.

                       Mr. Dasari has been employed with AmSouth
                       Bank since 2002 and AAMI since 2003. He is
                       Director of Individual Security Management for AAMI. Prior to joining AmSouth Bank, he was Assistant Vice President at Fifth Third
                       Bank. Mr. Dasari is a Vice President of
                       AmSouth Bank.

                       Mr. Keating has been employed with AmSouth
                       Bank since 2001 and AAMI since 2002. He is the Chairman and Chief Investment Officer of
                       AAMI. Prior to 2001, he was employed as the Chief Market Strategist and Chief Fixed
                       Income Officer of Fifth Third Bank.
                       Mr. Keating is an Executive Vice-President of
                       AmSouth Bank.

                       Mr. Lindquist has been employed with AAMI
                       since December 1999. Prior to December
                       1999, Mr. Lindquist was employed by First
                       American National Bank (since May 1998),
                       and by Deposit Guaranty National Bank, and
                       Commercial National Bank (since 1978). First
                       American National Bank, Deposit Guaranty
                       National Bank and Commercial National Bank
                       are predecessors of AmSouth Bank and
                       affiliates of AAMI. He also serves as the
                       portfolio manager for the AmSouth Large Cap
                       Fund. Mr. Lindquist is a Senior Vice President
                       of AmSouth Bank and Vice President of AAMI.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                AmSouth Strategic Portfolios:
                                      Growth Portfolio                 Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Investment advisers    Mr. McKenzie has been involved in
 and portfolio          investment management since 1981, with
 managers               portfolio management expertise in both
 (continued)            equity and fixed income securities.
                        Mr. McKenzie co-managed the AmSouth
                        Government Income Fund from 1999 to
                        2002 and managed it from 2003 to 2004.
                        Mr. McKenzie has been associated with the
                        Trust Investment Department of AmSouth
                        Bank, and banks acquired by AmSouth
                        Bank, since 1984 and joined AAMI in 2003.

                        Mr. McKenzie is a Senior Vice President of
                        AmSouth Bank and Vice President of AAMI.
                        Mr. Smith has been employed with
                        AmSouth Bank since 1988. He has been
                        employed by AAMI as a Regional Manager
                        since 2004. He is a Senior Vice President with AmSouth Bank.

                        Mr. Sullivan has been an officer of AAMI since 1996 and joined AmSouth Bank in 1984. Prior to serving as Director of Fixed Income for AmSouth Bank's Trust
                        Department, Mr. Sullivan managed equity
                        portfolios and held the position of equity research coordinator for AmSouth Bank's
                        Trust Department. Mr. Sullivan is a Senior
                        Vice President of AmSouth Bank and Vice
                        President of AAMI.

                        Mr. Waters has been employed with
                        AmSouth Bank since 1999. He has been
                        employed as an Institutional Portfolio
                        Manager with AAMI since 2001.
                        Mr. Williams is a Senior Vice President of
                        AmSouth Bank.

                        Mr. Williams has been employed with
                        AmSouth Bank since 2002. He has been
                        employed as a Regional Manager with AAMI
                        since 2004. Prior to 2002, Mr. Williams was
                        a Director of Portfolio Management with
                        Fifth Third Bank (1988-2002). Mr. Williams
                        is a Senior Vice President of AmSouth
                        Bank.
----------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Strategic Portfolios: Growth         Pioneer Ibbotson Growth Allocation Fund
                        Portfolio seeks to provide investors with    seeks long-term capital growth and income.
                        long term capital growth.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                          AmSouth Strategic Portfolios:
                                 Growth Portfolio                 Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Primary investments   Each Fund allocates its investments among underlying funds within pre-determined strategy ranges.

                       AmSouth Strategic Portfolios: Growth Portfolio:

                       AmSouth Strategic Portfolios: Growth Portfolio allocates its assets among the following underlying funds within the ranges set forth below based upon AAMI's outlook for the economy, financial markets and relative market valuations of the underlying AmSouth Funds.

                       Underlying Fund                                 Allocation Range
                       AmSouth Value Fund                                   0-15%
                       AmSouth Select Equity Fund                           0-15%
                       AmSouth Enhanced Market Fund                         0-20%
                       AmSouth Large Cap Fund                               0-15%
                       AmSouth Capital Growth Fund                          0-15%
                       AmSouth Mid Cap Fund                                 0-15%
                       AmSouth Small Cap Fund                               0-15%
                       AmSouth International Equity Fund                    0-15%
                       AmSouth Government Income Fund                       0-15%
                       AmSouth High Quality Bond Fund                       0-45%
                       AmSouth Limited Term Bond Fund                       0-15%
                       AmSouth Prime Money Market Fund                       0-5%

                       The selection of the underlying funds and their ranges are not fundamental and may be changed without the prior approval of AmSouth Strategic Portfolios: Growth Portfolio's shareholders.

                       Pioneer Ibbotson Growth Allocation Fund: Because this is a moderate growth allocation fund,
                       Pioneer Ibbotson Growth Allocation Fund's assets will be invested in equity and bond funds, although a small portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, Pioneer Ibbotson Growth Allocation Fund initially expects to invest its assets among asset classes in the following ranges:

                       Short-Term        Equity Fund       Fixed Income Fund
                       Investments       Allocation        Allocation
                       Allocation
                       0-5%              70-80%            20-30%
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                             AmSouth Strategic Portfolios:
                                   Growth Portfolio                       Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Primary investments   Based upon the analysis described under "Asset allocation process," the Fund initially expects
 (continued)           to invest its assets in underlying mutual funds within the following ranges:

                       Fund Name                                                                     Percentage of
                                                                                                     Fund Holdings
                       Pioneer Fund                                                                  0-25%
                       Pioneer Research Fund                                                         0-25%
                       Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund)                0-25%
                       Pioneer Strategic Growth Fund
                       (formerly Pioneer Papp Strategic Growth Fund)                                 0-25%
                       Pioneer Oak Ridge Large Cap Growth Fund                                       0-25%
                       Pioneer AmPac Growth Fund
                       (formerly Pioneer Papp America-Pacific Rim Fund)                              0-25%
                       Pioneer Value Fund                                                            0-25%
                       Pioneer Mid Cap Growth Fund                                                   0-25%
                       Pioneer Mid Cap Value Fund                                                    0-25%
                       Pioneer Small and Mid Cap Growth Fund
                       (formerly Pioneer Papp Small and Mid Cap Growth Fund)                         0-25%
                       Pioneer Oak Ridge Small Cap Growth Fund                                       0-25%
                       Pioneer Small Cap Value Fund                                                  0-25%
                       Pioneer International Equity Fund                                             0-25%
                       Pioneer International Value Fund                                              0-25%
                       Pioneer Europe Select Fund                                                    0-25%
                       Pioneer Emerging Markets Fund                                                 0-20%
                       Pioneer Real Estate Shares                                                    0-20%
                       Pioneer High Yield Fund                                                       0-20%
                       Pioneer Bond Fund                                                             0-25%
                       Pioneer Strategic Income Fund                                                 0-25%
                       Pioneer Short Term Income Fund                                                0-20%
                       Pioneer Cash Reserves Fund                                                    0-20%

                       The Pioneer Fund may change its target allocation to each asset class, the underlying fund in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders. Certain of the Pioneer Funds into which the AmSouth Funds are being reorganized are not currently included in the above list of funds underlying the Pioneer Fund. Pioneer and Ibbotson may determine to include such additional
                       Pioneer Funds in the list of permitted investments for the Pioneer Fund into which your Fund is being reorganized. Alternatively, Pioneer and Ibbotson may determine to hold those additional
                       Pioneer Funds temporarily until the Pioneer Fund's portfolio is rebalanced.

                       Appendix A contains a summary description of each of the underlying Pioneer funds.

                       Normally, the Fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the Fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.
                       During such periods, the Fund may not be able to achieve its investment objective. The Fund intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the
                       Fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                            AmSouth Strategic Portfolios:
                                  Growth Portfolio                    Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Borrowing          AmSouth Strategic Portfolios: Growth             Pioneer Ibbotson Growth Allocation Fund
                    Portfolio may not borrow money or issue          may not borrow money, except on a
                    senior securities, except that the Fund may      temporary basis and to the extent permitted
                    borrow from banks or enter into reverse          by applicable law, the Fund may: (a) borrow
                    repurchase agreements for temporary              from banks or through reverse repurchase
                    emergency purposes in amounts up to              agreements in an amount up to 33 1/3% of
                    33 1/3% of the value of its total assets at the  the Fund's total assets (including the
                    time of such borrowing. AmSouth Strategic        amount borrowed); (b) borrow up to an
                    Portfolios: Growth Portfolio will not            additional 5% of the Fund's assets for
                    purchase securities while borrowings             temporary purposes; (c) obtain such short-
                    (including reverse repurchase agreements)        term credits as are necessary for the
                    in excess of 5% of its total assets are          clearance of portfolio transactions; (d)
                    outstanding. In addition, AmSouth Strategic      purchase securities on margin; and (e)
                    Portfolios: Growth Portfolio is permitted to     engage in transactions in mortgage dollar
                    participate in a credit facility whereby the     rolls that are accounted for as financings.
                    Fund may directly lend to and borrow
                    money from another AmSouth Fund for
                    temporary purposes, provided that the loans
                    are made in accordance with an order of
                    exemption from the SEC and any conditions
                    thereto.
----------------------------------------------------------------------------------------------------------------------
 Other investment   As described above, the Funds have substantially similar principal investment strategies
 policies and       and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions       For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
----------------------------------------------------------------------------------------------------------------------
                                                 Buying, Selling and Exchanging Shares
----------------------------------------------------------------------------------------------------------------------
 Class A sales      Class A shares are offered with an initial       Class A shares are offered with an initial
 charges and Rule   sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
 12b-1 fees         price, which is reduced depending upon the       price, which is reduced or waived for large
                    amount invested or, in certain                   purchases and certain types of investors. At
                    circumstances, waived. Class A shares            the time of your purchase, your investment
                    bought as part of an investment of $1            firm may receive a commission from
                    million or more are not subject to an initial    Pioneer Funds Distributor, Inc. ("PFD"), the
                    sales charge, but may be charged a               Fund's distributor, of up to 2% declining as
                    contingent deferred sales charge ("CDSC")        the size of your investment increases.
                    of 1.00% if sold within one year                 There is no CDSC, except in certain
                    of purchase.                                     circumstances when the initial sales charge
                                                                     is waived.
                    Class A shares pay a shareholder servicing
                    fee (non 12b-1) of up to 0.25% of average        Class A shares are subject to distribution
                    daily net assets.                                and service (12b-1) fees of up to 0.25% of
                                                                     average daily net assets.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                             AmSouth Strategic Portfolios:
                                    Growth Portfolio                     Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial     Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC of        sales charge, but are subject to CDSC of up
 12b-1 fees            up to 5%. For Class B shares issued to            to 2% if you sell your shares. The charge is
                       former ISG Funds shareholders in                  reduced over time and is not charged after
                       connection with the combination of                five years. Your investment firm may receive
                       AmSouth Funds with ISG Funds, the CDSC            a commission from PFD, the Fund's
                       on such Class B shares held continuously          distributor, at the time of your purchase of
                       declines over six years, starting with year       up to 2%.
                       one and ending in year seven from: 4%,
                       3%, 3%, 2%, 2%, 1%. For all other Class B         Class B shares are subject to distribution
                       shares held continuously, the CDSC declines       and service (12b-1) fees of up to 1% of
                       over six years, starting with year one and        average daily net assets.
                       ending in year seven from: 5%, 4%, 3%,
                       3%, 2%, 1%. Eight years after purchase            Class B shares acquired through the
                       (seven years in the case of shares acquired       Reorganization will retain the holding
                       in the ISG combination), Class B shares           period, CDSC and commission schedules
                       automatically convert to Class A shares.          applicable to the original purchase.

                       Class B shares pay a shareholder servicing        Maximum purchase of Class B shares in a
                       fee (non 12b-1) of up to 0.25% of average         single transaction is $49,999.
                       daily net assets and a distribution (12b-1)
                       fee of up to 0.75% of average daily               Class B shares convert to Class A shares
                       net assets.                                       eight years after the date of purchase. Class
                                                                         B shares issued to former ISG Funds
                       Maximum investment for all Class B                shareholders will convert to Class A shares
                       purchases by a shareholder for the Fund's         seven years after the date of purchase.
                       shares is $99,999.
----------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Strategic Portfolios: Growth            The Fund does not impose any initial,
 sales charges and     Portfolio does not impose any initial or        contingent deferred or asset based sales
 Rule 12b-1 fees       CDSC on Class I shares.                         charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15%        distributing the Fund's Class Y shares, none of
                       of average daily net assets.                    which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
----------------------------------------------------------------------------------------------------------------------
 Management and        AmSouth Strategic Portfolios: Growth            The management fee payable by Pioneer
 other fees            Portfolio pays an advisory fee on a monthly     Ibbotson Growth Allocation Fund is equal to
                       basis at an annual rate of 0.20% of the         0.13% of average daily net assets
                       Fund's average daily net assets.                attributable to the Fund's investments in
                                                                       underlying funds managed by Pioneer and
                       ASO Services Company, Inc. ("ASO") serves       cash and 0.17% of average daily net assets
                       as administrator and fund accounting agent      attributable to other investments, including
                       for the Fund. The Fund pays ASO an              underlying funds that are not managed by
                       administrative services fee of 0.15% of         Pioneer, with breakpoints at incremental
                       the Fund's average daily net assets.            asset levels. Since currently all of the
                                                                       underlying funds are managed by Pioneer,
                                                                       the management fee will initially be 0.13%
                                                                       of average daily net assets.
                                                                       In addition, the Fund reimburses Pioneer for
                                                                       certain fund accounting and legal expenses
                                                                       incurred on behalf of the Fund and pays a
                                                                       separate shareholder servicing/transfer
                                                                       agency fee to PIMSS, an affiliate of Pioneer.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                         AmSouth Strategic Portfolios:
                                Growth Portfolio                     Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Management and   For the fiscal year ended July 31, 2004,        Pioneer has contractually agreed not to
 other fees       other expenses of the Fund were limited to      impose all or a portion of its fees or to limit
 (continued)      0.30% for Class A shares, 0.29% for Class       other direct ordinary operating expenses to
                  B shares and 0.25 % for Class I shares.         the extent required to reduce expenses,
                  Any fee waiver or expense reimbursement         other than "Estimated average expense ratio
                  arrangement is voluntary and may be             of underlying funds," to 0.79% of the
                  discontinued at any time. You also indirectly   average daily net assets attributable to Class
                  bear a pro rata share of the fees and           A shares and 1.57% of average daily net
                  expenses of the underlying funds.               assets attributable to Class B shares. There
                  For the fiscal year ended July 31, 2004, the    is no expense limitation with respect to the
                  Fund's annual operating expenses for Class      Class Y shares. This expense limitation is in
                  A shares, after giving effect to the expense    effect for Class A shares until December 1,
                  limitation were 0.50%, and without giving       2008 and in effect for Class B shares until
                  effect to the expense limitation, were          December 1, 2006. There can be no
                  0.73% of average daily net assets. As of        assurance that Pioneer will extend these
                  January 12, 2005, estimated total direct        expense limitations past such dates. The
                  and indirect expenses were 1.92% of             expense limitation does not limit the
                  average daily net assets.                       expenses of the underlying funds indirectly
                                                                  incurred by a shareholder.
                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class      Class Y shares of the Pioneer Fund are
                  B shares, after giving effect to the expense    being offered for the first time in connection
                  limitation were 1.24%, and without giving       with the Reorganization.
                  effect to the expense limitation, were
                  1.47% of average daily net assets. As of
                  January 12, 2005, estimated total direct
                  and indirect expenses were 2.66% of
                  average daily net assets.

                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class
                  I shares, after giving effect to the expense
                  limitation were 0.45%, and without giving
                  effect to the expense limitation, were
                  0.68% of average daily net assets. As of
                  January 12, 2005, estimated total direct
                  and indirect expenses were 1.82% of
                  average daily net assets.
----------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other financial
                  institutions that have entered into selling     If the account is established in the
                  agreements with the Fund's distributor, as      shareholder's own name, shareholders may
                  described in the Fund's prospectus.             also purchase additional shares of the Fund
                                                                  by telephone or online.
                  Certain account transactions may be done
                  by telephone.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                               AmSouth Strategic Portfolios:
                                     Growth Portfolio                     Pioneer Ibbotson Growth Allocation Fund
----------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund for     You may exchange your shares for shares
                     shares of the same class of another AmSouth      of the same class of another Pioneer mutual
                     fund, usually without paying additional sales    fund. Your exchange request must be for at
                     charges. You must meet the minimum               least $1,000.
                     investment requirements for the Fund into
                     which you are exchanging. Exchanges from         After you establish an eligible fund account,
                     one fund to another are taxable. Class A         you can exchange fund shares by telephone
                     shares may be exchanged for Class I shares       or online.
                     of the same Fund or another AmSouth Fund if
                     you become eligible to purchase Class I
                     shares. Class I shares may be exchanged for
                     Class A shares of the same Fund. No
                     transaction fees are currently charged for
                     exchanges.

                     If you sell your shares or exchange them for shares of another AmSouth Fund within 7 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the plan
                     administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
----------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
----------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the   Normally, your investment firm will send
                     Fund directly in writing or by telephone or  your request to sell shares to PIMSS. You
                     by contacting a financial intermediary as    can also sell your shares by contacting the
                     described in the Fund's prospectus.          Fund directly if your account is registered in
                                                                  your name.

                                                                  If the account is established in the
                                                                  shareholder's own name, shareholders may
                                                                  also redeem shares of the Fund by
                                                                  telephone or online.
----------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on an investment in a fund or a fund may not perform as well as other investment options.

Fund of funds structure and layering of fees

     Each Fund is structured as a fund of funds. Each Fund's investments are focused in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the Fund invests. Since the Funds mainly invest in the underlying funds, as opposed to other types of securities, the Funds do not have the same flexibility in their portfolio holdings as many mutual funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Fund and the underlying funds.

     The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.

     Currently, Pioneer manages all of the funds underlying the Pioneer Fund. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

Equity investments

     Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

     The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

     o The stock market goes down (this risk may be greater in the short term)

     o The fund's equity investments do not have the growth potential or value characteristics originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments

     Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

     The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

     o Interest rates go up causing the value of the fund's portfolio to decline

     o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies

     Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers

     Specific risks associated with the real estate industry include:

     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes

     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities

     Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

     o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Adverse effect of currency exchange rates or controls on the value of the Fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect securities markets

     o    Withholding and other non-U.S. taxes may decrease the Fund's return

High yield/below investment grade debt securities

     Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and deteriorating economic environment

     o    Greater risk of loss due to default or declining credit quality

     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives

     Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

     o    As a substitute for purchasing or selling securities

     o To increase the fund's return as a non-hedging strategy that may be considered speculative

     Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Past Performance

     Set forth below is performance information for AmSouth Strategic
Portfolios: Growth Portfolio. The bar charts show how AmSouth Strategic
Portfolios: Growth Portfolio's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

       AmSouth Strategic Portfolios: Growth Portfolio -- Class A Shares
                         Calendar Year Total Returns*

[THE BAR CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

 '00     '01       '02      '03     '04
0.59    -5.77    -13.63    21.84    8.92

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 11.62% for the quarter ended June 30, 2003, and the lowest quarterly return was -12.73% for the quarter ended September 30, 2002.

           Pioneer Ibbotson Growth Allocation Fund -- Class A Shares
                          Calendar Year Total Returns

     Pioneer Ibbotson Growth Allocation Portfolio began investment operations in August 2004. Since the Pioneer Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

                AmSouth Strategic Portfolios: Growth Portfolio
    Average Annual Total Returns (for the periods ending December 31, 2004)

---------------------------------------------------------------------------------------------------------------------
                                                                                                  Since Inception
                                                                          1 Year     5 Years         (2/1/99)
---------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Growth Portfolio, Class A Shares
---------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                        2.89%       0.52%           1.90%
---------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                        2.61%      -0.44%           0.94%
---------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                1.88%      -0.07%           1.10%
---------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Growth Portfolio, Class B Shares
---------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                        3.11%       0.55%           2.19%
---------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Growth Portfolio, Class I Shares
---------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                        9.13%       1.74%           2.90%
---------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                        8.83%       0.76%           1.91%
---------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                5.93%       0.96%           1.94%
---------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1) (reflects no deduction for fees, expenses or taxes)      10.87%      -2.30%           0.66%
---------------------------------------------------------------------------------------------------------------------

(1) The S&P 500, an unmanaged index of 500 stocks, is for reference only; it does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on AmSouth Strategic Portfolios:
Growth Portfolio's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Strategic Portfolios: Growth Portfolio, the expenses of AmSouth Strategic Portfolios: Growth Portfolio for the period ended January 31, 2005 and (ii) for Pioneer Ibbotson Growth Allocation Fund, the estimated expenses for the period ended January 31, 2005. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined Fund assuming the Reorganization occurred on January 31, 2005.

                                                    AmSouth          Pioneer                          AmSouth
                                                   Strategic        Ibbotson                         Strategic
                                                  Portfolios         Growth           Combined      Portfolios
                                                    Growth         Allocation           Fund          Growth
                                                  Portfolio(1)        Fund          (Pro Forma)      Portfolio
Shareholder transaction fees                        Class A          Class A          Class A         Class B
 (paid directly from your investment)             ----------       ----------       -----------     ----------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price ......     5.50%(2)       5.75%          5.75%               None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount
 you receive when you sell shares, whichever
 is less .......................................     None           None           None                5.00%(3)
Redemption fees ................................     2.00%(4)       None           None                2.00%(4)
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee .................................     0.20%          0.17%          0.17%               0.20%
Distribution and service (12b-1) fee ...........     None           0.25%          0.25%               0.75%
Other expenses(5) ..............................     0.64%          0.70%          0.45%               0.65%
Estimated indirect expenses ....................     1.52%          0.78%          0.99%(8)            2.26%
Total fund operating expenses6 .................     2.36%          1.90%(6)       1.86%               3.86%
Expense reimbursement/reduction ................     0.33%          0.19%          0.08%               0.35%
Net fund operating expenses ....................     2.03%          1.71%          1.78%               3.51%

                                                    Pioneer                      AmSouth
                                                   Ibbotson                     Strategic
                                                    Growth         Combined    Portfolios           Combined
                                                  Allocation         Fund        Growth               Fund
                                                     Fund        (Pro Forma)    Portfolio          (Pro Forma)
Shareholder transaction fees                        Class B        Class B       Class I           Class Y(7)
 (paid directly from your investment)             ----------     -----------   ----------          -----------
Maximum sales charge (load) when you buy
 shares as a percentage of offering price ......     None           None           None                None
Maximum deferred sales charge (load) as a
 percentage of purchase price or the amount
 you receive when you sell shares, whichever
 is less .......................................     4.00%          4.00%          None                None
Redemption fees ................................     None           None           2.00%(4)            None
Annual fund operating expenses
 (deducted from fund assets)
 (as a % of average net assets)
Management fee .................................     0.17%          0.17%          0.20%               0.17%
Distribution and service (12b-1) fee ...........     1.00%          1.00%          None                None
Other expenses(5) .............................      0.86%          0.67%          0.60%               0.27%
Estimated indirect expenses ....................     0.78%          0.99%(8)       1.47%               0.99%(8)
Total fund operating expenses(6) ...............     2.81%(6)       2.83%          2.27%               1.43%
Expense reimbursement/reduction ................     0.19%          0.27%          0.34%                N/A
Net fund operating expenses ....................     2.62%          2.56%          1.93%               1.43%

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.
(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.
(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.
(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.
(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.31% for Class A shares, 0.30% for Class B shares and 0.26% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. Pioneer has contractually agreed not to impose all or a portion of its fees or to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated indirect expenses," to 0.79% of the average daily net assets attributable to Class A shares and 1.57% of average daily net assets attributable to Class B shares. This expense limitation is in effect for Class A shares until December 1, 2008 and in effect for Class B until December 1, 2006. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.
(6) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.
(7) Class Y shares of the Pioneer Fund are being offered for the first time in connection with the Reorganization.
(8) "Estimated indirect expenses" for the Pioneer Funds reflect the estimated gross indirect expenses as of the most recent fiscal period for the underlying funds. Several of the underlying funds are subject to expense limitations, which expire as of various dates. Giving effect to such expense limitations, the estimated indirect expenses would be 0.81%, and the pro forma combined net expenses for the Pioneer Fund would be 1.60%, 2.38% and 1.25% for Class A, Class B and Class Y shares, respectively.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

--------------------------------------------------------------------------------------------------------------
                                                                   AmSouth         Pioneer
                                                                  Strategic       Ibbotson
                                                                 Portfolios:       Growth        Combined
                                                                    Growth       Allocation        Fund
Number of years you own your shares                               Portfolio         Fund        (Pro Forma)
--------------------------------------------------------------------------------------------------------------
 Class A
--------------------------------------------------------------------------------------------------------------
 Year 1                                                         $  747             $  739         $  745
--------------------------------------------------------------------------------------------------------------
 Year 3                                                         $1,157             $1,120         $1,103
--------------------------------------------------------------------------------------------------------------
 Year 5                                                         $1,593                N/A         $1,501
--------------------------------------------------------------------------------------------------------------
 Year 10                                                        $2,798                N/A         $2,610
--------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
--------------------------------------------------------------------------------------------------------------
 Year 1                                                         $  784             $  665         $  659
--------------------------------------------------------------------------------------------------------------
 Year 3                                                         $1,171             $1,153         $1,152
--------------------------------------------------------------------------------------------------------------
 Year 5                                                         $1,684                N/A         $1,670
--------------------------------------------------------------------------------------------------------------
 Year 10                                                        $2,957                N/A         $2,906
--------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
--------------------------------------------------------------------------------------------------------------
 Year 1                                                         $  284             $  265         $  259
--------------------------------------------------------------------------------------------------------------
 Year 3                                                         $  871             $  853         $  852
--------------------------------------------------------------------------------------------------------------
 Year 5                                                         $1,484                N/A         $1,470
--------------------------------------------------------------------------------------------------------------
 Year 10                                                        $2,957                N/A         $2,906
--------------------------------------------------------------------------------------------------------------
                                                                Class I                  Class Y
--------------------------------------------------------------------------------------------------------------
 Year 1                                                         $  204                N/A         $  146
--------------------------------------------------------------------------------------------------------------
 Year 3                                                         $  630                N/A         $  452
--------------------------------------------------------------------------------------------------------------
 Year 5                                                         $ 1083                N/A         $  782
--------------------------------------------------------------------------------------------------------------
 Year 10                                                        $2,338                N/A         $1,713
--------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Strategic Portfolios: Growth Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Ibbotson Growth Allocation Fund's management fee (0.17% of average daily net assets) is lower than the advisory fee of your Fund (0.20% of average daily net assets). Both the historical and estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares.

     Fourth, because of Pioneer distribution arrangements, Pioneer Fund has greater potential to further increase the assets compared to your fund. Further assets growth is anticipated to further reduce the combined Fund's gross operating expenses per share.

     Fifth, the Class A, B and Y shares of the Pioneer Fund received in the Reorganization will provide AmSouth Fund shareholders with exposure to a similar investment product as they have currently. The Trustees also noted that the allocation decisions are made by Ibbotson, a leading asset allocation adviser, and that the Pioneer Fund intends, as soon as permitted by the SEC, to include unaffiliated mutual funds as underlying funds.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005.

                                                                                 Pioneer Ibbotson
                                      AmSouth Strategic     Pioneer Ibbotson          Growth
                                     Portfolios: Growth          Growth          Allocation Fund
                                       Portfolio Fund        Allocation Fund       (Pro Forma)
                                        May 31, 2005          May 31, 2005         May 31, 2005
                                     ------------------     ----------------     ----------------
  Total Net Assets (in thousands)           $68,258               $44,509            $112,765
    Class A shares ..............           $30,461               $24,395            $ 54,855
    Class B shares ..............           $29,483               $ 7,898            $ 37,380
    Class I/Y shares ............           $ 8,314                   N/A            $  8,314

  Net Asset Value Per Share
    Class A shares ..............           $  9.72               $ 10.99            $  10.99
    Class B shares ..............           $  9.59               $ 10.06            $  10.06
    Class I/Y shares ............           $  9.76                   N/A            $  10.99

  Shares Outstanding
    Class A shares ..............         3,134,755             2,220,131           4,992,340
    Class B shares ..............         3,075,573               785,240           3,716,617
    Class I/Y shares ............           851,792               N/A                 756,607

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                                                     Appendix A

Information about the underlying funds

     The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and SAI for each underlying fund is available on the SEC's website as well as on our website at www.pioneerfunds.com.

     Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

     The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective

     Reasonable income and capital growth.

Principal investment strategies

     The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Research Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Investment Adviser

     Pioneer

Pioneer Growth Leaders Fund

Investment objective

     Long term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Strategic Growth Fund

Investment objective

     Long term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. issuers. The fund invests primarily in securities, traded in the U.S., of issuers that the subadviser believes have substantial international activities. In evaluating whether an issuer has substantial international activities, the subadviser considers the degree to which the issuer has non-U.S. reported sales and revenues, operating earnings or tangible assets. The fund may invest up to 20% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective

     Capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

     The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective

     Reasonable income and capital growth.

Principal investment strategies

     The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Mid Cap Growth Fund

Investment objective

     Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Cullen Value Fund

Investment objective

     Capital appreciation. Current income is a secondary objective.

Principal investment strategies

     The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

     The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

     Pioneer

Pioneer Mid Cap Value Fund

Investment objective

     Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective

     Capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization U.S. companies with market capitalizations of $2 billion or less. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. Small capitalization companies have market capitalizations at the time of acquisition of $2 billion or less. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective

     Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

     Pioneer

Pioneer International Equity Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

     Pioneer

Pioneer International Value Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

     The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

     For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

     Pioneer

Pioneer Europe Select Fund

Investment objective

     Capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

     Pioneer

Pioneer Emerging Markets Fund

Investment objective

     Long-term growth of capital.

Principal investment strategies

     The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser

     Pioneer

Pioneer Real Estate Shares

Investment objective

     Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Investment Adviser

     Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

     The underlying funds that invest primarily in debt securities are:

Pioneer Bond Fund

Investment objective

     To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

     The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

     o Debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

     o Cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

     Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

     Pioneer

Pioneer High Yield Fund

Investment objective

     Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

     Pioneer

Pioneer Short Term Income Fund

Investment objective

     A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies

     The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

     o Debt securities, including convertible debt, of corporate and other issuers and commercial paper

     o    Mortgage-backed and asset-backed securities

     o    Short-term money market instruments

     Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

     Pioneer

Pioneer Cash Reserves Fund

Investment objective

     High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies

     The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

     o    U.S. and foreign banks

     o    U.S. and foreign corporate issuers

     o    The U.S. government and its agencies and instrumentalities

     o    Foreign governments

     o    Multinational organizations such as the World Bank


     The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

     Pioneer

Pioneer Strategic Income Fund

Investment objective

     A high level of current income.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

     o    Below investment grade (high yield) securities of U.S. and non-U.S.
          issuers

     o    Investment grade securities of U.S. issuers

     o    Investment grade securities of non-U.S. issuers

     Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities

     o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt

     o    Mortgage-backed and asset-backed securities

     The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

     Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

     Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

     Pioneer

         AmSouth Strategic Portfolios: Growth and Income Portfolio and
                   Pioneer Ibbotson Moderate Allocation Fund

                                 PROPOSAL 1(d)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund is structured as a "fund of funds," which means all of its assets are invested in other mutual funds ("underlying funds"). Your Fund invests only in other AmSouth funds. Currently, the Pioneer Fund only invests in other Pioneer Funds but is seeking an exemptive order from the Securities and Exchange Commission that would permit the Pioneer Fund to invest, in addition, in mutual funds that are not managed by Pioneer. To the extent Pioneer receives an order from the Securities and Exchange Commission that permits Pioneer to invest in such other non-Pioneer underlying funds, Pioneer and the Pioneer Fund intend to rely on such order, subject to any applicable conditions of the order. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

     Comparison of AmSouth Strategic Portfolios: Growth and Income Portfolio to Pioneer Ibbotson Moderate Allocation Fund

-----------------------------------------------------------------------------------------------------------------------
                         AmSouth Strategic Portfolios: Growth and
                                     Income Portfolio                 Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Business              A diversified series of AmSouth Funds, an     A series of Pioneer Ibbotson Asset
                       open-end management investment company        Allocation Series, a diversified open-end
                       organized as a Massachusetts business         management investment company organized
                       trust.                                        as a Delaware statutory trust.
-----------------------------------------------------------------------------------------------------------------------
 Net assets as of      $112.5 million                                $34.3 million
 March 31, 2005
-----------------------------------------------------------------------------------------------------------------------
 Investment advisers   Investment Adviser:                           Investment Adviser:
 and portfolio         AAMI                                          Pioneer
 managers
                       Portfolio Manager:                            Investment Subadviser:
                       Day-to-day management of AmSouth              Ibbotson Associates Advisors, LLC
                       Strategic Portfolios: Growth & Income         ("Ibbotson")
                       Portfolio is the responsibility of the
                       AmSouth Strategy Committee, and no            Portfolio Managers:
                       person is primarily responsible for making    Day-to-day management of Pioneer
                       recommendations to the Committee. The         Ibbotson Moderate Allocation Fund is the
                       Committee members consist of John P.          responsibility of portfolio managers and
                       Boston, CFA, Fred Crown, CFA, Paige B.        members of Ibbotson's Investment
                       Daniel, David M. Dasari, CFA, Joseph T.       Committee headed by Roger Ibbotson.
                       Keating, Ronald E. Lindquist, John Mark       Roger Ibbotson founded Ibbotson in 1977
                       McKenzie, Matt Smith, CFA, Brian B.           and is the firm's Chairman. Peng Chen,
                       Sullivan, CFA, Doug S. Williams and Jason     Ph.D., managing director and chief
                       Waters.                                       investment officer at Ibbotson, conducts
                                                                     research projects on asset allocation,
                                                                     portfolio risk measurement, nontraditional
                                                                     assets,
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                          AmSouth Strategic Portfolios: Growth and
                                      Income Portfolio                   Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Investment advisers   Mr. Boston is Chief Fixed Income Officer for    and global financial markets. Dr. Chen
 and portfolio         AAMI. He began his career in investment         joined Ibbotson in 1997. Michael E. Annin,
 managers              management with AmSouth Bank in 1987            managing director, manages the investment
 (continued)           and has been associated with AAMI since         management services and data products
                       1996. Mr. Boston received his CFA charter       group for Ibbotson. Scott Wentsel, senior
                       in 1993 and is an active member and past        portfolio manager, is responsible for
                       president of the Alabama Society of             management of the firm's fund- of-
                       Financial Analysts. He also serves as the       funds business which includes oversight of
                       portfolio manager for the AmSouth High          its investment management staff and
                       Quality Bond Fund. Mr. Boston is a Senior       process. Alexander E. Kaye, portfolio
                       Vice President of AmSouth Bank and Vice         manager, is responsible for managing the
                       President of AAMI.                              delivery of fund-of-funds programs for
                                                                       institutional and retail clients, which
                       Mr. Crown has been employed with                includes asset allocation modeling, portfolio
                       AmSouth Bank since 1982 and AAMI since          construction, fund classification and
                       2001. He was an Institutional Fund Manager      manager due diligence. Brian Huckstep,
                       with AAMI (2001-2003) and has been a            portfolio manager, is responsible for
                       Regional Manager since 2003. Mr. Crown is       managing the delivery of fund-of-funds
                       a Senior Vice President of AmSouth Bank.        programs for institutional and retail clients,
                                                                       which includes asset allocation modeling,
                       Ms. Daniel has been employed with               portfolio construction, fund classification,
                       AmSouth Bank since 1999. She has been           and manager due diligence.
                       employed by AAMI as the Director of
                       Alternative Strategies since 2003. She is an
                       Assistant Vice President with AmSouth
                       Bank.

                       Mr. Dasari has been employed with
                       AmSouth Bank since 2002 and AAMI since
                       2003. He is Director of Individual Security
                       Management for AAMI. Prior to joining
                       AmSouth Bank, he was Assistant Vice
                       President at Fifth Third Bank. Mr. Dasari is a
                       Vice President of AmSouth Bank.

                       Mr. Keating has been employed with
                       AmSouth Bank since 2001 and AAMI since
                       2002. He is the Chairman and Chief
                       Investment Officer of AAMI. Prior to 2001, he was employed as the Chief Market
                       Strategist and Chief Fixed Income Officer of
                       Fifth Third Bank. Mr. Keating is an Executive
                       Vice-President of AmSouth Bank.

                       Mr. Lindquist has been employed with AAMI
                       since December 1999. Prior to December
                       1999, Mr. Lindquist was employed by First
                       American National Bank (since May 1998),
                       and by Deposit Guaranty National Bank, and
                       Commercial National Bank (since 1978).
                       First American National Bank, Deposit
                       Guaranty National Bank and Commercial
                       National Bank
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                         AmSouth Strategic Portfolios: Growth and
                                     Income Portfolio                   Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Investment advisers   are predecessors of AmSouth Bank and
 and portfolio         affiliates of AAMI. He also serves as the
 managers              portfolio manager for the AmSouth Large
 (continued)           Cap Fund. Mr. Lindquist is a Senior Vice
                       President of AmSouth Bank and Vice
                       President of AAMI.

                       Mr. McKenzie has been involved in
                       investment management since 1981, with
                       portfolio management expertise in both
                       equity and fixed income securities.
                       Mr. McKenzie co-managed the AmSouth
                       Government Income Fund from 1999 to
                       2002 and managed it from 2003 to 2004.
                       Mr. McKenzie has been associated with the Trust Investment Department of AmSouth
                       Bank, and banks acquired by AmSouth
                       Bank, since 1984 and joined AAMI in 2003.
                       Mr. McKenzie is a Senior Vice President of
                       AmSouth Bank and Vice President of AAMI.

                       Mr. Smith has been employed with
                       AmSouth Bank since 1988. He has been
                       employed by AAMI as a Regional Manager
                       since 2004. He is a Senior Vice President with AmSouth Bank.

                       Mr. Sullivan has been an officer of AAMI since 1996 and joined AmSouth Bank in 1984. Prior to serving as Director of Fixed Income for AmSouth Bank's Trust
                       Department, Mr. Sullivan managed equity
                       portfolios and held the position of equity research coordinator for AmSouth Bank's
                       Trust Department. Mr. Sullivan is a Senior
                       Vice President of AmSouth Bank and Vice
                       President of AAMI.

                       Mr. Waters has been employed with
                       AmSouth Bank since 1999. He has been
                       employed as an Institutional Portfolio
                       Manager with AAMI since 2001.
                       Mr. Williams is a Senior Vice President of
                       AmSouth Bank.

                       Mr. Williams has been employed with
                       AmSouth Bank since 2002. He has been
                       employed as a Regional Manager with AAMI
                       since 2004. Prior to 2002, Mr. Williams was
                       a Director of Portfolio Management with
                       Fifth Third Bank (1988-2002). Mr. Williams
                       is a Senior Vice President of AmSouth
                       Bank.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                           AmSouth Strategic Portfolios: Growth and
                                       Income Portfolio                Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Strategic Portfolios: Growth and      Pioneer Ibbotson Moderate Allocation Fund
                        Income Portfolio seeks to provide investors   seeks long-term capital growth and current
                        with long-term capital growth and a           income.
                        moderate level of current income.
-----------------------------------------------------------------------------------------------------------------------
 Primary investments    Each Fund allocates its investments among underlying funds within pre-determined strategy ranges.

                        AmSouth Strategic Portfolios: Growth and Income Portfolio:
                        AmSouth Strategic Portfolios: Growth and Income Portfolio allocates its assets among the following underlying funds within the ranges set forth below based upon AAMI's outlook for the economy, financial markets and relative market valuations of the underlying
                        AmSouth Funds.

                        Underlying Fund                                            Allocation Range
                        AmSouth Value Fund                                               0-15%
                        AmSouth Select Equity Fund                                       0-10%
                        AmSouth Enhanced Market Fund                                     0-15%
                        AmSouth Large Cap Fund                                           0-10%
                        AmSouth Capital Growth Fund                                      0-15%
                        AmSouth Mid Cap Fund                                             0-10%
                        AmSouth Small Cap Fund                                           0-10%
                        AmSouth International Equity Fund                                0-10%
                        AmSouth Government Income Fund                                   0-20%
                        AmSouth High Quality Bond Fund                                   0-60%
                        AmSouth Limited Term Bond Fund                                   0-20%
                        AmSouth Prime Money Market Fund                                  0-5%

                        The selection of the underlying funds and their ranges are not fundamental and may be changed without the prior approval of AmSouth Strategic Portfolios: Growth and Income
                        Portfolio's shareholders.

                        Pioneer Ibbotson Moderate Allocation Fund:
                        Because this is a moderate allocation fund, Pioneer Ibbotson Moderate Allocation Fund's assets will be invested in equity and bond funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, Pioneer Ibbotson Moderate Allocation Fund initially expects to invest its assets among asset classes in the following ranges:

                        Short-Term        Equity Fund        Fixed Income Fund
                        Investments       Allocation         Allocation
                        Allocation
                        0-5%              55-65%             35-45%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                        AmSouth Strategic Portfolios: Growth and
                                    Income Portfolio                   Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Primary investments   Based upon the analysis described under "Asset allocation process," the Fund initially expects
 (continued)           to invest its assets in underlying mutual funds within the following ranges:

                       Fund Name                                                                   Percentage of
                                                                                                   Fund Holdings
                       Pioneer Fund                                                                0-20%
                       Pioneer Research Fund                                                       0-20%
                       Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund)              0-20%
                       Pioneer Strategic Growth Fund
                       (formerly Pioneer Papp Strategic Growth Fund)                               0-20%
                       Pioneer Oak Ridge Large Cap Growth Fund                                     0-20%
                       Pioneer AmPac Growth Fund
                       (formerly Pioneer Papp America-Pacific Rim Fund)                            0-20%
                       Pioneer Value Fund                                                          0-20%
                       Pioneer Mid Cap Growth Fund                                                 0-20%
                       Pioneer Mid Cap Value Fund                                                  0-20%
                       Pioneer Small and Mid Cap Growth Fund
                       (formerly Pioneer Papp Small and Mid Cap Growth Fund)                       0-20%
                       Pioneer Oak Ridge Small Cap Growth Fund                                     0-20%
                       Pioneer Small Cap Value Fund                                                0-20%
                       Pioneer International Equity Fund                                           0-20%
                       Pioneer International Value Fund                                            0-20%
                       Pioneer Europe Select Fund                                                  0-20%
                       Pioneer Emerging Markets Fund                                               0-20%
                       Pioneer Real Estate Shares                                                  0-20%
                       Pioneer High Yield Fund                                                     0-20%
                       Pioneer Bond Fund                                                           0-25%
                       Pioneer Strategic Income Fund                                               0-25%
                       Pioneer Short Term Income Fund                                              0-25%
                       Pioneer Cash Reserves Fund                                                  0-20%

                       The Pioneer Fund may change its target allocation to each asset class, the underlying fund in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders. Certain of the Pioneer Funds into which the AmSouth Funds are being reorganized are not currently included in the above list of funds underlying the Pioneer Fund. Pioneer and Ibbotson may determine to include such additional
                       Pioneer Funds in the list of permitted investments for the Pioneer Fund into which your Fund is being reorganized. Alternatively, Pioneer and Ibbotson may determine to hold those additional
                       Pioneer Funds temporarily until the Pioneer Fund's portfolio is rebalanced.

                       Appendix A contains a summary description of each of the underlying Pioneer funds.

                       Normally, the Fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the Fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.
                       During such periods, the fund may not be able to achieve its investment objective. The Fund intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                        AmSouth Strategic Portfolios: Growth and
                                    Income Portfolio                   Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Borrowing          AmSouth Strategic Portfolios: Growth and         Pioneer Ibbotson Moderate Allocation Fund
                    Income Portfolio may not borrow money or         may not borrow money, except on a
                    issue senior securities, except that the Fund    temporary basis and to the extent permitted
                    may borrow from banks or enter into              by applicable law, the Fund may: (a) borrow
                    reverse repurchase agreements for temporary      from banks or through reverse repurchase
                    emergency purposes in amounts up to 33 1/3%      agreements in an amount up to 33 1/3% of
                    of the value of its total assets at the          the Fund's total assets (including the
                    time of such borrowing. AmSouth Strategic        amount borrowed); (b) borrow up to an
                    Portfolios: Growth and Income Portfolio will     additional 5% of the Fund's assets for
                    not purchase securities while borrowings         temporary purposes; (c) obtain such short-
                    (including reverse repurchase agreements)        term credits as are necessary for the
                    in excess of 5% of its total assets are          clearance of portfolio transactions; (d)
                    outstanding. In addition, AmSouth Strategic      purchase securities on margin; and (e)
                    Portfolios: Growth and Income Portfolio is       engage in transactions in mortgage dollar
                    permitted to participate in a credit facility    rolls that are accounted for as financings.
                    whereby the Fund may directly lend to and
                    borrow money from other AmSouth funds
                    for temporary purposes, provided that the
                    loans are made in accordance with an order
                    of exemption from the SEC and any
                    conditions thereto.
-----------------------------------------------------------------------------------------------------------------------
 Other investment   As described above, the Funds have substantially similar principal investment strategies
 policies and       and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions       For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
-----------------------------------------------------------------------------------------------------------------------
                                                 Buying, Selling and Exchanging Shares
-----------------------------------------------------------------------------------------------------------------------
 Class A sales      Class A shares are offered with an initial       Class A shares are offered with an initial
 charges and Rule   sales charge of up to 5.50% of the offering      sales charge of up to 5.75% of the offering
 12b-1 fees         price, which is reduced depending upon the       price, which is reduced or waived for large
                    amount invested or, in certain                   purchases and certain types of investors. At
                    circumstances, waived. Class A shares            the time of your purchase, your investment
                    bought as part of an investment of $1            firm may receive a commission from
                    million or more are not subject to an initial    Pioneer Funds Distributor, Inc. ("PFD"), the
                    sales charge, but may be charged a               Fund's distributor, of up to 2% declining as
                    contingent deferred sales charge ("CDSC")        the size of your investment increases.
                    of 1.00% if sold within one year
                    of purchase.                                     There is no CDSC, except in certain
                                                                     circumstances when the initial sales charge
                    Class A shares pay a shareholder servicing       is waived.
                    fee (non 12b-1) of up to 0.25% of average
                    daily net assets.                                Class A shares are subject to distribution
                                                                     and service (12b-1) fees of up to 0.25% of
                                                                     average daily net assets.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                           AmSouth Strategic Portfolios: Growth and
                                       Income Portfolio                   Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial    Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC          sales charge, but are subject to a CDSC of
 12b-1 fees            of up to 5%. For Class B shares issued           up to 2% if you sell your shares. The
                       to former ISG Funds shareholders in              charge is reduced over time and is not
                       connection with the combination of               charged after three years. Your investment
                       AmSouth Funds with ISG Funds, the CDSC           firm may receive a commission from PFD,
                       on such Class B shares held continuously         the Fund's distributor, at the time of your
                       declines over six years, starting with year      purchase of up to 2%.
                       one and ending in year seven from: 4%,
                       3%, 3%, 2%, 2%, 1%. For all other Class B        Class B shares are subject to distribution
                       shares held continuously, the CDSC declines      and service (12b-1) fees of up to 1% of
                       over six years, starting with year one and       average daily net assets.
                       ending in year seven from: 5%, 4%, 3%,
                       3%, 2%, 1%. Eight years after purchase           Class B shares acquired through the
                       (seven years in the case of shares acquired      Reorganization will retain the holding
                       in the ISG combination), Class B shares          period, CDSC and commission schedules
                       automatically convert to Class A shares.         applicable to the original purchase.

                       Class B shares pay a shareholder servicing       Maximum purchase of Class B shares in a
                       fee (non 12b-1) of up to 0.25% of average        single transaction is $49,999.
                       daily net assets and a distribution (12b-1)
                       fee of 0.75% of up to average daily              Class B shares convert to Class A shares
                       net assets.                                      eight years after the date of purchase. Class
                                                                        B shares issued to former ISG Funds
                       Maximum investment for all Class B               shareholders will convert to Class A shares
                       purchases by a shareholder for the Fund's        seven years after the date of purchase.
                       shares is $99,999.
-----------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Strategic Portfolios: Growth and        The Fund does not impose any initial,
 sales charges and     Income Portfolio does not impose any initial    contingent deferred or asset based sales
 Rule 12b-1 fees       or CDSC on Class I shares.                      charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15%        distributing the Fund's Class Y shares, none
                       of average daily net assets.                    of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
-----------------------------------------------------------------------------------------------------------------------
 Management and        AmSouth Strategic Portfolios: Growth and        The management fee payable by Pioneer
 other fees            Income Portfolio pays an advisory fee on a      Ibbotson Moderate Allocation Fund is equal
                       monthly basis at an annual rate of 0.20% of     to 0.13% of average daily net assets
                       the Fund's average daily net assets.            attributable to the Fund's investments in
                                                                       underlying funds managed by Pioneer and
                       ASO Services Company, Inc. ("ASO")              cash and 0.17% of average daily net assets
                       serves as administrator and fund accounting     attributable to other investments, including
                       agent for the Fund. The Fund pays ASO an        underlying funds that are not managed by
                       administrative services fee of 0.15% of the     Pioneer, with breakpoints at incremental
                       Fund's average daily net assets.                asset levels. Since currently all of the
                                                                       underlying funds are managed by Pioneer,
                                                                       the management fee will initially be 0.13%
                                                                       of average daily net assets.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                      AmSouth Strategic Portfolios: Growth and
                                  Income Portfolio                    Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Management and   For the fiscal year ended July 31, 2004,        In addition, the Fund reimburses Pioneer for
 other fees       other expenses of the Fund were limited to      certain fund accounting and legal expenses
 (continued)      0.33% for Class A shares, 0.33% for Class       incurred on behalf of the Fund and pays a
                  B shares and 0.28% for Class I shares. Any      separate shareholder servicing/transfer
                  fee waiver or expense reimbursement             agency fee to PIMSS, an affiliate of Pioneer.
                  arrangement is voluntary and may be
                  discontinued at any time. You also indirectly   Pioneer has contractually agreed not to
                  bear a pro rata share of the fees and           impose all or a portion of its fees or to limit
                  expenses of the underlying funds.               other direct ordinary operating expenses to
                                                                  the extent required to reduce expenses,
                  For the fiscal year ended July 31, 2004, the    other than "Estimated average expense ratio
                  Fund's annual operating expenses for Class      of underlying funds," to 0.74% of the
                  A shares, after giving effect to the expense    average daily net assets attributable to Class
                  limitation were 0.53%, and without giving       A shares and 1.64% of average daily net
                  effect to the expense limitation, were          assets attributable to Class B shares. There
                  0.66% of average daily net assets. As of        is no expense limitation with respect to the
                  January 12, 2005, estimated total direct        Class Y shares. This expense limitation is in
                  and indirect expenses were 1.81% of             effect for Class A shares until December 1,
                  average daily net assets.                       2008 and in effect for Class B shares until
                                                                  December 1, 2006. There can be no
                  For the fiscal year ended July 31, 2004, the    assurance that Pioneer will extend these
                  Fund's annual operating expenses for Class      expense limitations past such dates. The
                  B shares, after giving effect to the expense    expense limitation does not limit the
                  limitation were 1.28%, and without giving       expenses of the underlying funds indirectly
                  effect to the expense limitation, were          incurred by a shareholder.
                  1.41% of average daily net assets. As of
                  January 12, 2005, estimated total direct        Class Y shares of the Pioneer Fund are
                  and indirect expenses were 2.56% of             being offered for the first time in connection
                  average daily net assets.                       with the Reorganization.

                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class
                  I shares, after giving effect to the expense
                  limitation were 0.48%, and without giving
                  effect to the expense limitation, were
                  0.61% of average daily net assets. As of
                  January 12, 2005, estimated total direct and
                  indirect expenses were 1.74% of average
                  daily net assets.
-----------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered        If the account is established in the
                  into selling agreements with the Fund's         shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of the Fund
                  prospectus.                                     by telephone or online.

                  Certain account transactions may be done
                  by telephone.
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

                         AmSouth Strategic Portfolios: Growth and
                                     Income Portfolio                    Pioneer Ibbotson Moderate Allocation Fund
-----------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund         You may exchange your shares for shares
                     for shares of the same class of another          of the same class of another Pioneer mutual
                     AmSouth fund, usually without paying             fund. Your exchange request must be for at
                     additional sales charges. You must meet the      least $1,000.
                     minimum investment requirements for the
                     Fund into which you are exchanging.              After you establish an eligible fund account,
                     Exchanges from one fund to another are           you can exchange Fund shares by telephone
                     taxable. Class A shares may be exchanged         or online.
                     for Class I shares of the same Fund or
                     another AmSouth Fund if you become
                     eligible to purchase Class I shares. Class I
                     shares may be exchanged for Class A
                     shares of the same Fund. No transaction
                     fees are currently charged for exchanges.

                     If you sell your shares or exchange them for shares of another AmSouth Fund within 7 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage and
                     other types of omnibus accounts (except
                     where it is not practical for the plan
                     administrator or brokerage firm to implement
                     the fee). The Fund will not impose the
                     redemption fee on a redemption or exchange
                     of shares purchased upon the reinvestment
                     of dividend and capital gain distributions.
-----------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
-----------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the       Normally, your investment firm will send
                     Fund directly in writing or by telephone or      your request to sell shares to PIMSS. You
                     by contacting a financial intermediary as        can also sell your shares by contacting the
                     described in the Fund's prospectus.              Fund directly if your account is registered in
                                                                      your name.

                                                                      If the account is established in the
                                                                      shareholder's own name, shareholders may
                                                                      also redeem shares of the Fund by
                                                                      telephone or online.
-----------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on an investment in a fund or a fund may not perform as well as other investment options.

Fund of funds structure and layering of fees

     Each Fund is structured as a fund of funds. Each Fund's investments are focused in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the Funds mainly invest in the underlying funds, as opposed to other types of securities, the Funds do not have the same flexibility in their portfolio holdings as many mutual funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Fund and the underlying funds.

     The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the fund's transactions in shares of the underlying funds.

     Currently, Pioneer manages all of the funds underlying the Pioneer Fund. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

Equity investments

     Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

     The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

     o The stock market goes down (this risk may be greater in the short term)

     o The fund's equity investments do not have the growth potential or value characteristics originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments

     Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

  The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

     o Interest rates go up causing the value of the fund's portfolio to decline

     o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies

     Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers

     Specific risks associated with the real estate industry include:

     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes

     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities

     Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

     o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect securities markets

     o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

     Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and deteriorating economic environment

     o    Greater risk of loss due to default or declining credit quality

     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives

     Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

     o    As a substitute for purchasing or selling securities

     o To increase the fund's return as a non-hedging strategy that may be considered speculative

     Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Past Performance

     Set forth below is performance information for AmSouth Strategic
Portfolios: Growth and Income Portfolio. The bar charts show how AmSouth Strategic Portfolios: Growth and Income Portfolio's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar charts give an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

   AmSouth Strategic Portfolios: Growth and Income Portfolio -- Class A Shares
                          Calendar Year Total Returns*

[THE BAR CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

 '00     '01      '02      '03     '04
4.21    -2.29    -8.54    17.38    7.39

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 9.52% for the quarter ended June 30, 2003, and the lowest quarterly return was -8.83% for the quarter ended September 30, 2002.

          Pioneer Ibbotson Moderate Allocation Fund -- Class A Shares
                          Calendar Year Total Returns

     Pioneer Ibbotson Moderate Allocation Fund began investment operations in August 2004. Since the Pioneer Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

            AmSouth Strategic Portfolios: Growth and Income Portfolio Average Annual Total Returns (for the periods ending December 31, 2004)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Since Inception
                                                                                             1 Year      5 Years        (1/27/99)
------------------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Growth and Income Portfolio, Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                                           1.46%       2.10%           2.69%
------------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                                           0.98%       0.95%           1.61%
------------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                                   0.94%       1.18%           1.71%
------------------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Growth and Income Portfolio, Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                                           1.77%       2.16%           3.00%
------------------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Growth and Income Portfolio, Class I Shares
------------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                                           7.51%       3.32%           4.22%
------------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                                           7.00%       2.14%           3.11%
------------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                                   4.87%       2.21%           3.02%
------------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1)
  (reflects no deduction for fees, expenses or taxes)                                         10.87%      -2.30%           0.66%
------------------------------------------------------------------------------------------------------------------------------------

(1) The S&P 500 Index, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on AmSouth Strategic Portfolios:
Growth and Income Portfolio's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Strategic Portfolios: Growth and Income Portfolio, the expenses of AmSouth Strategic Portfolios: Growth and Income Portfolio for the period ended January 31, 2005 and (ii) for Pioneer Ibbotson Moderate Allocation Fund, the estimated expenses for the period ended January 31, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio are also being asked to approve the reorganization of their fund into Pioneer Ibbotson Moderate Allocation Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on January 31, 2005 and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio into Pioneer Ibbotson Moderate Allocation Fund also occurred on January 31, 2005.

                                                                      Combined
                                                                        Fund
                                                                      (including
                                AmSouth                                AmSouth       AmSouth
                               Strategic     Pioneer                   Moderate     Strategic
                              Portfolios    Ibbotson                    Growth     Portfolios
                                Growth      Moderate     Combined     and Income      Growth
                              and Income    Allocation     Fund       Portfolio)    and Income
Shareholder transaction      Portfolio(1)     Fund      (Pro Forma)   (Pro Forma)    Portfolio
 fees (paid directly            Class A      Class A      Class A       Class A       Class B
 from your investment)       ------------  ----------    -----------   -----------  -----------
Maximum sales charge
 (load) when you buy
 shares as a percentage
 of offering price .........      5.50%(2)     5.75%        5.75%         5.75%          None
Maximum deferred sales
 charge (load) as a
 percentage of purchase
 price or the amount
 you receive when you
 sell shares, whichever
 is less ...................      None         None         None          None           5.00%(3)
Redemption fees ............      2.00%(4)     None         None          None           2.00%(4)
Annual fund operating
 expenses (deducted
 from fund assets)
 (as a % of average
 net assets)
Management fee .............      0.20%        0.17%(6)     0.17%(6)      0.17%(6)       0.20%
Distribution and service
 (12b-1) fee ...............      None         0.25%        0.25%         0.25%          0.75%
Other expenses(5) ..........      0.57%        0.68%        0.38%         0.35%          0.61%
Estimated indirect
 expenses ..................      1.50%        0.68%        0.92%(9)      0.92%(9)      2.24%
Total fund operating
 expenses ..................      2.27%        1.78%(7)     1.72%         1.69%          3.05%
Expense reimbursement/
 reduction .................      0.25%        0.20%        0.06%         0.03%          0.30%
Net fund operating
 expenses ..................      2.02%        1.58%        1.66%         1.66%          2.75%

                                                           Combined                                Combined
                                                             Fund                                    Fund
                                                          (including                              (including
                                                           AmSouth       AmSouth                    AmSouth
                                Pioneer                    Moderate     Strategic                  Moderate
                               Ibbotson                     Growth     Portfolios                   Growth
                               Moderate      Combined      and Income      Growth       Combined     and Income
                              Allocation       Fund       Portfolio)    and Income        Fund      Portfolio)
Shareholder transaction          Fund      (Pro Forma)   (Pro Forma)    Portfolio   (Pro Forma)   (Pro Forma)
 fees (paid directly            Class B      Class B       Class B       Class I      Class Y(8)   Class Y(8)
 from your investment)       ------------ ------------- ------------- ------------ ------------- ------------
Maximum sales charge
 (load) when you buy
 shares as a percentage
 of offering price .........      None         None         None          None           None          None
Maximum deferred sales
 charge (load) as a
 percentage of purchase
 price or the amount
 you receive when you
 sell shares, whichever
 is less ...................      4.00%        4.00%        4.00%         None           None          None
Redemption fees ............      None         None         None          2.00%(4)       None          None
Annual fund operating
 expenses (deducted
 from fund assets)
 (as a % of average
 net assets)
Management fee .............      0.17%(6)     0.17%(6)      0.17%(6)     0.20%          0.17%(6)      0.17%(6)
Distribution and service
 (12b-1) fee ...............      1.00%        1.00%        1.00%         None           None          None
Other expenses(5) ..........      0.80%        0.60%        0.57%         0.47%          0.20%         0.15%
Estimated indirect
 expenses ..................      0.68%        0.92%(9)     0.92%(9)      1.45%          0.92%(9)      0.92%9
Total fund operating
 expenses ..................      2.65%(7)     2.69%        2.66%         2.12%          1.29%         1.24%
Expense reimbursement/
 reduction .................      0.20%        0.25%        0.22%         0.20%           N/A           N/A
Net fund operating
 expenses ..................      2.45%        2.44%        2.44%         1.92%          1.29%         1.24%

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.
(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A Shares bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.
(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B Shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.
(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.
(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.32% for Class A shares, 0.31% for Class B shares and 0.27% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. Pioneer has contractually agreed not to impose all or a portion of its fees or to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated indirect expenses," to 0.74% of the average daily net assets attributable to Class A shares and 1.64% of average daily net assets attributable to Class B shares. This expense limitation is in effect for Class A shares until December 1, 2008 and in effect for Class B until December 1, 2006. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.
(6) The management fee payable by the Pioneer Fund is equal to 0.13% of average daily net assets attributable to the Pioneer Fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.

(7) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.

(8) Class Y shares of the Pioneer Fund are being offered for the first time in connection with the Reorganization.

(9) "Estimated indirect expenses" for the Pioneer Funds reflect the estimated gross indirect expenses as of the most recent fiscal period for the underlying funds. Several of the underlying funds are subject to expense limitations, which expire as of various dates. Giving effect to such expense limitations, the estimated indirect expenses would be 0.73%, and the pro forma combined net expenses for the Pioneer Fund (assuming the reorganization of AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio into the Pioneer Fund also occurs) would be 1.47%, 2.25% and 1.05% for Class A, Class B and Class Y shares, respectively.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

----------------------------------------------------------------------------------------------------------------------------------
                                                                  AmSouth                                     Combined Fund
                                                                 Strategic      Pioneer                    (including AmSouth
                                                                Portfolios:     Ibbotson                  Strategic Portfolios:
                                                                  Growth &      Moderate      Combined      Moderate Growth &
                                                                   Income      Allocation       Fund        Income Portfolio)
Number of years you own your shares                              Portfolio        Fund      (Pro Forma)        (Pro Forma)
----------------------------------------------------------------------------------------------------------------------------------
 Class A
----------------------------------------------------------------------------------------------------------------------------------
 Year 1                                                        $  737            $  726        $  734            $  734
----------------------------------------------------------------------------------------------------------------------------------
 Year 3                                                        $1,129            $1,085        $1.068            $1.068
----------------------------------------------------------------------------------------------------------------------------------
 Year 5                                                        $1,544             N/A          $1,432            $1,432
----------------------------------------------------------------------------------------------------------------------------------
 Year 10                                                       $2,700             N/A          $2,450            $2,450
----------------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
----------------------------------------------------------------------------------------------------------------------------------
 Year 1                                                        $  777            $  648        $  647            $  647
----------------------------------------------------------------------------------------------------------------------------------
 Year 3                                                        $1,150            $1,104        $1,106            $1,106
----------------------------------------------------------------------------------------------------------------------------------
 Year 5                                                        $1,650               N/A        $1,590            $1,590
----------------------------------------------------------------------------------------------------------------------------------
 Year 10                                                       $2,881               N/A        $2,741            $2,741
----------------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
----------------------------------------------------------------------------------------------------------------------------------
 Year 1                                                        $  277            $  248        $  247            $  247
----------------------------------------------------------------------------------------------------------------------------------
 Year 3                                                        $  850            $  804        $  806            $  806
----------------------------------------------------------------------------------------------------------------------------------
 Year 5                                                        $1,450               N/A        $1,390            $1,390
----------------------------------------------------------------------------------------------------------------------------------
 Year 10                                                       $2,881               N/A        $2,741            $2,741
----------------------------------------------------------------------------------------------------------------------------------
                                                               Class I                        Class Y
----------------------------------------------------------------------------------------------------------------------------------
 Year 1                                                        $  188               N/A        $  131            $  126
----------------------------------------------------------------------------------------------------------------------------------
 Year 3                                                        $  582               N/A        $  409            $  393
----------------------------------------------------------------------------------------------------------------------------------
 Year 5                                                        $ 1001               N/A        $  708            $  681
----------------------------------------------------------------------------------------------------------------------------------
 Year 10                                                       $2,169               N/A        $1,556            $1,500
----------------------------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Strategic Portfolios: Growth & Income Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your Amsouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Ibbotson Moderate Allocation Fund's management fee (0.17% of average daily net assets) is lower than the advisory fee of your Fund (0.20% of average daily net assets). Both the historical and estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares.

     Fourth, because of Pioneer distribution arrangements, Pioneer Fund has greater potential to further increase the assets compared to your Fund. Further assets growth is anticipated to further reduce the combined Fund's gross operating expenses per share.

     Fifth, the Class A, B and Y shares of the Pioneer Fund received in the Reorganization will provide AmSouth Fund shareholders with exposure to a similar investment product as they have currently. The Trustees also noted that the allocation decisions are made by Ibbotson, a leading asset allocation adviser, and that the Pioneer Fund intends, as soon as permitted by the Securities and Exchange Commission, to include unaffiliated mutual funds as underlying funds.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares. Although the Reorganization will result in a per share decrease in capital loss carryforwards, the potential negative tax consequences of this aspect of the Reorganization are outweighed by the advantages of the Reorganization. The Reorganization will also result in a per share decrease in net unrealized capital gains.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio approve the reorganization of their fund into Pioneer Ibbotson Moderate Allocation Fund.

                                                                                                                 Pro Forma
                                                                                                             Pioneer Ibbotson
                                                                                                                 Moderate
                                                                                                              Allocation Fund
                                                                                            Pro Forma       (including AmSouth
                                               AmSouth Strategic     Pioneer Ibbotson   Pioneer Ibbotson   Strategic Portfolios:
                                            Portfolios: Growth and       Moderate           Moderate         Moderate Growth and
                                             Income Portfolio Fund    Allocation Fund    Allocation Fund     Income Portfolio)
                                                  May 31, 2005         May 31, 2005       May 31, 2005         May 31, 2005
                                             ---------------------   ----------------   ----------------   ---------------------
  Total Net Assets (in thousands) .........         $113,640               $45,791           $159,430             $211,011
   Class A shares .........................         $ 55,716               $26,035           $ 81,751             $105,349
   Class B shares .........................         $ 19,098               $ 7,824           $ 26,923             $ 40,751
   Class I/Y shares .......................         $ 38,825                   N/A           $ 38,825             $ 52,979

  Net Asset Value Per Share
   Class A shares .........................         $  10.09               $ 10.77           $  10.77             $  10.77
   Class B shares .........................         $  10.05               $ 10.42           $  10.42             $  10.42
   Class I/Y shares .......................         $  10.13                   N/A           $  10.77             $  10.77

  Shares Outstanding
   Class A shares .........................        5,521,241             2,417,639          7,591,546            9,782,884
   Class B shares .........................        1,900,376               751,050          2,584,294            3,911,684
   Class I/Y shares .......................        3,832,756                   N/A          3,605,325            4,919,719

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                                                     Appendix A

Information about the underlying funds

     The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and SAI for each underlying fund is available on the SEC's website as well as on our website at www.pioneerfunds.com.

     Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

     The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective

     Reasonable income and capital growth.

Principal investment strategies

     The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Research Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Investment Adviser

     Pioneer

Pioneer Growth Leaders Fund

Investment objective

     Long term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Strategic Growth Fund

Investment objective

     Long term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. issuers. The fund invests primarily in securities, traded in the U.S., of issuers that the subadviser believes have substantial international activities. In evaluating whether an issuer has substantial international activities, the subadviser considers the degree to which the issuer has non-U.S. reported sales and revenues, operating earnings or tangible assets. The fund may invest up to 20% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective

     Capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

     The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective

     Reasonable income and capital growth.

Principal investment strategies

     The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Mid Cap Growth Fund

Investment objective

     Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Cullen Value Fund

Investment objective

     Capital appreciation. Current income is a secondary objective.

Principal investment strategies

     The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

     The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

     Pioneer

Pioneer Mid Cap Value Fund

Investment objective

     Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective

     Capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization U.S. companies with market capitalizations of $2 billion or less. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. Small capitalization companies have market capitalizations at the time of acquisition of $2 billion or less. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective

     Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

     Pioneer

Pioneer International Equity Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

     Pioneer

Pioneer International Value Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

     The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

     For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

     Pioneer

Pioneer Europe Select Fund

Investment objective

     Capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

     Pioneer

Pioneer Emerging Markets Fund

Investment objective

     Long-term growth of capital.

Principal investment strategies

     The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser

     Pioneer

Pioneer Real Estate Shares

Investment objective

     Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Investment Adviser

     Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

     The underlying funds that invest primarily in debt securities are:

Pioneer Bond Fund

Investment objective

     To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

     The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

     o Debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

     o Cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

     Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

     Pioneer

Pioneer High Yield Fund

Investment objective

     Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

     Pioneer

Pioneer Short Term Income Fund

Investment objective

     A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies

     The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

     o Debt securities, including convertible debt, of corporate and other issuers and commercial paper

     o    Mortgage-backed and asset-backed securities

     o    Short-term money market instruments

     Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

     Pioneer

Pioneer Cash Reserves Fund

Investment objective

     High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies

     The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

     o    U.S. and foreign banks

     o    U.S. and foreign corporate issuers

     o    The U.S. government and its agencies and instrumentalities

     o    Foreign governments

     o    Multinational organizations such as the World Bank

     The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

     Pioneer

Pioneer Strategic Income Fund

Investment objective

     A high level of current income.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

     o    Below investment grade (high yield) securities of U.S. and non-U.S.
          issuers

     o    Investment grade securities of U.S. issuers

     o    Investment grade securities of non-U.S. issuers

     Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities

     o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt

     o    Mortgage-backed and asset-backed securities

     The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

     Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

     Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

     Pioneer

    AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio and
                   Pioneer Ibbotson Moderate Allocation Fund

                                 PROPOSAL 1(e)

               Approval of Agreement and Plan of Reorganization

                                    SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the exhibits, which include additional information that is not included in the summary and are a part of the Proxy Statement/Prospectus. Exhibit A-1 is the form of Agreement and Plan of Reorganization. Exhibit B includes some additional information regarding Pioneer. The most recent portfolio manager's discussion of each Fund's performance is attached as Exhibit C.

     Each Fund is structured as a "fund of funds," which means all of its assets are invested in other mutual funds ("underlying funds"). Your Fund invests only in other AmSouth funds. Currently, the Pioneer Fund only invests in other Pioneer funds but is seeking an exemptive order from the Securities and Exchange Commission that would permit the Pioneer Fund to invest, in addition, in mutual funds that are not managed by Pioneer. To the extent that Pioneer receives an order from the Securities and Exchange Commission that permits Pioneer to invest in such other non-Pioneer underlying funds, Pioneer and the Pioneer Fund intend to rely on such order, subject to any applicable conditions of the order. In the table below, if a row extends across the entire table, the policy disclosed applies to both your AmSouth Fund and the Pioneer Fund.

     Comparison of AmSouth Strategic Portfolios: Moderate Growth and Income
             Portfolio to Pioneer Ibbotson Moderate Allocation Fund

---------------------------------------------------------------------------------------------------------------------------
                           AmSouth Strategic Portfolios: Moderate
                                Growth and Income Portfolio            Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Business              A diversified series of AmSouth Funds, an     A series of Pioneer Ibbotson Asset
                       open-end management investment company        Allocation Series, a diversified open-end
                       organized as a Massachusetts business         management investment company organized
                       trust.                                        as a Delaware statutory trust.
---------------------------------------------------------------------------------------------------------------------------
 Net assets as of      $50.6 million                                 $34.3 million
 March 31, 2005
---------------------------------------------------------------------------------------------------------------------------
 Investment advisers   Investment Adviser:                           Investment Adviser:
 and portfolio         AAMI                                          Pioneer
 managers
                       Portfolio Manager:                            Investment Subadviser:
                       Day-to-day management of AmSouth              Ibbotson Associates Advisors, LLC
                       Strategic Portfolios: Moderate Growth &       ("Ibbotson")
                       Income Portfolio is the responsibility of
                       the AmSouth Strategy Committee, and no        Portfolio Managers:
                       person is primarily responsible for making    Day-to-day management of Pioneer
                       recommendations to the Committee. The         Ibbotson Moderate Allocation Fund is the
                       Committee members consist of John P.          responsibility of portfolio managers and
                       Boston, CFA, Fred Crown, CFA, Paige B.        members of Ibbotson's Investment
                       Daniel, David M. Dasari, CFA, Joseph T.       Committee headed by Roger Ibbotson.
                       Keating, Ronald E. Lindquist, John Mark       Roger Ibbotson founded Ibbotson in 1977
                       McKenzie, Matt Smith, CFA, Brian B.           and is the firm's Chairman. Peng Chen,
                       Sullivan, CFA, Doug S. Williams and Jason     Ph.D., managing director and chief
                       Waters.                                       investment officer at Ibbotson, conducts
                                                                     research projects on asset allocation,
                                                                     portfolio risk measurement, nontraditional
                                                                     assets,
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                            AmSouth Strategic Portfolios: Moderate
                                 Growth and Income Portfolio              Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Investment advisers   Mr. Boston is Chief Fixed Income Officer for    and global financial markets. Dr. Chen
 and portfolio         AAMI. He began his career in investment         joined Ibbotson in 1997. Michael E. Annin,
 managers              management with AmSouth Bank in 1987            managing director, manages the investment
 (continued)           and has been associated with AAMI since         management services and data products
                       1996. Mr. Boston received his CFA charter       group for Ibbotson. Scott Wentsel, senior
                       in 1993 and is an active member and past        portfolio manager, is responsible for
                       president of the Alabama Society of             management of the firm's fund- of-
                       Financial Analysts. He also serves as the       funds business which includes oversight
                       portfolio manager for the AmSouth High          of its investment management staff and
                       Quality Bond Fund. Mr. Boston is a Senior       process. Alexander E. Kaye, portfolio
                       Vice President of AmSouth Bank and Vice         manager, is responsible for managing the
                       President of AAMI.                              delivery of fund-of-funds programs for
                                                                       institutional and retail clients, which
                       Mr. Crown has been employed with                includes asset allocation modeling, portfolio
                       AmSouth Bank since 1982 and AAMI since          construction, fund classification and
                       2001. He was an Institutional Fund Manager      manager due diligence. Brian Huckstep,
                       with AAMI (2001-2003) and has been a            portfolio manager, is responsible for
                       Regional Manager since 2003. Mr. Crown is       managing the delivery of fund-of-funds
                       a Senior Vice President of AmSouth Bank.        programs for institutional and retail clients,
                                                                       which includes asset allocation modeling,
                       Ms. Daniel has been employed with               portfolio construction, fund classification,
                       AmSouth Bank since 1999. She has been           and manager due diligence.
                       employed by AAMI as the Director of
                       Alternative Strategies since 2003. She is an
                       Assistant Vice President with AmSouth
                       Bank.

                       Mr. Dasari has been employed with
                       AmSouth Bank since 2002 and AAMI since
                       2003. He is Director of Individual Security
                       Management for AAMI. Prior to joining
                       AmSouth Bank, he was Assistant Vice
                       President at Fifth Third Bank. Mr. Dasari is a
                       Vice President of AmSouth Bank.

                       Mr. Keating has been employed with
                       AmSouth Bank since 2001 and AAMI since
                       2002. He is the Chairman and Chief
                       Investment Officer of AAMI. Prior to 2001,
                       he was employed as the Chief Market
                       Strategist and Chief Fixed Income Officer of
                       Fifth Third Bank. Mr. Keating is an Executive
                       Vice-President of AmSouth Bank.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                          AmSouth Strategic Portfolios: Moderate
                                Growth and Income Portfolio          Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Investment advisers   Mr. Lindquist has been employed with AAMI
 and portfolio         since December 1999. Prior to December
 managers              1999, Mr. Lindquist was employed by First
 (continued)           American National Bank (since May 1998),
                       and by Deposit Guaranty National Bank, and
                       Commercial National Bank (since 1978).
                       First American National Bank, Deposit
                       Guaranty National Bank and Commercial
                       National Bank are predecessors of AmSouth
                       Bank and affiliates of AAMI. He also serves
                       as the portfolio manager for the AmSouth
                       Large Cap Fund. Mr. Lindquist is a Senior
                       Vice President of AmSouth Bank and Vice
                       President of AAMI.

                       Mr. McKenzie has been involved in
                       investment management since 1981, with
                       portfolio management expertise in both
                       equity and fixed income securities.
                       Mr. McKenzie co-managed the AmSouth
                       Government Income Fund from 1999 to
                       2002 and managed it from 2003 to 2004.
                       Mr. McKenzie has been associated with the Trust Investment Department of AmSouth
                       Bank, and banks acquired by AmSouth
                       Bank, since 1984 and joined AAMI in 2003.
                       Mr. McKenzie is a Senior Vice President of
                       AmSouth Bank and Vice President of AAMI.

                       Mr. Smith has been employed with
                       AmSouth Bank since 1988. He has been
                       employed by AAMI as a Regional Manager
                       since 2004. He is a Senior Vice President with AmSouth Bank.

                       Mr. Sullivan has been an officer of AAMI since 1996 and joined AmSouth Bank in 1984. Prior to serving as Director of Fixed Income for AmSouth Bank's Trust
                       Department, Mr. Sullivan managed equity
                       portfolios and held the position of equity research coordinator for AmSouth Bank's
                       Trust Department. Mr. Sullivan is a Senior
                       Vice President of AmSouth Bank and Vice
                       President of AAMI.

                       Mr. Waters has been employed with
                       AmSouth Bank since 1999. He has been
                       employed as an Institutional Portfolio
                       Manager with AAMI since 2001.
                       Mr. Williams is a Senior Vice President of
                       AmSouth Bank.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                           AmSouth Strategic Portfolios: Moderate
                                 Growth and Income Portfolio          Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Investment advisers    Mr. Williams has been employed with
 and portfolio          AmSouth Bank since 2002. He has been
 managers               employed as a Regional Manager with AAMI
 (continued)            since 2004. Prior to 2002, Mr. Williams was
                        a Director of Portfolio Management with
                        Fifth Third Bank (1988-2002). Mr. Williams
                        is a Senior Vice President of AmSouth
                        Bank.
---------------------------------------------------------------------------------------------------------------------------
 Investment objective   AmSouth Strategic Portfolios: Moderate       Pioneer Ibbotson Moderate Allocation Fund
                        Growth and Income Portfolio seeks to         seeks long-term capital growth and current
                        provide investors with current income        income.
                        and a moderate level of capital growth.
---------------------------------------------------------------------------------------------------------------------------
 Primary investments    Each Fund allocates its investments among underlying funds within pre-determined strategy ranges.

                        AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio:
                        AmSouth Strategic Portfolios: Moderate Growth & Income Portfolio allocates its assets among the following underlying funds within the ranges set forth below based upon
                        AAMI's outlook for the economy, financial markets and relative market valuations of the underlying AmSouth Funds.

                        Underlying Fund                                           Allocation Range
                        AmSouth Value Fund                                              0-15%
                        AmSouth Select Equity Fund                                      0-10%
                        AmSouth Enhanced Market Fund                                    0-15%
                        AmSouth Large Cap Fund                                          0-10%
                        AmSouth Capital Growth Fund                                     0-15%
                        AmSouth Mid Cap Fund                                            0-10%
                        AmSouth Small Cap Fund                                          0-10%
                        AmSouth International Equity Fund                               0-10%
                        AmSouth Government Income Fund                                  0-25%
                        AmSouth High Quality Bond Fund                                  0-70%
                        AmSouth Limited Term Bond Fund                                  0-25%
                        AmSouth Prime Money Market Fund                                 0-5%

                        The selection of the underlying funds and their ranges are not fundamental and may be changed without the prior approval of AmSouth Strategic Portfolios: Moderate Growth &
                        Income Portfolio's shareholders.

                        Pioneer Ibbotson Moderate Allocation Fund:
                        Because this is a moderate allocation fund, the majority of Pioneer Ibbotson Moderate
                        Allocation Fund's assets will be invested in equity and bond funds, although a portion of its assets will be invested in cash, cash equivalents, or in money market funds. Under normal circumstances, Pioneer Ibbotson Moderate Allocation Fund initially expects to invest its assets among asset classes in the following ranges:

                        Short-Term        Equity Fund        Fixed Income Fund
                        Investments       Allocation         Allocation
                        Allocation
                        0-5%              55-65%             35-45%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                        AmSouth Strategic Portfolios: Moderate
                             Growth and Income Portfolio        Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Primary investments   Based upon the analysis described under "Asset allocation process," the fund initially expects
 (continued)           to invest its assets in underlying mutual funds within the following ranges:

                       Fund Name                                                                       Percentage of
                                                                                                       Fund Holdings
                       Pioneer Fund                                                                    0-20%
                       Pioneer Research Fund                                                           0-20%
                       Pioneer Growth Leaders Fund (formerly Pioneer Papp Stock Fund)                  0-20%
                       Pioneer Strategic Growth Fund
                       (formerly Pioneer Papp Strategic Growth Fund)                                   0-20%
                       Pioneer Oak Ridge Large Cap Growth Fund                                         0-20%
                       Pioneer AmPac Growth Fund
                       (formerly Pioneer Papp America-Pacific Rim Fund)                                0-20%
                       Pioneer Value Fund                                                              0-20%
                       Pioneer Mid Cap Growth Fund                                                     0-20%
                       Pioneer Mid Cap Value Fund                                                      0-20%
                       Pioneer Small and Mid Cap Growth Fund
                       (formerly Pioneer Papp Small and Mid Cap Growth Fund)                           0-20%
                       Pioneer Oak Ridge Small Cap Growth Fund                                         0-20%
                       Pioneer Small Cap Value Fund                                                    0-20%
                       Pioneer International Equity Fund                                               0-20%
                       Pioneer International Value Fund                                                0-20%
                       Pioneer Europe Select Fund                                                      0-20%
                       Pioneer Emerging Markets Fund                                                   0-20%
                       Pioneer Real Estate Shares                                                      0-20%
                       Pioneer High Yield Fund                                                         0-20%
                       Pioneer Bond Fund                                                               0-25%
                       Pioneer Strategic Income Fund                                                   0-25%
                       Pioneer Short Term Income Fund                                                  0-25%
                       Pioneer Cash Reserves Fund                                                      0-20%

                       The Fund may change its target allocation to each asset class, the underlying fund in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders. Certain of the Pioneer Funds into which the
                       AmSouth Funds are being reorganized are not currently included in the above list of funds underlying the Pioneer Fund. Pioneer and Ibbotson may determine to include such additional
                       Pioneer Funds in the list of permitted investments for the Pioneer Fund into which your Fund is being reorganized. Alternatively, Pioneer and Ibbotson may determine to hold those additional
                       Pioneer Funds temporarily until the Pioneer Fund's portfolio is rebalanced.

                       Appendix A contains a summary description of each of the underlying Pioneer funds.

                       Normally, the Fund invests substantially all of its assets in underlying funds to meet its investment objective. However, the Fund may invest a portion of its assets in cash, cash equivalents or in money market funds. The underlying funds may also invest a portion of their assets in money market funds, securities with remaining maturities of less than one year, cash equivalents or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the Fund and each of the underlying funds may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash.
                       During such periods, the Fund may not be able to achieve its investment objective. The Fund intends to adopt a defensive strategy when Pioneer or Ibbotson believes securities in which the
                       Fund normally invests have extraordinary risks due to political or economic factors and in other extraordinary circumstances.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                         AmSouth Strategic Portfolios: Moderate
                              Growth and Income Portfolio              Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Borrowing          AmSouth Strategic Portfolios: Moderate          Pioneer Ibbotson Moderate Allocation Fund
                    Growth and Income Portfolio may not borrow      may not borrow money, except on a
                    money or issue senior securities, except        temporary basis and to the extent permitted
                    that the Fund may borrow from banks or          by applicable law, the Fund may: (a) borrow
                    enter into reverse repurchase agreements        from banks or through reverse repurchase
                    for temporary emergency purposes in             agreements in an amount up to 33 1/3% of
                    amounts up to 33 1/3% of the value of its       the Fund's total assets (including the
                    total assets at the time of such borrowing.     amount borrowed); (b) borrow up to an
                    AmSouth Strategic Portfolios: Moderate          additional 5% of the Fund's assets for
                    Growth and Income Portfolio will not            temporary purposes; (c) obtain such short-
                    purchase securities while borrowings            term credits as are necessary for the
                    (including reverse repurchase agreements)       clearance of portfolio transactions; (d)
                    in excess of 5% of its total assets are         purchase securities on margin; and (e)
                    outstanding. In addition, AmSouth Strategic     engage in transactions in mortgage dollar
                    Portfolios: Moderate Growth and Income          rolls that are accounted for as financings.
                    Portfolio is permitted to participate in a
                    credit facility whereby the Fund may directly
                    lend to and borrow money from another
                    AmSouth Fund for temporary purposes,
                    provided that the loans are made in
                    accordance with an order of exemption from
                    the SEC and any conditions thereto.
---------------------------------------------------------------------------------------------------------------------------
 Other investment   As described above, the Funds have substantially similar principal investment strategies
 policies and       and policies. Certain of the non-principal investment policies and restrictions are different.
 restrictions       For a more complete discussion of each Fund's other investment policies and fundamental and non-fundamental investment restrictions, see the SAI.
---------------------------------------------------------------------------------------------------------------------------
                                                  Buying, Selling and Exchanging Shares
---------------------------------------------------------------------------------------------------------------------------
 Class A sales      Class A shares are offered with an initial      Class A shares are offered with initial sales
 charges and Rule   sales charge of up to 5.50% of the offering     charges up to 5.75% of the offering price,
 12b-1 Fees         price, which is reduced depending upon the      which is reduced or waived for large
                    amount invested or, in certain                  purchases and certain types of investors. At
                    circumstances, waived. Class A shares           the time of your purchase, your investment
                    bought as part of an investment of $1           firm may receive a commission from
                    million or more are not subject to an initial   Pioneer Funds Distributor, Inc. ("PFD"), the
                    sales charge, but may be charged a              Fund's distributor, of up to 2% declining as
                    contingent deferred sales charge ("CDSC")       the size of your investment increases.
                    of 1.00% if sold within one year
                    of purchase.                                    There is no CDSC, except in certain
                                                                    circumstances when the initial sales charge
                    Class A shares pay a shareholder servicing      is waived.
                    fee (non 12b-1) of up to 0.25% of average
                    daily net assets.                               Class A shares are subject to distribution
                                                                    and service (12b-1) fees of up to 0.25% of
                                                                    average daily net assets.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                            AmSouth Strategic Portfolios: Moderate
                                 Growth and Income Portfolio              Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Class B sales         Class B shares are offered without an initial   Class B shares are offered without an initial
 charges and Rule      sales charge, but are subject to a CDSC         sales charge, but are subject to a CDSC of
 12b-1 fees            of up to 5%. For Class B shares issued          up to 2% if you sell your shares. The
                       to former ISG Funds shareholders in             charge is reduced over time and is not
                       connection with the combination of              charged after five years. Your investment
                       AmSouth Funds with ISG Funds, the CDSC          firm may receive a commission from PFD,
                       on such Class B shares held continuously        the Fund's distributor, at the time of your
                       declines over six years, starting with year     purchase of up to 2%.
                       one and ending in year seven from: 4%,
                       3%, 3%, 2%, 2%, 1%. For all other Class B       Class B shares are subject to distribution
                       shares held continuously, the CDSC declines     and service (12b-1) fees of up to 1% of
                       over six years, starting with year one and      average daily net assets.
                       ending in year seven from: 5%, 4%, 3%,
                       3%, 2%, 1%. Eight years after purchase          Class B shares acquired through the
                       (seven years in the case of shares acquired     Reorganization will retain the holding period,
                       in the ISG combination), Class B shares         CDSC and commission schedules applicable
                       automatically convert to Class A shares.        to the original purchase.

                       Class B shares pay a shareholder servicing      Maximum purchase of Class B shares in a
                       fee (non 12b-1) of up to 0.25% of average       single transaction is $49,999.
                       daily net assets and a distribution (12b-1)
                       fee of up to 0.75% of average daily             Class B shares convert to Class A shares
                       net assets.                                     eight years after the date of purchase. Class
                                                                       B shares issued to former ISG Funds
                       Maximum investment for all Class B              shareholders will convert to Class A shares
                       purchases by a shareholder for the Fund's       seven years after the date of purchase.
                       shares is $99,999.
---------------------------------------------------------------------------------------------------------------------------
 Class I and Class Y   AmSouth Strategic Portfolios: Moderate          The Fund does not impose any initial,
 sales charges and     Growth and Income Portfolio does not impose     contingent deferred or asset based sales
 Rule 12b-1 fees       any initial or CDSC on Class I shares.          charge on Class Y shares.

                       The Fund may impose a shareholder               The distributor incurs the expenses of
                       servicing fee (non 12b-1) of up to 0.15%        distributing the Fund's Class Y shares, none
                       of average daily net assets.                    of which are reimbursed by the Fund or the
                                                                       Class Y shareowners.
---------------------------------------------------------------------------------------------------------------------------
 Management and        AmSouth Strategic Portfolios: Moderate          The management fee payable by Pioneer
 other fees            Growth and Income Portfolio pays an             Ibbotson Moderate Allocation Fund is equal
                       advisory fee on a monthly basis at an           to 0.13% of average daily net assets
                       annual rate of 0.20% of the Fund's average      attributable to the Fund's investments in
                       daily net assets.                               underlying funds managed by Pioneer and
                                                                       cash and 0.17% of average daily net assets
                       ASO Services Company, Inc. ("ASO")              attributable to other investments, including
                       serves as administrator and fund accounting     underlying funds that are not managed by
                       agent for the Fund. The Fund pays ASO an        Pioneer, with breakpoints at incremental
                       administrative services fee of 0.15% of the     asset levels. Since currently all of the
                       Fund's average daily net assets.                underlying funds are managed by Pioneer,
                                                                       the management fee will initially be 0.13%
                                                                       of average daily net assets.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                       AmSouth Strategic Portfolios: Moderate
                            Growth and Income Portfolio               Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Management and   For the fiscal year ended July 31, 2004,        In addition, the Fund reimburses Pioneer for
 other fees       other expenses of the Fund were limited to      certain fund accounting and legal expenses
 (continued)      0.38% for Class A shares, 0.37% for Class       incurred on behalf of the Fund and pays a
                  B shares and 0.33% for Class I shares. Any      separate shareholder servicing/transfer
                  fee waiver or expense reimbursement             agency fee to PIMSS, an affiliate of Pioneer.
                  arrangement is voluntary and may be
                  discontinued at any time. You also indirectly   Pioneer has contractually agreed not to
                  bear a pro rata share of the fees and           impose all or a portion of its fees or to limit
                  expenses of the underlying funds.               other direct ordinary operating expenses to
                                                                  the extent required to reduce expenses,
                  For the fiscal year ended July 31, 2004, the    other than "Estimated average expense ratio
                  Fund's annual operating expenses for Class      of underlying funds," to 0.74% of the
                  A shares, after giving effect to the expense    average daily net assets attributable to Class
                  limitation were 0.58%, and without giving       A shares and 1.52% of average daily net
                  effect to the expense limitation, were          assets attributable to Class B shares. There
                  0.81% of average daily net assets. As of        is no expense limitation with respect to the
                  January 12, 2005, estimated total direct        Class Y shares. This expense limitation is in
                  and indirect expenses were 1.94% of             effect for Class A shares until December 1,
                  average daily net assets.                       2008 and in effect for Class B shares until
                                                                  December 1, 2006. There can be no
                  For the fiscal year ended July 31, 2004, the    assurance that Pioneer will extend these
                  Fund's annual operating expenses for Class      expense limitations past such dates. The
                  B shares, after giving effect to the expense    expense limitation does not limit the
                  limitation were 1.32%, and without giving       expenses of the underlying funds indirectly
                  effect to the expense limitation, were          incurred by a shareholder.
                  1.55% of average daily net assets. As of
                  January 12, 2005, estimated total direct        Class Y shares of the Pioneer Fund are
                  and indirect expenses were 2.68% of             being offered for the first time in connection
                  average daily net assets.                       with the Reorganization.

                  For the fiscal year ended July 31, 2004, the
                  Fund's annual operating expenses for Class
                  I shares, after giving effect to the expense
                  limitation were 0.53%, and without giving
                  effect to the expense limitation, were
                  0.76% of average daily net assets. As of
                  January 12, 2005, estimated total direct
                  and indirect expenses were 1.84% of
                  average daily net assets.
---------------------------------------------------------------------------------------------------------------------------
 Buying shares    You may buy shares of the Fund directly         You may buy shares from any investment
                  through BISYS Fund Services, the Fund's         firm that has a sales agreement with PFD,
                  distributor, or through brokers, registered     the Pioneer Fund's distributor.
                  investment advisers, banks and other
                  financial institutions that have entered into   If the account is established in the
                  selling agreements with the Fund's              shareholder's own name, shareholders may
                  distributor, as described in the Fund's         also purchase additional shares of the Fund
                  prospectus.                                     by telephone or online.

                  Certain account transactions may be done
                  by telephone.
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                          AmSouth Strategic Portfolios: Moderate
                                Growth and Income Portfolio              Pioneer Ibbotson Moderate Allocation Fund
---------------------------------------------------------------------------------------------------------------------------
 Exchanging shares   You can exchange your shares in the Fund         You may exchange your shares for shares
                     for shares of the same class of another          of the same class of another Pioneer mutual
                     AmSouth Fund, usually without paying             fund. Your exchange request must be for at
                     additional sales charges. You must meet          least $1,000.
                     the minimum investment requirements for
                     the Fund into which you are exchanging.          After you establish an eligible fund account,
                     Exchanges from one Fund to another are           you can exchange fund shares by telephone
                     taxable. Class A shares may be exchanged         or online.
                     for Class I shares of the same Fund or
                     another AmSouth Fund if you become
                     eligible to purchase Class I shares. Class I
                     shares may be exchanged for Class A
                     shares of the same Fund. No transaction
                     fees are currently charged for exchanges.

                     If you sell your shares or exchange them for shares of another AmSouth Fund within 7 days of the date of purchase, you will be charged a 2.00% fee on the current net asset value of the shares sold or exchanged. The fee is paid to the Fund to offset the costs associated with short-term trading, such as portfolio transaction and administrative costs.

                     The Fund uses a "first-in, first-out" method to determine how long you have held your shares. This means that if you purchased shares on different days, the shares purchased first will be considered redeemed first for purposes of determining whether the redemption fee will be charged.

                     The fee will be charged on all covered
                     redemptions and exchanges, including those
                     made through retirement plan, brokerage
                     and other types of omnibus accounts
                     (except where it is not practical for the plan
                     administrator or brokerage firm to
                     implement the fee). The Fund will not
                     impose the redemption fee on a redemption
                     or exchange of shares purchased upon the
                     reinvestment of dividend and capital gain
                     distributions.
---------------------------------------------------------------------------------------------------------------------------
 Selling shares      Shares of each Fund are sold at the net asset value per share next calculated after the
                     Fund receives your request in good order.
---------------------------------------------------------------------------------------------------------------------------
                     You may sell your shares by contacting the       Normally, your investment firm will send
                     Fund directly in writing or by telephone or      your request to sell shares to PIMSS. You
                     by contacting a financial intermediary as        can also sell your shares by contacting the
                     described in the Fund's prospectus.              Fund directly if your account is registered in
                                                                      your name.

                                                                      If the account is established in the
                                                                      shareholder's own name, shareholders may
                                                                      also redeem shares of the Pioneer Fund by
                                                                      telephone or online.
---------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks of Investing in the Funds

     Because each Fund has a similar investment objective, primary investment policies and strategies, the Funds are subject to the same principal risks. You could lose money on an investment in a Fund or a Fund may not perform as well as other investment options.

Fund of funds structure and layering of fees

     Each Fund is structured as a fund of funds. Each Fund's investments are focused in the underlying funds, so the Fund's investment performance is directly related to the performance of the underlying funds. Each Fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. Since the Funds mainly invest in the underlying funds, as opposed to other types of securities, the Funds do not have the same flexibility in their portfolio holdings as many mutual funds. In addition, each Fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in a Fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the Fund and the underlying funds.

     The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable gains from portfolio transactions by the underlying funds as well as taxable gains from the Fund's transactions in shares of the underlying funds.

     Currently, Pioneer manages all of the funds underlying the Pioneer Fund. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

Equity investments

     Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. When the value of the stocks held by an underlying equity fund goes down, the value of your investment in the fund will be affected.

     The underlying equity funds have risks associated with investing in equity securities. An equity fund could underperform other investments if:

     o The stock market goes down (this risk may be greater in the short term)

     o The fund's equity investments do not have the growth potential or value characteristics originally expected

     o Stocks selected for income do not achieve the same return as securities selected for capital growth

     o The types of stocks in which the fund invests or the fund's investment approach fall out of favor with investors

Fixed income investments

     Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgaged backed securities, asset-backed securities, and money market securities. The value of your investment in the fund will change as the value of investments of the underlying funds increases and decreases.

     The underlying fixed income funds have risks associated with investing in debt securities. A fund could underperform other investments if:

     o Interest rates go up causing the value of the fund's portfolio to decline

     o The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded

     o During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk

     o During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk

     o The investment manager's judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy proves to be incorrect

Equity securities of smaller companies

     Compared to large companies, small and mid-sized companies, and the market for their equity securities, are likely to:

     o Be more sensitive to changes in the economy, earnings results and investor expectations

     o    Have more limited product lines and capital resources

     o    Experience sharper swings in market values

     o    Be harder to sell at the times and prices Pioneer thinks appropriate

     o    Offer greater potential for loss than other U.S. equity securities

Equity securities of real estate industry issuers

     Specific risks associated with the real estate industry include:

     o The U.S. or a local real estate market declines due to adverse economic conditions, overbuilding and high vacancy rates, reduced or regulated rents or other causes

     o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

     o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

     o A REIT in an underlying fund's portfolio is, or is perceived by the market to be, poorly managed

Non-U.S. securities

     Investing in non-U.S. issuers, including emerging market issuers, may involve unique risks compared to investing in securities of issuers in the U.S. These risks are more pronounced to the extent the fund invests in issuers in the lesser-developed emerging markets or in one region, such as Europe or the Pacific Rim. These risks may include:

     o Less information about the non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices

     o Adverse effect of currency exchange rates or controls on the value of the fund's investments

     o The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession

     o Economic, political and social developments may adversely affect securities markets

     o    Withholding and other non-U.S. taxes may decrease the fund's return

High yield/below investment grade debt securities

     Investment in high yield securities involves substantial risk of loss. These securities are considered speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the fund is subject to the following specific risks:

     o Increased price sensitivity to changing interest rates and deteriorating economic environment

     o    Greater risk of loss due to default or declining credit quality

     o Adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments

     o A negative perception of the high yield market develops, depressing the price and liquidity of high yield securities. This negative perception could last for a significant period of time

Derivatives

     Certain underlying funds may use futures and options on securities, indices and currencies, forward foreign currency exchange contracts and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The underlying funds may use derivatives for a variety of purposes, including:

     o As a hedge against adverse changes in stock market prices, interest rates or currency exchange rates

     o    As a substitute for purchasing or selling securities

     o To increase the fund's return as a non-hedging strategy that may be considered speculative

     Even a small investment in derivatives can have a significant impact on a fund's exposure to stock market values, interest rates or currency exchange rates. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the person who issued the derivative defaults on its obligation. Certain derivatives may be less liquid and more difficult to value.

Past Performance

     Set forth below is performance information for AmSouth Strategic
Portfolios: Moderate Growth and Income Portfolio. The bar chart shows how AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio's total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table shows average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The bar chart gives an indication of the risks of investing in each Fund, including the fact that you could incur a loss and experience volatility of returns year to year. Past performance before and after taxes does not indicate future results.

      AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio --
                                 Class A Shares
                          Calendar Year Total Returns*

[THE BAR CHART IS A REPRESENTATION FOR THE PRINTED MATERIAL]

'00      '01       '02      '03     '04
0.59    -5.77    -13.33    21.81    2.89

* During the period shown in the bar chart, your AmSouth Fund's highest quarterly return was 7.94% for the quarter ended June 30, 2003, and the lowest quarterly return was -6.80% for the quarter ended September 30, 2002.

          Pioneer Ibbotson Moderate Allocation Fund -- Class A Shares
                          Calendar Year Total Returns

     Pioneer Ibbotson Moderate Allocation Fund began investment operations in August 2004.

     Since the Pioneer Fund has conducted investment operations for less than one calendar year, it may not disclose any performance information in this prospectus. The Fund's performance will vary from year to year. Past performance does not necessarily indicate how a fund will perform in the future. As a shareowner, you may lose or make money on your investment.

       AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio Average Annual Total Returns (for the periods ending December 31, 2004)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Since Inception
                                                                                             1 Year      5 Years        (1/28/99)
------------------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, Class A Shares
------------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                                          0.59%       2.90%           3.04%
------------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                                          0.00%       1.70%           1.87%
------------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                                  0.37%       1.80%           1.93%
------------------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, Class B Shares
------------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                                          0.75%       2.96%           2.90%
------------------------------------------------------------------------------------------------------------------------------------
 AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, Class I Shares
------------------------------------------------------------------------------------------------------------------------------------
 Return Before Taxes                                                                          6.59%       4.14%           4.13%
------------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions                                                          5.95%       2.90%           2.91%
------------------------------------------------------------------------------------------------------------------------------------
 Return After Taxes on Distributions and Sale of Fund Shares                                  4.26%       2.85%           2.81%
------------------------------------------------------------------------------------------------------------------------------------
 S&P 500 Index(1) (reflects no deduction for fees, expenses or taxes)                        10.87%      -2.30%           0.66%
------------------------------------------------------------------------------------------------------------------------------------

(1) The S&P 500, an unmanaged index of 500 stocks, is for reference only, does not mirror the Fund's investments, and reflects no deduction for fees, expenses or taxes.

     The table above shows the impact of taxes on AmSouth Strategic Portfolios:
Moderate Growth and Income Portfolio's returns. After-tax returns are only shown for Class A shares and Class I shares and may vary for Class B shares. The Fund's after-tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In certain cases, the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that actual after-tax returns depend on an investor's tax situation and may differ from those shown. Also note that after-tax returns shown are not relevant to shareholders who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Funds' Fees and Expenses

     Shareholders of both Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Fund. The expenses in the tables appearing below are based on (i) for the AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio, the expenses of AmSouth Strategic Portfolios:
Moderate Growth and Income Portfolio for the period ended January 31, 2005 and
(ii) for Pioneer Ibbotson Moderate Allocation Fund, the estimated expenses for the period ended January 31, 2005. Future expenses for all share classes may be greater or less. Shareholders of AmSouth Strategic Portfolios: Growth and Income Portfolio are also being asked to approve the reorganization of their fund into Pioneer Ibbotson Moderate Allocation Fund. The tables also show (1) the pro forma expenses of the combined Fund assuming the Reorganization occurred on January 31, 2005 and (2) the pro forma expenses of the combined Fund assuming the reorganization of AmSouth Strategic Portfolios: Growth and Income Portfolio into Pioneer Ibbotson Moderate Allocation Fund also occurred on January 31, 2005.

                                                                              Combined
                                AmSouth                                         Fund          AmSouth
                               Strategic                                     (including      Strategic
                              Portfolios       Pioneer                        AmSouth       Portfolios
                               Moderate       Ibbotson                        Growth and       Moderate
                              Growth and       Moderate       Combined         Income        Growth and
                                Income       Allocation         Fund         Portfolio)       Income
Shareholder transaction      Portfolio(1)        Fund        (Pro Forma)     (Pro Forma)      Portfolio
 fees (paid directly            Class A        Class A        Class A         Class A         Class B
 from your investment)       ------------    ----------      -----------     -----------    -----------
Maximum sales charge
 (load) when you buy
 shares as a percentage
 of offering price .........      5.50%(2)       5.75%          5.75%           5.75%            None
Maximum deferred sales
 charge (load) as a
 percentage of purchase
 price or the amount
 you receive when you
 sell shares, whichever
 is less ...................      None           None           None            None             5.00%(3)
Redemption fees ............      2.00%(4)       None           None            None             2.00%(4)
Annual fund operating
 expenses (deducted
 from fund assets)
 (as a % of average
 net assets)
Management fee .............      0.20%          0.17%(6)       0.17%(6)        0.17%(6)         0.20%
Distribution and service
 (12b-1) fee ...............      None           0.25%          0.25%           0.25%            0.75%
Other expenses(5) ..........      0.68%          0.68%          0.52%           0.35%(5)         0.71%
Estimated indirect
 expenses ..................      1.49%          0.68%          0.92%(9)        0.92%(9)         2.24%
Total fund operating
 expenses ..................      2.37%          1.78%(7)       1.86%           1.69%            3.90%
Expense reimbursement/
 reduction .................      0.35%          0.20%          0.20%           0.03%            0.38%
Net fund operating
 expenses ..................      2.02%          1.58%          1.66%           1.66%            3.52%

                                                             Combined                                         Combined
                                                               Fund          AmSouth                            Fund
                                                            (including      Strategic                        (including
                                                             AmSouth       Portfolios                          AmSouth
                                Pioneer                     Growth and       Moderate                          Growth and
                               Ibbotson        Combined        Income        Growth and       Combined         Income
                               Moderate          Fund        Portfolio)       Income            Fund         Portfolio)
Shareholder transaction       Allocation     (Pro Forma)    (Pro Forma)      Portfolio       (Pro Forma)      (Pro Forma)
 fees (paid directly             Fund          Class B        Class B         Class I         Class Y(8)       Class Y(8)
 from your investment)        ----------     -----------    -----------     ----------       -----------      -----------
Maximum sales charge
 (load) when you buy
 shares as a percentage
 of offering price .........      None           None           None            None             None             None
Maximum deferred sales
 charge (load) as a
 percentage of purchase
 price or the amount
 you receive when you
 sell shares, whichever
 is less ...................      4.00%          4.00%          4.00%           None             None             None
Redemption fees ............      None           None           None            2.00%(4)         None             None
Annual fund operating
 expenses (deducted
 from fund assets)
 (as a % of average
 net assets)
Management fee .............      0.17%(6)       0.17%(6)       0.17%(6)        0.20%            0.17%(6)         0.17%(6)
Distribution and service
 (12b-1) fee ...............      1.00%          1.00%          1.00%           None             None             None
Other expenses(5) ..........      0.80%          0.74%          0.57%           0.59%            0.34%            0.15%
Estimated indirect
 expenses ..................      0.68%          0.92%(9)       0.92%(9)        1.44%            0.92%(9)         0.92%(9)
Total fund operating
 expenses ..................      2.65%(7)       2.83%          2.66%           2.23%            1.43%            1.24%
Expense reimbursement/
 reduction .................      0.45%          0.39%          0.22%           0.31%             N/A              N/A
Net fund operating
 expenses ..................      2.20%          2.44%          2.44%           1.92%            1.43%            1.24%

(1) AmSouth Bank or other financial institutions may charge their customer account fees for automatic investment and other cash management services provided in connection with investment in the Fund.
(2) Sales charges may be reduced depending upon the amount invested or, in certain circumstances, waived. Class A shares of the Pioneer Fund bought as part of an investment of $1 million or more are not subject to an initial sales charge, but may be charged a CDSC of 1.00% if sold within one year of purchase.
(3) For Class B shares purchased prior to the combination of AmSouth Funds with ISG Funds, the CDSC on such Class B shares held continuously declines over six years, starting with year one and ending in year seven from: 4%, 3%, 3%, 2%, 2%, 1%. For all other Class B shares held continuously, the CDSC declines over six years, starting with year one and ending in year seven from: 5%, 4%, 3%, 3%, 2%, 1%. Eight years after purchase (seven years in the case of shares acquired in the ISG combination), Class B shares automatically convert to Class A shares.
(4) To discourage short-term trading, a redemption fee of 2.00% will be charged on sales or exchanges of Class A, Class B and Class I shares of your AmSouth Fund made within 7 days of the date of purchase. A wire transfer fee of $7.00 will be deducted from the amount of your redemption if you request a wire transfer.
(5) For the period ended January 31, 2005, other expenses for your AmSouth Fund were limited to 0.33% for Class A shares, 0.33% for Class B shares and 0.28% for Class I shares. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. Pioneer has contractually agreed not to impose all or a portion of its fees or to limit other direct ordinary operating expenses to the extent required to reduce expenses, other than "Estimated indirect expenses," to 0.74% of the average daily net assets attributable to Class A shares and 1.52% of average daily net assets attributable to Class B shares. This expense limitation is in effect for Class A shares until December 1, 2008 and in effect for Class B until December 1, 2006. There can be no assurance that Pioneer will extend these expense limitations past such dates. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.
(6) The management fee payable by the Pioneer Fund is equal to 0.13% of average daily net assets attributable to the Pioneer Fund's investments in underlying funds managed by Pioneer and cash and 0.17% of average daily net assets attributable to other investments, including underlying funds that are not managed by Pioneer, with breakpoints at incremental asset levels. Since initially all of the underlying funds are managed by Pioneer, the management fee will initially be 0.13% of average daily net assets.
(7) The Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.
(8) Class Y shares of the Pioneer Fund are being offered for the first time in connection with the Reorganization.
(9) "Estimated indirect expenses" for the Pioneer Funds reflect the estimated gross indirect expenses as of the most recent fiscal period for the underlying funds. Several of the underlying funds are subject to expense limitations, which expire as of various dates. Giving effect to such expense limitations, the estimated indirect expenses would be 0.73%, and the pro forma combined net expenses for the Pioneer Fund (assuming the reorganization of AmSouth Strategic Portfolios: Growth and Income Portfolio into the Pioneer Fund also occurs) would be 1.47%, 2.25% and 1.05% for Class A, Class B and Class Y shares, respectively.

     The hypothetical example below helps you compare the cost of investing in each Fund. It assumes that: (a) you invest $10,000 in each Fund for the time periods shown, (b) you reinvest all dividends and distributions, (c) your investment has a 5% return each year, and (d) each Fund's gross operating expenses remain the same. The examples are for comparison purposes only and are not a representation of either Fund's actual expenses or returns, either past or future.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Combined Fund
                                                                               Pioneer                      (including AmSouth
                                                        AmSouth Strategic      Ibbotson                    Strategic Portfolios:
                                                      Portfolios: Moderate     Moderate                       Growth and Income
Number of years you own                                  Growth and Income     Allocation   Combined Fund        Portfolio)
your shares                                                 Portfolio            Fund       (Pro Forma)         (Pro Forma)
------------------------------------------------------------------------------------------------------------------------------------
 Class A
------------------------------------------------------------------------------------------------------------------------------------
 Year 1                                                       $  747            $  726         $  714             $  734
------------------------------------------------------------------------------------------------------------------------------------
 Year 3                                                       $1,157            $1,085         $1,007             $1,068
------------------------------------------------------------------------------------------------------------------------------------
 Year 5                                                       $1,593               N/A         $1,349             $1,432
------------------------------------------------------------------------------------------------------------------------------------
 Year 10                                                      $2,798               N/A         $2,312             $2,450
------------------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming redemption at end of period
------------------------------------------------------------------------------------------------------------------------------------
 Year 1                                                       $  786            $  648         $  734             $  647
------------------------------------------------------------------------------------------------------------------------------------
 Year 3                                                       $1,177            $1,104         $1,106             $1,106
------------------------------------------------------------------------------------------------------------------------------------
 Year 5                                                       $1,694               N/A         $1,590             $1,590
------------------------------------------------------------------------------------------------------------------------------------
 Year 10                                                      $2,971               N/A         $2,741             $2,741
------------------------------------------------------------------------------------------------------------------------------------
 Class B -- assuming no redemption
------------------------------------------------------------------------------------------------------------------------------------
 Year 1                                                       $  286            $  248         $  247             $  247
------------------------------------------------------------------------------------------------------------------------------------
 Year 3                                                       $  877            $  804         $  806             $  806
------------------------------------------------------------------------------------------------------------------------------------
 Year 5                                                       $1,494               N/A         $1,390             $1,390
------------------------------------------------------------------------------------------------------------------------------------
 Year 10                                                      $2,971               N/A         $2,741             $2,741
------------------------------------------------------------------------------------------------------------------------------------
                                                              Class I                         Class Y
------------------------------------------------------------------------------------------------------------------------------------
 Year 1                                                       $  199               N/A         $  146             $  126
------------------------------------------------------------------------------------------------------------------------------------
 Year 3                                                       $  615               N/A         $  452             $  393
------------------------------------------------------------------------------------------------------------------------------------
 Year 5                                                       $ 1057               N/A         $  782             $  681
------------------------------------------------------------------------------------------------------------------------------------
 Year 10                                                      $2,285               N/A         $1,713             $1,500
------------------------------------------------------------------------------------------------------------------------------------

Reasons for the Proposed Reorganization

     The Trustees believe that the proposed Reorganization is in the best interests of AmSouth Strategic Portfolios: Moderate Growth and Income Portfolio. The Trustees considered the following matters, among others, in approving the proposal.

     First, AAMI, the investment adviser to your AmSouth Fund, informed the Trustees that it does not intend to continue to provide investment advisory services to the AmSouth Funds. Consequently, a change in your Fund's investment adviser was necessary. In the absence of the Reorganization, such a change would be more likely to motivate shareholders invested in reliance on AAMI's role to withdraw from the Fund, thereby reducing fund size and increasing fund expense ratios.

     Second, the resources of Pioneer. At December 31, 2004, Pioneer managed over 80 investment companies and accounts with approximately $42 billion in assets, including $15.7 billion in fixed income securities. Pioneer is the U.S. advisory subsidiary of Pioneer Global Asset Management, S.p.A. ("PGAM"), a global asset management group and wholly-owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. The PGAM companies provide investment management and financial services to mutual funds, institutional and other clients. As of December 31, 2004, assets under management of the PGAM companies were approximately $175 billion worldwide. Shareholders of your AmSouth Fund would become part of a significantly larger family of funds that offers a more diverse array of investment options and enhanced shareholder account options. The Pioneer family of mutual funds offers over 80 funds, including domestic and international equity and fixed income funds and money market funds that will be available to your AmSouth Fund's shareholders through exchanges.

     Third, Pioneer Ibbotson Moderate Allocation Fund's management fee (0.17% of average daily net assets) is lower than the advisory fee of your Fund (0.20% of average daily net assets). Both the historical and estimated pro forma expenses of the Pioneer Fund, after giving effect to the Reorganization, on a gross and net basis are lower than your Fund's gross and net operating expenses. The aggregate Rule 12b-1 distribution and shareholder servicing fees and non-Rule 12b-1 shareholder servicing fees paid by the Class A and Class B shares of both Funds are the same. Moreover, your AmSouth Fund's Class I shares pay a non 12b-1 shareholder servicing fee that is not paid by the Pioneer Fund's Class Y shares.

     Fourth, because of Pioneer distribution arrangements, Pioneer Fund has greater potential to further increase the assets compared to your Fund. Further assets growth is anticipated to further reduce the combined Fund's gross operating expenses per share.

     Fifth, the Class A, B and Y shares of the Pioneer Fund received in the Reorganization will provide AmSouth Fund shareholders with exposure to a similar investment product as they have currently. The Trustees also noted that the allocation decisions are made by Ibbotson, a leading asset allocation adviser, and that the Pioneer Fund intends, as soon as permitted by the SEC, to include unaffiliated mutual funds as underlying funds.

     Sixth, the transaction is structured to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986 and therefore will not be treated as a taxable sale of your AmSouth shares.

     Pioneer and AmSouth Bancorporation will pay all costs of preparing and printing the Funds' proxy statements and solicitation costs incurred by the Funds in connection with the Reorganizations. AAMI or an affiliate will otherwise be responsible for all costs and expenses of AmSouth Fund in connection with the Reorganizations.

     The Trustees also considered that Pioneer and AmSouth Bank will benefit from the Reorganization. See "Will Pioneer and AmSouth Bank Benefit from the Reorganizations."

     The Board of Trustees of the Pioneer Fund also considered that the Reorganization presents an opportunity for the Pioneer Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Pioneer Fund and its shareholders.

                                CAPITALIZATION

     The following table sets forth the capitalization of each Fund as of May 31, 2005, and the pro forma combined Fund as of May 31, 2005. The table also sets forth the pro forma capitalization of the combined Fund as of May 31, 2005, assuming the shareholders of AmSouth Strategic Portfolios: Growth and Income Portfolio approve the reorganization of their fund into Pioneer Ibbotson Moderate Allocation Fund.

                                                                                                              Pro Forma
                                                                                                          Pioneer Ibbotson
                                                                                                              Moderate
                                                                                                           Allocation Fund
                                                                                                             (including
                                               AmSouth Strategic                           Pro Forma      AmSouth Strategic
                                             Portfolios: Moderate   Pioneer Ibbotson   Pioneer Ibbotson      Portfolios:
                                               Growth and Income         Moderate           Moderate      Growth and Income
                                                   Portfolio         Allocation Fund    Allocation Fund      Portfolio)
                                                 May 31, 2005         May 31, 2005       May 31, 2005       May 31, 2005
                                             --------------------   ----------------   ----------------   -----------------
  Total Net Assets (in thousands) .........          $51,581              $45,791            $97,372           $211,011
   Class A shares .........................          $23,598              $26,035            $49,633           $105,349
   Class B shares .........................          $13,828              $ 7,824            $21,653           $ 40,751
   Class I/Y shares .......................          $14,154                  N/A            $14,154           $ 52,979

  Net Asset Value Per Share
   Class A shares .........................          $ 10.01              $ 10.77            $ 10.77           $  10.77
   Class B shares .........................          $  9.96              $ 10.42            $ 10.42           $  10.42
   Class I/Y shares .......................          $ 10.04                  N/A            $ 10.77           $  10.77

  Shares Outstanding
   Class A shares .........................        2,356,370            2,417,639          4,608,977          9,782,884
   Class B shares .........................        1,389,040              751,050          2,078,440          3,911,684
   Class I/Y shares .......................        1,409,269                  N/A          1,314,394          4,919,719

     It is impossible to predict how many shares of the Pioneer Fund will actually be received and distributed by your AmSouth Fund on the Reorganization date. The table should not be relied upon to determine the amount of the Pioneer Fund's shares that will actually be received and distributed.

                     BOARD'S EVALUATION AND RECOMMENDATION

     For the reasons described above, the Trustees, including the Independent Trustees, approved the Reorganization. In particular, the Trustees determined that the Reorganization is in the best interests of your AmSouth Fund. Similarly, the Board of Trustees of the Pioneer Fund, including its Independent Trustees, approved the Reorganization. They also determined that the Reorganization is in the best interests of the Pioneer Fund.

     The Trustees recommend that the shareholders of your AmSouth Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

                                                                     Appendix A

Information about the underlying funds

     The following is intended to summarize the investment objectives and primary strategies of, and to provide you with certain other information about, the underlying funds. These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund's prospectus, and are not an offer of the underlying funds' shares. The underlying funds in which the funds intend to invest may change from time to time and the funds may invest in underlying funds in addition to those described below at the discretion of Pioneer without prior notice to or approval of shareholders. The prospectus and SAI for each underlying fund is available on the SEC's website as well as on our website at www.pioneerfunds.com.

     Each underlying fund normally will be invested according to its investment strategy. However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

     The underlying funds that invest primarily in equity securities are:

Pioneer Fund

Investment objective

     Reasonable income and capital growth.

Principal investment strategies

     The fund invests in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Research Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as preferred stocks, depositary receipts, rights and warrants.

Investment Adviser

     Pioneer

Pioneer Growth Leaders Fund

Investment objective

     Long term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in common and preferred stocks and securities convertible into stocks. Securities convertible into stocks include depositary receipts on stocks, convertible debt securities, warrants and rights. The fund offers a broad investment program for the equity portion of an investor's portfolio, with an emphasis on mid and large capitalization issuers traded in the U.S. However, the fund may invest in issuers of any capitalization.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Strategic Growth Fund

Investment objective

     Long term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of U.S. issuers. The fund invests primarily in securities, traded in the U.S., of issuers that the subadviser believes have substantial international activities. In evaluating whether an issuer has substantial international activities, the subadviser considers the degree to which the issuer has non-U.S. reported sales and revenues, operating earnings or tangible assets. The fund may invest up to 20% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Large Cap Growth Fund

Investment objective

     Capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of large capitalization U.S. companies. Large capitalization companies have market capitalizations at the time of acquisition of $3 billion or more. The fund anticipates that the average weighted market capitalization of the companies in the fund's portfolio will be significantly higher that $3 billion. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer AmPac Growth Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of issuers that have substantial sales to, or receive significant income from, countries within the Pacific Rim. These issuers meet one of the following criteria:

     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries (including the U.S. and other countries bordering the Pacific Ocean, such as China and Indonesia)

     o 50% or more of the issuer's earnings or sales are attributed to, or assets are situated in, Pacific Rim countries other than the U.S.

     The fund also may invest up to 30% of the value of its investments in equity securities of non-U.S. issuers that are traded in U.S. markets.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Value Fund

Investment objective

     Reasonable income and capital growth.

Principal investment strategies

     The fund seeks to invest in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. The fund invests the major portion of its assets in equity securities, primarily of U.S. issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Mid Cap Growth Fund

Investment objective

     Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is, companies with market values within the range of market values of issuers included in the Russell Midcap Growth Index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

     Pioneer

Pioneer Cullen Value Fund

Investment objective

     Capital appreciation. Current income is a secondary objective.

Principal investment strategies

     The fund invests primarily in equity securities. The fund may invest a significant portion of its assets in equity securities of medium- and large-capitalization companies. Consequently, the fund will be subject to the risks of investing in companies with market capitalizations of $1.5 billion or more. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

     The fund may invest up to 30% of its total assets in securities of non-U.S. issuers. Up to 5% of the fund's total assets may be invested in securities of emerging market issuers. The fund may invest in securities of Canadian issuers to the same extent as securities of U.S. issuers.

Investment Adviser

     Pioneer

Pioneer Mid Cap Value Fund

Investment objective

     Capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of mid-size companies, that is companies with market values within the range of market values of companies included in the Russell Midcap Value Index. The fund focuses on issuers with capitalizations within the $1 billion to $10 billion range, and that range will change depending on market conditions. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer

Pioneer Small and Mid Cap Growth Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small and mid-capitalization issuers, that is those with market values, at the time of investment, that do not exceed the market capitalization of the largest company within the S&P Mid Cap 400 Index. The size of the companies in the index may change dramatically as a result of market conditions and the composition of the index. The fund's investments will not be confined to securities issued by companies included in an index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks.

Investment Adviser

     Pioneer (adviser); L. Roy Papp & Associates, LLP (subadviser)

Pioneer Oak Ridge Small Cap Growth Fund

Investment objective

     Capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization U.S. companies with market capitalizations of $2 billion or less. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. Small capitalization companies have market capitalizations at the time of acquisition of $2 billion or less. The equity securities in which the fund principally invests are common stocks, preferred stocks, depositary receipts and convertible debt, but the fund may invest in other types of equity securities to a lesser extent, such as warrants and rights.

Investment Adviser

     Pioneer (adviser); Oak Ridge Investments, LLC (subadviser)

Pioneer Small Cap Value Fund

Investment objective

     Capital growth by investing in a diversified portfolio of securities consisting primarily of common stocks.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. Pioneer monitors the fund's portfolio so that, under normal circumstances, the capitalization range of the fund's portfolio is consistent with the inclusion of the fund in the Lipper Small-Cap category. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.

Investment Adviser

     Pioneer

Pioneer International Equity Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. The fund focuses on securities of issuers located in countries with developed markets (other than the United States) but may allocate up to 10% of its assets in countries with emerging economies or securities markets. Developed markets outside the United States generally include, but are not limited to, the countries included in the Morgan Stanley Capital International Europe, Australasia, Far East Index. The fund's assets must be allocated to securities of issuers located in at least three non-U.S. countries. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

     Pioneer

Pioneer International Value Fund

Investment objective

     Long-term capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of non-U.S. issuers. These issuers may be located in both developed and emerging markets. Under normal circumstances, the fund's assets will be invested in securities of companies domiciled in at least three different foreign countries. Generally, the fund's investments in any country are limited to 25% or less of its total assets. However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound and the euro. Investment of a substantial portion of the fund's assets in such countries or currencies will subject the fund to the risks of adverse securities markets, exchange rates and social, political or economic events which may occur in those countries.

     The fund may invest without limitation in securities of issuers located in countries with emerging economies or securities markets, but will not invest more than 25% of its total assets in securities of issuers located in any one such country.

     For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred shares. The fund may also purchase and sell forward foreign currency exchange contracts in non-U.S. currencies in connection with its investments.

Investment Adviser

     Pioneer

Pioneer Europe Select Fund

Investment objective

     Capital growth.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of European issuers. The fund's principal focus is on European companies that exhibit strong growth characteristics and are considered to be leaders in their sector or industry. The fund generally focuses on mid- and large-capitalization European issuers. Equity securities include common stocks, convertible debt and other equity instruments, such as depositary receipts, warrants, rights and preferred stocks. The fund may also purchase and sell forward foreign currency exchange contracts in connection with its investments.

Investment Adviser

     Pioneer

Pioneer Emerging Markets Fund

Investment objective

     Long-term growth of capital.

Principal investment strategies

     The fund invests primarily in securities of emerging market issuers. Although the fund invests in both equity and debt securities, it normally emphasizes equity securities in its portfolio. Normally, the fund invests at least 80% of its total assets in the securities of emerging market corporate and government issuers (i.e., securities of companies that are domiciled or primarily doing business in emerging countries and securities of these countries' governmental issuers).

Investment Adviser

     Pioneer

Pioneer Real Estate Shares

Investment objective

     Long-term growth of capital. Current income is a secondary objective.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in equity securities of real estate investment trusts (REITs) and other real estate industry issuers. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as warrants, rights, interests in REITs and preferred stocks.

Investment Adviser

     Pioneer (adviser); AEW Management and Advisors, L.P. (subadviser)

     The underlying funds that invest primarily in debt securities are:

Pioneer Bond Fund

Investment objective

     To provide current income from an investment grade portfolio with due regard to preservation of capital and prudent investment risk. The fund also seeks a relatively stable level of dividends; however, the level of dividends will be maintained only if consistent with preserving the investment grade quality of the fund's portfolio.

Principal investment strategies

     The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government or its agencies and instrumentalities,

     o Debt securities, including convertible debt, of corporate and other issuers rated at least investment grade at the time of investment, and comparably rated commercial paper,

     o Cash and cash equivalents, certificates of deposit, repurchase agreements maturing in one week or less and bankers' acceptances.

     Normally, the fund invests at least 80% of its total assets in these securities. In addition, the fund may invest up to 20% of its total assets in debt securities rated below investment grade or, if unrated, of equivalent quality as determined by Pioneer. Cash and cash equivalents include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

     Pioneer

Pioneer High Yield Fund

Investment objective

     Maximize total return through a combination of income and capital appreciation.

Principal investment strategies

     Normally, the fund invests at least 80% of its total assets in below investment grade (high yield) debt securities and preferred stocks. These high yield securities may be convertible into the equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

Investment Adviser

     Pioneer

Pioneer Short Term Income Fund

Investment objective

     A high level of current income to the extent consistent with a relatively high level of stability of principal.

Principal investment strategies

     The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities

     o Debt securities, including convertible debt, of corporate and other issuers and commercial paper

     o    Mortgage-backed and asset-backed securities

     o    Short-term money market instruments

     Normally, at least 80% of the fund's net assets are invested in debt securities that are rated investment grade at the time of purchase or cash and cash equivalents. Cash and cash equivalents may include cash balances, accrued interest and receivables for items such as the proceeds, not yet received, from the sale of the fund's portfolio investments.

Investment Adviser

     Pioneer

Pioneer Cash Reserves Fund

Investment objective

     High current income, preservation of capital and liquidity through investments in high-quality short-term securities.

Principal investment strategies

     The fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality, U.S. dollar denominated money market securities, including those issued by:

     o    U.S. and foreign banks

     o    U.S. and foreign corporate issuers

     o    The U.S. government and its agencies and instrumentalities

     o    Foreign governments

     o    Multinational organizations such as the World Bank

     The fund may invest more than 25% of its total assets in U.S. government securities and obligations of U.S. banks. The fund may invest in any money market instrument that is a permissible investment for a money market fund under the rules of the Securities and Exchange Commission, including commercial paper, certificates of deposit, time deposits, bankers' acceptances, mortgage-backed and asset-backed securities, repurchase agreements, municipal obligations and other short-term debt securities.

Investment Adviser

     Pioneer

Pioneer Strategic Income Fund

Investment objective

     A high level of current income.

Principal investment strategies

     Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in debt securities. The fund has the flexibility to invest in a broad range of issuers and segments of the debt securities markets. Pioneer Investment Management, Inc., the fund's investment adviser, allocates the fund's investments among the following three segments of the debt markets:

     o    Below investment grade (high yield) securities of U.S. and non-U.S.
          issuers

     o    Investment grade securities of U.S. issuers

     o    Investment grade securities of non-U.S. issuers

     Pioneer's allocations among these segments of the debt markets depend upon its outlook for economic, interest rate and political trends. The fund invests primarily in:

     o Debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-U.S. governmental entities

     o Debt securities of U.S. and non-U.S. corporate issuers, including convertible debt

     o    Mortgage-backed and asset-backed securities

     The fund's investments may have fixed or variable principal payments and all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The fund invests in securities with a broad range of maturities.

     Depending upon Pioneer's allocation among market segments, up to 70% of the fund's total assets may be in debt securities rated below investment grade at the time of purchase or determined to be of equivalent quality by Pioneer. Up to 20% of the fund's total assets may be invested in debt securities rated below CCC by Standard & Poor's Ratings Group or the equivalent by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.

     As with all fixed income securities, the market values of convertible debt securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock.

     Depending upon Pioneer's allocation among market segments, up to 85% of the fund's total assets may be in debt securities of non-U.S. corporate and governmental issuers, including debt securities of corporate and governmental issuers in emerging markets.

Investment Adviser

     Pioneer

              TERMS OF EACH AGREEMENT AND PLAN OF REORGANIZATION

The Reorganizations

     o Each Reorganization is scheduled to occur at 4:00 p.m., Eastern time, on September 23, 2005, unless your AmSouth Fund and the corresponding Pioneer Fund agree in writing to a later date. Your AmSouth Fund will transfer all of its assets to the corresponding Pioneer Fund. The corresponding Pioneer Fund will assume, in the case of reorganizations into Pioneer Funds that have previously commenced investment operations, your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value on the Closing Date and, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern time, on the Closing Date.

     o Each Pioneer Fund will issue to the corresponding AmSouth Fund Class A, B and Y shares with an aggregate net asset value equal to the net assets attributable to the corresponding AmSouth Fund's Class A, B and I shares. These shares will immediately be distributed to your AmSouth Fund's shareholders in proportion to the relative net asset value of their holdings of your AmSouth Fund's shares on the Closing Date. As a result, each AmSouth Fund's shareholders will end up as Class A, B, or Y class shareholders of the corresponding Pioneer Fund.

     o After the distribution of shares, your AmSouth Fund will be liquidated and dissolved.

     o Each Reorganization is intended to result in no income, gain or loss being recognized for federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion concerning the tax consequences of the Reorganization from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds.

Agreement and Plan of Reorganization

     The shareholders of each AmSouth Fund are being asked to approve an Agreement and Plan of Reorganization substantially in the form attached as EXHIBIT A-1 or A-2 (each, a "Plan"). The description of the Plan contained herein includes the material provisions of the Plan but this description is qualified in its entirety by the attached copies, as appropriate.

     Conditions to Closing Each Reorganization. The obligation of each Fund to consummate each Reorganization is subject to the satisfaction of certain conditions, including each Fund's performance of all of its obligations under the Plan, the receipt of certain documents and financial statements from your AmSouth Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Sections 7 and 8 of the Plan). The consummation of each Reorganization is not contingent on consummation of any other Reorganization.

     The obligations of both Funds are subject to the approval of the Plan by the necessary vote of the outstanding shares of your AmSouth Fund, in accordance with the provisions of AmSouth Funds' declaration of trust and by-laws. The Funds' obligations are also subject to the receipt of a favorable opinion of Wilmer Cutler Pickering Hale and Dorr LLP as to the United States federal income tax consequences of each Reorganization (see Section 8.5 of the Plan).

     Termination of the Plan. The board of either the AmSouth Funds or the corresponding Pioneer Fund may terminate the Plan (even if the shareholders of your AmSouth Fund have already approved it) at any time before the Closing Date, if that board believes in good faith that proceeding with the Reorganization would no longer be in the best interests of shareholders.

                       TAX STATUS OF EACH REORGANIZATION

     Each Reorganization will not result in any income, gain or loss being recognized for United States federal income tax purposes and will not take place unless both Funds involved in the Reorganization receive a satisfactory opinion from Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the Pioneer Funds, substantially to the effect that each Reorganization will be a "reorganization" within the meaning of Section 368(a) of the Code.

     As a result, for federal income tax purposes:

     o No gain or loss will be recognized by your AmSouth Fund upon (1) the transfer of all of its assets to the corresponding Pioneer Fund as described in this Proxy Statement/Prospectus or (2) the distribution by your AmSouth Fund of Pioneer Fund shares to your AmSouth Fund's shareholders;

     o No gain or loss will be recognized by the corresponding Pioneer Fund upon the receipt of your AmSouth Fund's assets solely in exchange for the issuance of Pioneer Fund shares to your AmSouth Fund and the assumption of your AmSouth Fund's liabilities by the Pioneer Fund;

     o The basis of the assets of your AmSouth Fund acquired by the corresponding Pioneer Fund will be the same as the basis of those assets in the hands of your AmSouth Fund immediately before the transfer;

     o The tax holding period of the assets of your AmSouth Fund in the hands of the corresponding Pioneer Fund will include your AmSouth Fund's tax holding period for those assets;

     o You will not recognize gain or loss upon the exchange of your shares of your AmSouth Fund solely for the Pioneer Fund shares as part of the Reorganization;

     o The basis of the Pioneer Fund shares received by you in the Reorganization will be the same as the basis of your shares of your AmSouth Fund surrendered in the exchange; and

     o The tax holding period of the Pioneer Fund shares you receive will include the tax holding period of the shares of your AmSouth Fund surrendered in the exchange, provided that you held the shares of your AmSouth Fund as capital assets on the date of the exchange.

     In rendering such opinions, counsel shall rely upon, among other things, reasonable assumptions as well as representations of your AmSouth Fund and the Pioneer Fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganizations. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

     The foregoing consequences may not apply to certain classes of taxpayers who are subject to special tax circumstances, such as shareholders who are not citizens or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the Reorganizations, including the applicability of any state, local or foreign tax laws.

                        VOTING RIGHTS AND REQUIRED VOTE

     Each share of your AmSouth Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote. A quorum is required to conduct business at the Meeting. With respect to each AmSouth Fund, the presence in person or by proxy of a majority of the outstanding shares of an AmSouth Fund entitled to cast votes at the Meeting will constitute a quorum with respect to that AmSouth Fund. A favorable vote of a "majority of the outstanding voting securities" of the applicable AmSouth Fund is required to approve each Proposal. Under the Investment Company Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of (i) 67% or more of the shares of the applicable AmSouth Fund represented at the meeting, if at least 50% of all outstanding shares of the AmSouth Fund are represented at the meeting, or (ii) 50% or more of the outstanding shares of the AmSouth Fund entitled to vote at the meeting.

------------------------------------------------------------------------------------------------------------------------------
              Shares                                 Quorum                                       Voting
------------------------------------------------------------------------------------------------------------------------------
 In General                       All shares "present" in person or by proxy   Shares "present" in person will be voted in
                                  are counted towards a quorum.                person at the Meeting. Shares present by
                                                                               proxy will be voted in accordance with
                                                                               instructions.
------------------------------------------------------------------------------------------------------------------------------
 Broker Non-Vote (where the       Considered "present" at Meeting for          Broker non-votes do not count as a vote
 underlying holder has not        purposes of quorum.                          "for" and effectively result in a vote
 voted and the broker does                                                     "against" Proposals 1(a)-(e).
 not have discretionary
 authority to vote the shares)
------------------------------------------------------------------------------------------------------------------------------
 Proxy with No Voting             Considered "present" at Meeting for          Voted "for" the Proposals.
 Instruction (other than Broker   purposes of quorum.
 Non-Vote)
------------------------------------------------------------------------------------------------------------------------------
 Vote to Abstain                  Considered "present" at Meeting for          Abstentions do not constitute a vote "for"
                                  purposes of quorum.                          and effectively result in a vote "against"
                                                                               Proposals 1(a)-(e).
------------------------------------------------------------------------------------------------------------------------------

    COMPARISON OF DELAWARE STATUTORY TRUST AND MASSACHUSETTS BUSINESS TRUST

     Each of the AmSouth Funds is a series of a Massachusetts business trust. The Pioneer Funds are series of Delaware statutory trusts. The following is a summary of the principal differences between Delaware statutory trusts and Massachusetts business trusts.

Limitation of Shareholders' and Series' Liability

     Delaware law provides that the shareholders of a Delaware statutory trust shall not be subject to liability for the debts or obligations of the trust. Under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be liable for the debts and obligations of that trust. Although the risk of liability of shareholders of a Massachusetts business trust who do not participate in the management of the trust may be remote, Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, to the extent that a Delaware statutory trust issues multiple series of shares, each series shall not be liable for the debts or obligations of any other series, another potential, although remote, risk in the case of a Massachusetts business trust. While the trustees believe that a series of a Massachusetts business trust will only be liable for its own obligations, there is no direct statutory or judicial support for that position.

Limitation of Trustee Liability

     Delaware law provides that, except to the extent otherwise provided in a trust's declaration of trust or by-laws, trustees will not be personally liable to any person (other than the statutory trust or a shareholder thereof) for any act, omission or obligation of the statutory trust or any trustee thereof. Delaware law also provides that a trustee's actions under a Delaware statutory trust's declaration of trust or by-laws will not subject the trustee to liability to the statutory trust or its shareholders if the trustee takes such action in good faith reliance on the provisions of the statutory trust's declaration of trust or bylaws. The declaration of trust of a Massachusetts business trust may limit the liability of a trustee, who is not also an officer of the corporation, for breach of fiduciary duty except for, among other things, any act or omission not in good faith which involves intentional misconduct or a knowing violation of law or any transaction from which such trustee derives an improper direct or indirect financial benefit. The trustees believe that such limitations on liability under Delaware law and under the Pioneer Funds' declarations of trust are consistent with those applicable to directors of a corporation under Delaware law and will be beneficial in attracting and retaining in the future qualified persons to act as trustees.

Shareholder Voting

     Delaware law provides that a Delaware statutory trust's declaration of trust or by-laws may set forth provisions related to voting in any manner. This provision appears to permit trustee and shareholder voting through computer or electronic media. For an investment company with a significant number of institutional shareholders, all with access to computer or electronic networks, the use of such voting methods could significantly reduce the costs of shareholder voting. However, the advantage of such methods may not be realizable unless the SEC modifies its proxy rules. Also, as required by the Investment Company Act, votes on certain matters by trustees would still need to be taken at actual in-person meetings.

Board Composition

     Delaware law explicitly provides that separate boards of trustees may be authorized for each series of a Delaware statutory trust. Whether separate boards of trustees can be authorized for series of a Massachusetts business trust is unclear under Massachusetts law. As always, the establishment of any board of trustees of a registered investment company must comply with applicable securities laws, including the provision of the Investment Company Act regarding the election of trustees by shareholders. Establishing separate boards of trustees would, among other things, enable the series of a Delaware statutory trust to be governed by individuals who are more familiar with such series' particular operations.

                ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser

     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer is an indirect, wholly owned subsidiary of UniCredito Italiano S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutions and other clients. As of December 31, 2004, assets under management were approximately $175 billion worldwide, including over $42 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

     The Board of Trustees of the Pioneer Funds is responsible for overseeing the performance of each of Pioneer Fund's investment adviser and subadviser, if any, and determining whether to approve and renew the fund's investment advisory agreement and the subadvisory agreements.

     Pioneer has received an order (the "Exemptive Order") from the SEC that permits Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the SEC adopts a rule that would supersede the Exemptive Order, Pioneer and the Pioneer Funds intend to rely on such rule to permit Pioneer, subject to the approval of the Pioneer Funds' Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory agreement for a Pioneer Fund without shareholder approval.

Buying, Exchanging and Selling Shares of the Pioneer Funds

     Net Asset Value. Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time). In connection with its approval of the Reorganizations, the Board of the AmSouth Funds adopted the valuation procedures of the Pioneer Funds. This change did not have a material effect on the valuation methodology employed by the AmSouth Funds.

     Each Pioneer Fund generally values its portfolio securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, a Pioneer Fund will use a security's fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with procedures approved by the Pioneer Funds' trustees. Each Pioneer Fund also may use the fair value of a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security due to factors affecting one or more relevant securities markets or the specific issuer. The use of fair value pricing by a Pioneer Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using closing market prices. International securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any international securities owned by a Pioneer Fund could change on a day you cannot buy or sell shares of the fund. Each Pioneer Fund may use a pricing service or a pricing matrix to value some of its assets. Cash equivalent securities with remaining maturities of 60 days or less are valued at amortized cost, which is a method of determining a security's fair value.

     You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. However, the Class A shares of the Pioneer Funds you receive in the Reorganizations will not be subject to any sales charge. When you buy Class B shares, you do not pay an initial sales charge. However, if you sell Class B shares within five years of purchase, you will pay a contingent deferred sales charge. The Class B shares of the Pioneer Funds you receive in the transaction will retain the holding periods and be subject to the same contingent deferred sales charge as your Class B shares of the AmSouth Funds. Class B shares convert to Class A shares eight years after the original date of purchase. Class B shares issued to the former ISG Fund shareholders will convert to Class A shares seven years after the date of purchase. Class Y shares do not impose a sales charge.

     Opening Your Account. If your shares are held in your investment firm's name, the options and services available to you may be different from those described herein or in the Pioneer Fund's prospectus. Ask your investment professional for more information.

     If you invest in a Pioneer Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options. Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the Pioneer Funds' transfer agent for account applications, account options forms and other account information:

PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

     Telephone Transaction Privileges. If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction, the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide the personal identification number for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges. If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your Pioneer Fund shares online.

     To establish online transaction privileges, complete an account options form, write to the transfer agent or complete the online authorization screen on: www.pioneerfunds.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction, the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. The Pioneer Funds may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

     Share Price. If you place an order with your investment firm before the New York Stock Exchange closes and your investment firm submits the order to PFD prior to PFD's close of business (usually 5:30 p.m. Eastern time), your share price will be calculated that day. Otherwise, your price per share will be calculated at the close of the New York Stock Exchange after the distributor receives your order. Your investment firm is responsible for submitting your order to the distributor.

     Buying Pioneer Fund Shares. You may buy shares of each Pioneer Fund from any investment firm that has a sales agreement with PFD. If you do not have an investment firm, please call 1-800-225-6292 for information on how to locate an investment professional in your area.

     You can buy shares of the Pioneer Funds at the offering price. The distributor may reject any order until it has confirmed the order in writing and received payment. The fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts. Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class B shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Reorganization.

     Exchanging Pioneer Fund Shares. You may exchange your shares in a Pioneer Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000 unless the fund you are exchanging into has a different minimum. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge. Before you request an exchange, consider each Fund's investment objective and policy as described in each fund's prospectus.

     Selling Pioneer Fund Shares. Your shares will be sold at net asset value per share next calculated after the Pioneer Fund, or authorized agent, such as a broker-dealer, receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange.

Good order means that:

     o    You have provided adequate instructions

     o    There are no outstanding claims against your account

     o    There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o    Your request includes a signature guarantee if you:

          o Are selling over $100,000 or exchanging over $500,000 worth of shares

          o Changed your account registration or address within the last 30 days

          o Instruct the transfer agent to mail the check to an address different from the one on your account

          o    Want the check paid to someone other than the account owner(s)

          o Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Buying, Exchanging and Selling Pioneer Fund Shares

                              ------------------------------------------------------------------------------------------
                                              Buying Shares                                Exchanging Shares
                              ------------------------------------------------------------------------------------------
            Through           Normally, your investment firm will send        Normally, your investment firm will send
    your investment           your purchase request to the Pioneer            your exchange request to the Pioneer
               firm           Funds' transfer agent. Consult your             Fund's transfer agent. Consult your
                              investment professional for more                investment professional for more
                              information. Your investment firm may           information about exchanging your
                              receive a commission from the distributor       shares.
                              for your purchase of fund shares. The
                              distributor or its affiliates may pay
                              additional compensation, out of their own
                              assets, to certain investment firms or their
                              affiliates based on objective criteria
                              established by the distributor.

   By phone or online         You can use the telephone or online             After you establish your Pioneer Fund
                              privilege if you have an existing non-          account, you can exchange Fund
                              retirement account or certain IRAs. You         shares by phone or online if:
                              can purchase additional fund shares by          o You are exchanging into an existing
                              phone if:                                         account or using the exchange to
                              o You established your bank account of            establish a new account, provided the
                                record at least 30 days ago                     new account has a registration
                              o Your bank information has not                   identical to the original account
                                changed for at least 30 days                  o The fund into which you are
                              o You are not purchasing more than                exchanging offers the same class of
                                $25,000 worth of shares per account             shares
                                per day                                       o You are not exchanging more than
                              o You can provide the proper account              $500,000 worth of shares per account
                                identification information                      per day
                                                                              o You can provide the proper account
                              When you request a telephone or online            identification information
                              purchase, the transfer agent will
                              electronically debit the amount of the
                              purchase from your bank account of
                              record. The transfer agent will purchase
                              Pioneer Fund shares for the amount of
                              the debit at the offering price
                              determined after the transfer agent
                              receives your telephone or online
                              purchase instruction and good funds. It
                              usually takes three business days for the
                              transfer agent to receive notification
                              from your bank that good funds are
                              available in the amount of your
                              investment.

In writing, by mail           You can purchase Pioneer Fund shares            You can exchange fund shares by
          or by fax           for an existing fund account by mailing         mailing or faxing a letter of instruction
                              a check to the transfer agent. Make             to the transfer agent. You can exchange
                              your check payable to the Pioneer Fund.         Pioneer Fund shares directly through the
                              Neither initial nor subsequent                  Pioneer Fund only if your account is
                              investments should be made by third             registered in your name. However, you
                              party check. Your check must be in U.S.         may not fax an exchange request for
                              dollars and drawn on a U.S. bank.               more than $500,000. Include in your
                              Include in your purchase request the            letter:
                              fund's name, the account number and             o The name, social security number and
                              the name or names in the account                  signature of all registered owners
                              registration.                                   o A signature guarantee for each
                                                                                registered owner if the amount of the
                                                                                exchange is more than $500,000
                                                                              o The name of the fund out of which
                                                                                you are exchanging and the name of
                                                                                the fund into which you are
                                                                                exchanging
                                                                              o The class of shares you are
                                                                                exchanging
                                                                              o The dollar amount or number of
                                                                                shares you are exchanging

       ---------------------------------------------------------------------------------------
                      Selling Shares                          How to Contact Pioneer
       ---------------------------------------------------------------------------------------
       Normally, your investment firm will send      By phone
       your request to sell shares to the            For information or to request a
       Pioneer Fund's transfer agent. Consult        telephone transaction between 8:00 a.m.
       your investment professional for more         and 7:00 p.m. (Eastern time) by
       information. Each Pioneer Fund has            speaking with a shareholder services
       authorized PFD to act as its agent in the     representative call 1-800-225-6292
       repurchase of Pioneer Fund shares from        To request a transaction using
       qualified investment firms. Each Pioneer      FactFone(SM) call 1-800-225-4321
       Fund reserves the right to terminate this     Telecommunications Device for the Deaf
       procedure at any time.                        (TDD) 1-800-225-1997

       You may sell up to $100,000 per               By mail
       account per day by phone or online.           Send your written instructions to:
       You may sell Pioneer Fund shares held         Pioneer Investment Management
       in a retirement plan account by phone         Shareholder Services, Inc.
       only if your account is an eligible IRA       P.O. Box 55014
       (tax penalties may apply). You may not        Boston, Massachusetts 02205-5014
       sell your shares by phone or online if
       you have changed your address (for            By fax
       checks) or your bank information (for         Fax your exchange and sale requests to:
       wires and transfers) in the last 30 days.     1-800-225-4240

       You may receive your sale proceeds:           Exchange Privilege
       o By check, provided the check is made        You may make up to four exchange
         payable exactly as your account is          redemptions of $25,000 or more per
         registered                                  account per calendar year.
       o By bank wire or by electronic funds
         transfer, provided the sale proceeds
         are being sent to your bank address
         of record

       You can sell some or all of your Pioneer
       Fund shares by writing directly to the
       Pioneer Fund only if your account is
       registered in your name. Include in your request your name, your social security number, the fund's name and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions.
       Your request must be signed by all
       registered owners and be in good order.
       You may not sell more than $100,000
       per account per day by fax.

Pioneer Fund Shareholder Account Policies

     Signature Guarantees and Other Requirements. You are required to obtain a signature guarantee when you are:

     o    Requesting certain types of exchanges or sales of Pioneer Fund shares

     o    Redeeming shares for which you hold a share certificate

     o    Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public. All Pioneer Funds will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted. Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Exchange Limitation. You may only make up to four exchange redemptions of $25,000 or more per account per calendar year out of a Pioneer Fund. Each Fund's exchange limitation is intended to discourage short-term trading in fund shares. Short-term trading can increase the expenses incurred by the Fund and make portfolio management less efficient. In determining whether the exchange redemption limit has been reached, Pioneer may aggregate a series of exchanges (each valued at less than $25,000) and/or fund accounts that appear to be under common ownership or control. Pioneer may view accounts for which one person gives instructions or accounts that act on advice provided by a single source to be under common control.

     The exchange limitation does not apply to automatic exchange transactions or to exchanges made by participants in employer-sponsored retirement plans qualified under Section 401(a) of the Code. While financial intermediaries that maintain omnibus accounts that invest in the fund are requested to apply the exchange limitation policy to shareholders who hold shares through such accounts, we do not impose the exchange limitation policy at the level of the omnibus account and are not able to monitor compliance by the financial intermediary with this policy.

     Excessive Trading. Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that is indicative of a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the fund's policies.

     In addition to monitoring trades, the policies and procedures provide that:

     o The fund imposes limitations on the number of exchanges out of an account holding the fund's Class A, Class B or Class C shares that may occur in any calendar year.

     o Certain funds managed by Pioneer have adopted redemption fees that are incurred if you redeem shares within a short period after purchase, including exchanges. These redemption fees are described in the applicable prospectuses under "Fees and expenses."

     The fund may reject a purchase or exchange order before its acceptance or an order prior to issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future. The fund's prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

     Minimum Account Size. Each Pioneer Fund requires that you maintain a minimum account value of $500. If you hold less than the minimum in your account because you have sold or exchanged some of your shares, the Pioneer Fund will notify you of its intent to sell your shares and close your account. You may avoid this by increasing the value of your account to at least the minimum within six months of the notice from the Pioneer Fund.

     Telephone Access. You may have difficulty contacting the Pioneer Fund by telephone during times of market volatility or disruption in telephone service. If you are unable to reach the Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

     Share Certificates. Normally, your shares will remain on deposit with the transfer agent and certificates will not be issued. If you are legally required to obtain a certificate, you may request one for your Class A shares only. A fee may be charged for this service. Any share certificates of the AmSouth Funds outstanding at the Closing Date of the Reorganizations will be deemed to be cancelled and will no longer represent shares of the Funds.

     Other Policies. Each Pioneer Fund may suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when an emergency exists that makes it impracticable, as determined by the SEC, for the Fund to sell or value its portfolio securities or with the permission of the SEC.

     Each Pioneer Fund or PFD may revise, suspend or terminate the account options and services available to shareholders at any time.

     Each Pioneer Fund reserves the right to redeem in kind by delivering portfolio securities to a redeeming shareholder, provided that the Pioneer Fund must pay redemptions in cash if a shareholder's aggregate redemptions in a 90 day period are less than $250,000 or 1% of the fund's net assets.

Dividends and Capital Gains

     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains and dividends from any net investment income at least annually.

     Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that the Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

Taxes

     For U.S. federal income tax purposes, distributions from each Pioneer Fund's net long-term capital gains (if any) are considered long-term capital gains and may be taxable to you at different maximum rates depending upon their source and other factors. Short-term capital gain distributions for each Pioneer Fund are taxable as ordinary income.

     Dividends from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as "qualified dividend income" taxable to individual shareholders at the maximum 15% U.S. federal tax rate. Dividends and distributions generally are taxable, whether you take payment in cash or reinvest them to buy additional Pioneer Fund shares.

     When you sell or exchange Pioneer Fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange. In January of each year, each Pioneer Fund will mail to you information about your dividends, distributions and any shares you sold in the previous calendar year.

     You must provide your social security number or other taxpayer identification number to the Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will withhold 28% "backup withholding" tax from your dividends and distributions, sale proceeds and any other payments to you.

     You should ask your tax adviser about any federal, state and foreign tax considerations, including possible additional withholding taxes for non-U.S. shareholders. You may also consult the "Tax Status" section of each Pioneer Fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations, including qualified dividend income considerations that may affect the Pioneer Fund and its shareholders.

     Pioneer Funds' Rule 12b-1 Plans. As described above, each Pioneer Fund has adopted a Rule 12b-1 plan for its Class A shares and Class B shares (each, a "Plan"). Because the Rule 12b-1 fees payable under each Plan are an ongoing expense, over time they may increase the cost of your investment and your shares may cost more than shares that are not subject to a distribution or service fee or sales charge.

     Compensation and Services. Each Class A Plan is a reimbursement plan, and distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. Pursuant to each Class A Plan the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Board of Trustees. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

     The Class B Plan provides that the Fund shall pay to PFD, as the Fund's distributor for its Class B shares a distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares. The distribution fee compensates PFD for its distribution services with respect to Class B shares. PFD also pays commissions to broker-dealers and the cost of printing prospectuses and reports used for sales purposes and the preparation and printing of sales literature and other distribution-related expenses. The plan authorizes PFD to pay a service fee to broker-dealers at a rate of up to 0.25% of the fund's average daily net assets attributable to Class B shares owned by shareholders for whom that broker-dealer is the holder or dealer of record. This service fee compensates the broker-dealer for providing personal services and/or account maintenance services rendered by the broker-dealer with respect to Class B shares.

     The Class B Plan is a compensation plan, which provides for a fixed level of fees. Payments under this plan are not tied exclusively to actual distribution and service expenses, and may exceed (or may be less than) the expenses actually incurred.

     Trustee Approval and Oversight. Each Plan was last approved by the Board of Trustees of each Pioneer Fund, including a majority of the independent trustees, by votes cast in person at meetings called for the purpose of voting on the Plans on December 2, 2004. Pursuant to the Plans, at least quarterly, PFD will provide each Fund with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

     Term, Termination and Amendment. Each Plan's adoption, terms, continuance and termination are governed by Rule 12b-1 under the Investment Company Act. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees as provided in Rule 12b-1.

                             FINANCIAL HIGHLIGHTS

     The following tables show the financial performance of each Pioneer Fund for the past five fiscal years and, if applicable, for any recent semiannual period (or the period during which each Pioneer Fund has been in operation, if less than five years). Certain information reflects financial results for a single Pioneer Fund share. "Total return" shows how much an investment in a Pioneer Fund would have increased or decreased during each period, assuming you had reinvested all dividends and other distributions. In the case of each Pioneer Fund, each fiscal year ended on or after the fiscal year ended June 30, 2002 has been audited by Ernst & Young LLP, each Pioneer Fund's independent registered public accounting firm, as stated in their reports incorporated by reference in this registration statement. For fiscal years prior to the fiscal year ended June 30, 2002, the financial statements of each Pioneer Fund were audited by Arthur Andersen LLP, the Pioneer Funds' previous independent accountants. Arthur Andersen ceased operations in 2002. The information for any semiannual period has not been audited.

                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND

                                                                          For the period 8/9/04(a) to 1/31/05
                                                                          -----------------------------------
                                                                              Class A             Class B
Net asset value, beginning of period ..................................       $10.00               $10.00
                                                                              ------               ------
Increase (decrease) from investment operations:
 Net investment income (loss) (b) .....................................       $    -               $ 0.01
 Net realized and unrealized gain (loss) on investments ...............         1.36                 0.97
                                                                              ------               ------
 Net increase (decrease) from investment operations ...................       $ 1.36               $ 0.98
                                                                              ------               ------
Distributions to shareowners:
 Net investment income ................................................       $(0.02)              $    -
 Net realized gain ....................................................        (0.30)               (0.30)
                                                                              ------               -------
 Net increase (decrease) in net asset value ...........................       $ 1.04               $ 0.68
                                                                              ------               -------
 Net asset value, end of period .......................................       $11.04               $10.68
                                                                              ======               =======
Total return* .........................................................        13.54%                9.73%
Ratio of net expenses to average net assets**++ .......................         0.93%                1.83%
Ratio of net investment income (loss) to average net assets** .........        (0.02)%               0.18%
Portfolio turnover rate** .............................................           12%                  12%
Net assets, end of period (in thousands) ..............................       $6,604               $1,962

----------
(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
++ In the absence of expense reimbursement, expenses on an annualized basis would have been 6.66% and 9.32% of average net assets, respectively, for Class A and Class B shares.

                    PIONEER IBBOTSON GROWTH ALLOCATION FUND

                                                                    For the period 8/9/04(a) to 1/31/05
                                                                    -----------------------------------
                                                                      Class A                 Class B
Net asset value, beginning of period ............................     $ 10.00                 $10.00
                                                                      -------                 ------
Increase (decrease) from investment operations:
 Net investment income (loss) (b) ...............................     $  0.03                 $ 0.04
 Net realized and unrealized gain (loss) on investments .........        1.09                   0.16
                                                                      -------                 ------
 Net increase (decrease) from investment operations .............     $  1.12                 $ 0.20
                                                                      -------                 ------
Distributions to shareowners:
 Net investment income ..........................................     $ (0.03)                $    -
 Net realized gain ..............................................       (0.25)                 (0.25)
                                                                      -------                 ------
 Net increase (decrease) in net asset value .....................     $  0.84                 $(0.05)
                                                                      -------                 ------
 Net asset value, end of period .................................     $ 10.84                 $ 9.95
                                                                      =======                 ======
Total return* ...................................................       11.19%                  1.95%
Ratio of net expenses to average net assets**++ .................        0.93%                  1.83%
Ratio of net investment income to average net assets** ..........        0.62%                  0.72%
Portfolio turnover rate** .......................................          13%                    13%
Net assets, end of period (in thousands) ........................     $11,580                 $3,226

----------
(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
++ In the absence of expense reimbursement, expenses on an annualized basis would have been 3.73% and 5.34% of average net assets, respectively, for Class A and Class B shares.

                   PIONEER IBBOTSON MODERATE ALLOCATION FUND

                                                                    For the period 8/9/04(a) to 1/31/05
                                                                    -----------------------------------
                                                                      Class A                 Class B
Net asset value, beginning of period ............................     $ 10.00                 $10.00
                                                                      -------                 ------
Increase (decrease) from investment operations:
 Net investment income (loss) (b) ...............................     $  0.06                 $ 0.01
 Net realized and unrealized gain (loss) on investments .........        0.84                   0.54
                                                                      -------                 ------
 Net increase (decrease) from investment operations .............     $  0.90                 $ 0.55
                                                                      -------                 ------
Distributions to shareowners:
 Net investment income ..........................................     $ (0.04)                $    -
 Net realized gain ..............................................       (0.23)                 (0.23)
                                                                      -------                 -------
 Net increase (decrease) in net asset value .....................     $  0.63                 $ 0.32
                                                                      -------                 -------
 Net asset value, end of period .................................     $ 10.63                 $10.32
                                                                      =======                 =======
Total return* ...................................................        9.04%                  5.51%
Ratio of net expenses to average net assets**++ .................        0.90%                  1.80%
Ratio of net investment income to average net assets** ..........        1.15%                  0.19%
Portfolio turnover rate** .......................................          20%                    20%
Net assets, end of period (in thousands) ........................     $13,612                 $3,274

----------
(a)  Commencement of operations.
(b)  Calculated using average shares outstanding for the period.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
++ In the absence of expense reimbursement, expenses on an annualized basis would have been 2.84% and 4.35% of average net assets, respectively, for Class A and Class B shares.

                      INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees and officers of your AmSouth Fund or its affiliates, including personnel of your AmSouth Fund's transfer agent, Pioneer Funds' investment adviser, Pioneer, Pioneer Funds' transfer agent, PIMSS, or by broker-dealer firms. ComputerShare Fund Services has been retained to provide proxy solicitation services to the Funds at a cost of approximately $70,000. Pioneer and AmSouth Bancorporation will bear the cost of such solicitation.

Revoking Proxies

     An AmSouth Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o by filing a written notice of revocation with your AmSouth Fund's transfer agent, BISYS Fund Services, at P.O. Box 182733, Columbus, Ohio 43218-2733, or

     o by returning a duly executed proxy with a later date before the time of the Meeting, or

     o if a shareholder has executed a proxy but is present at the Meeting and wishes to vote in person, by notifying the secretary of your AmSouth Fund (without complying with any formalities) at any time before it is voted.

     Being present at the Meeting alone does NOT revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on July 29, 2005 (the "record date") are entitled to notice of and to vote at the Meeting. As of the record date, the following shares of each AmSouth Fund were outstanding.

                                                       Shares Outstanding
AmSouth Fund                                          (as of July 29, 2005)
------------                                          ----------------------
  AmSouth Balanced Fund
  Class A ........................................         8,239,735.118
  Class B ........................................         1,947,581.903
  Class I ........................................         4,078,106.501
  AmSouth Strategic Portfolios: Aggressive
  Growth Portfolio
  Class A ........................................         2,314,936.570
  Class B ........................................         1,678,844.581
  Class I ........................................         1,508,323.999
  AmSouth Strategic Portfolios: Growth Portfolio
  Class A ........................................         3,157,976.420
  Class B ........................................         3,190,213.840
  Class I ........................................           802,043.030
  AmSouth Strategic Portfolios: Growth and
  Income Portfolio
  Class A ........................................         4,991,158.141
  Class B ........................................         1,944,651.410
  Class I ........................................         3,907,604.281
  AmSouth Strategic Portfolios: Moderate Growth
  and Income Portfolio
  Class A ........................................         2,173,088.324
  Class B ........................................         1,411,005.230
  Class I ........................................         1,371,469.350

Other Business

     Your AmSouth Fund's Board of Trustees knows of no business to be presented for consideration at the Meeting other than Proposals 1(a)-(e). If other business is properly brought before the Meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the Meeting, a quorum of shareholders of a Fund is not present or if a quorum is present but sufficient votes "for" the proposals have not been received, the persons named as proxies may propose to adjourn the Meeting with respect to one or more of the Funds to another date and time, and the Meeting may be held as adjourned within a reasonable time after the date set for the original Meeting for that Fund without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question of adjournment in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. They will vote against such adjournment those proxies required to be voted against the proposal. Broker non-votes will be disregarded in the vote for adjournment. If the adjournment requires setting a new record date or the adjournment is for more than 120 days of the original Meeting (in which case the Board of Trustees of your AmSouth Fund will set a new record date), your AmSouth Fund will give notice of the adjourned meeting to its shareholders.

Telephone Voting

     In addition to soliciting proxies by mail, by fax or in person, your AmSouth Fund may also arrange to have votes recorded by telephone by officers and employees of your AmSouth Fund or by personnel of the adviser or transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the Meeting. Your AmSouth Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

     o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the Meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

     o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

     o If the shareholder decides after voting by telephone to attend the Meeting, the shareholder can revoke the proxy at that time and vote the shares at the Meeting.

     o Touchtone telephone voting information is noted on the enclosed proxy card(s).

Internet Voting

     You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through the tabulator. Voting via the Internet will not affect your right to vote in person if you decide to attend the Meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the "control number" that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by you.

     o    Read the proxy statement and have your proxy card at hand.

     o    Go to the Web site listed on your proxy card.

     o    Enter control number found on your proxy card.

     o Follow the simple instructions on the Web site. Please call AmSouth Funds at 1-800-451-8382 if you have any problems.

     o To insure that your instructions have been recorded correctly you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail if chosen.

     o Internet voting information is noted on the enclosed proxy card(s). Shareholders' Proposals

     Your AmSouth Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your AmSouth Fund to Michael C. Daniel, President, AmSouth Funds, c/o AmSouth Bank, 1900 Fifth Avenue North, Birmingham, AL 35203 within a reasonable time before any meeting. If the Reorganization is completed, your AmSouth Fund will not hold another shareholder meeting.

Appraisal Rights

     If the Reorganization of your AmSouth Fund is approved at the Meeting, shareholders of your AmSouth Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of appraisal rights is subject to the forward pricing requirements of Rule 22c-1 under the Investment Company Act, which supersede state law. Shareholders of your AmSouth Funds, however, have the right to redeem their Fund shares until the closing date of the Reorganizations.

                   OWNERSHIP OF SHARES OF THE AMSOUTH FUNDS

     To the knowledge of your AmSouth Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the AmSouth Funds.

---------------------------------------------------------------------------------
                                                           Percent of the
                                                           Class Held by
 Fund/Class                               No. of Shares     Shareholder
---------------------------------------------------------------------------------
 AMSOUTH BALANCED FUND -- CLASS A
---------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM       1,715,208.626        20.75%
 BANK FBO AMSOUTH THRIFT PLAN
 PO BOX 105779
 ATLANTA GA 30348
---------------------------------------------------------------------------------
 AMVESCAP NATIONAL TRUST CO AS AGENT       1,471,810.189        17.80%
 FOR AMSOUTH BANK FBO BCBS ALABAMA
 PO BOX 105779
 ATLANTA GA 30348
---------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR AM         516,827.177         6.25%
 BANK FBO BRASFIELD GORRIE EMPLOYE
 PO BOX 105779
 ATLANTA GA 30348
---------------------------------------------------------------------------------
 AMSOUTH BALANCED FUND -- CLASS I
---------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST         1,699,127.878        42.24%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
---------------------------------------------------------------------------------
 AMVESCAP NATIONAL TRUST COMPANY             410,690.141        10.21%
 AS AGENT FOR AMSOUTH BANK
 PO BOX 105779
 ATLANTA GA 303485779
---------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     Percent of the
                                                                                                     Class Held by
Fund/Class                                                                         No. of Shares      Shareholder
-----------------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                       398,294.497        9.90%
 WARRIOR TRACTOR EQUIPMENT 401 K
 SUITE 300
 DENVER CO 80202
-----------------------------------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST                                                   388,726.276        9.66%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
-----------------------------------------------------------------------------------------------------------------------
 AMVESCAP NATL TR CO AS AGENT FOR                                                    275,539.796        6.85%
 AMSOUTH FBO TRACTOR EQUIPMENT
 PO BOX 105779
 ATLANTA GA 30348
-----------------------------------------------------------------------------------------------------------------------
 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH & INCOME PORTFOLIO                             977,512.782        6.94%
 3435 STELZER RD
 ATTN FUND ACCOUNTING
 COLUMBUS OH 43219
-----------------------------------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST                                                   875,083.106        6.21%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
-----------------------------------------------------------------------------------------------------------------------
 AMSOUTH STRATEGIC PORTFOLIOS: AGGRESSIVE GROWTH FUND -- CLASS I
-----------------------------------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST                                                   466,778.020       29.81%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
-----------------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                       229,924.893       14.68%
 C C CLARK INC 401 K PLAN
 SUITE 300
 DENVER CO 80202
-----------------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                       144,952.998        9.26%
 WALKER-J-WALKER INC PROFIT SHARIN
 SUITE 300
 DENVER CO 80202
-----------------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                        92,304.222        5.89%
 SEABROOK EES PROFIT SHARING RETIREM
 SUITE 300
 DENVER CO 80202
-----------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                               Percent of the
                                                                                               Class Held by
Fund/Class                                                                    No. of Shares     Shareholder
---------------------------------------------------------------------------------------------------------------
 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH & INCOME PORTFOLIO -- CLASS A
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 551,605.180        10.00%
 THE WOMEN S CLINIC AMC P S PLAN
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 450,593.183         8.17%
 ACE BOLT SCREW CO INC PROFIT SHA
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 431,874.127         7.83%
 HEART CNTR CARDIOVASC SPECIALISTS 4
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 392,323.861         7.11%
 EAR NOSE THROAT PHYS N MISS 4
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH & INCOME PORTFOLIO -- CLASS I
---------------------------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST                                           2,021,724.353        52.75%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 493,107.625        12.87%
 C C CLARK INC 401 K PLAN
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 324,655.761         8.47%
 EAR NOSE THROAT CENTER RET SAVIN
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO -- CLASS A
---------------------------------------------------------------------------------------------------------------
 AMVESCAP NATIONAL TRUST COMPANY                                               320,083.181        10.22%
 AS AGENT FOR AMSOUTH BANK
 PO BOX 105779
 ATLANTA GA 30348
---------------------------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST                                             249,833.742         7.98%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 177,625.115         5.67%
 NORTH MISSISSIPPI ORAL 401 K PS PL
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                                               Percent of the
                                                                                               Class Held by
Fund/Class                                                                   No. of Shares      Shareholder
---------------------------------------------------------------------------------------------------------------
 AMSOUTH STRATEGIC PORTFOLIOS: GROWTH PORTFOLIO -- CLASS I
---------------------------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST                                             338,956.524        39.79%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
---------------------------------------------------------------------------------------------------------------
 AMSOUTH BANK                                                                  180,856.121        21.23%
 COOK YANCEY KING GALLOWAY
 PO BOX 12365
 BIRMINGHAM AL 35202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                  61,057.862         7.17%
 SEABROOK EES PROFIT SHARING RETIREM
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                  54,070.165         6.35%
 WALKER-J-WALKER INC PROFIT SHARIN
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH & INCOME PORTFOLIO -- CLASS A
---------------------------------------------------------------------------------------------------------------
 MCB TRUST SERVICES AS AGENT FOR                                               258,695.800        10.98%
 FRONTIER TRUST CO AS TRUSTEE
 SUITE 300
 700 17TH STREET
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 159,234.626         6.76%
 WEST QUALITY FOOD SERVICE INC 401
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------
 HARTFORD LIFE INSURANCE COMPANY                                               122,492.770         5.20%
 200 HOPMEADOW STREET
 SIMSBURY CT 06089
---------------------------------------------------------------------------------------------------------------
 AMSOUTH STRATEGIC PORTFOLIOS: MODERATE GROWTH & INCOME PORTFOLIO -- CLASS I
---------------------------------------------------------------------------------------------------------------
 KENNEBURT & COMPANY FBO ASO TRUST                                             924,772.196        65.62%
 ATTN MUTUAL FUND OPERATIONS
 P O BOX 12365
 BIRMINGHAM AL 35202
---------------------------------------------------------------------------------------------------------------
 BISYS RETIREMENT SERVICES FBO                                                 125,779.661         8.93%
 C C CLARK INC 401 K PLAN
 SUITE 300
 DENVER CO 80202
---------------------------------------------------------------------------------------------------------------

     As of May 31, 2005, the Trustees and officers of your AmSouth Fund, as a group, owned in the aggregate less than 1% of the outstanding shares of your AmSouth Fund.

     Any shares beneficially owned by AmSouth Bank or other companies controlled by AmSouth Bancorporation (the "AmSouth Companies") and shares over which AmSouth Companies have discretionary voting power will be voted in the manner determined by a special fiduciary independent of the AmSouth Companies.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS

     To the knowledge of your Pioneer Fund, as of May 31, 2005, the following persons owned of record or beneficially 5% or more of the outstanding shares of each of the Pioneer Funds.

-------------------------------------------------------------------------------------------------------------
                                                                                             Percentage of
                                                                                             Class Held by
Fund/Class                                              Shareholder Name and Address          Shareholder
-------------------------------------------------------------------------------------------------------------
 Pioneer Ibbotson Aggressive Allocation Fund
-------------------------------------------------------------------------------------------------------------
 Class A                                           MLPF&S                                         5.83%
                                                   For the Sole Benefit of its Customers
                                                   Mutual Fund Administration
                                                   4800 Deer Lake Drive East 2nd Floor
                                                   Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 Class B                                           MLPF&S                                        18.33%
                                                   For the Sole Benefit of its Customers
                                                   Mutual Fund Administration
                                                   4800 Deer Lake Drive East 2nd Floor
                                                   Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 Class C                                           MLPF&S                                        31.43%
                                                   For the Sole Benefit of its Customers
                                                   Mutual Fund Administration
                                                   4800 Deer Lake Drive East 2nd Floor
                                                   Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 Pioneer Ibbotson Growth Allocation Fund
-------------------------------------------------------------------------------------------------------------
 Class A                                           MLPF&S                                         5.33%
                                                   For the Sole Benefit of its Customers
                                                   Mutual Fund Administration
                                                   4800 Deer Lake Drive East 2nd Floor
                                                   Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 Class C                                           MLPF&S                                        30.10%
                                                   For the Sole Benefit of its Customers
                                                   Mutual Fund Administration
                                                   4800 Deer Lake Drive East 2nd Floor
                                                   Jacksonville FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 Pioneer Ibbotson Moderate Allocation Fund
-------------------------------------------------------------------------------------------------------------
 Class A                                           MLPF&S                                        17.48%
                                                   For the Sole Benefit of its Customers
                                                   Mutual Fund Administration
                                                   4800 Deer Lake Drive East 2nd Floor
                                                   Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------
 Class B                                           MLPF&S                                         7.51%
                                                   For the Sole Benefit of its Customers
                                                   Mutual Fund Administration
                                                   4800 Deer Lake Drive East 2nd Floor
                                                   Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                                             Percentage of
                                                                                             Class Held by
Fund/Class                                              Shareholder Name and Address          Shareholder
-------------------------------------------------------------------------------------------------------------
 Class C                                           MLPF&S                                        28.89%
                                                   For the Sole Benefit of its Customers
                                                   Mutual Fund Administration
                                                   4800 Deer Lake Drive East 2nd Floor
                                                   Jacksonville, FL 32246-6484
-------------------------------------------------------------------------------------------------------------

     As of May 31, 2005, the Trustees and officers of each Pioneer Fund owned less than 1% of the outstanding shares of each Pioneer Fund.

                                    EXPERTS

AmSouth Funds

     The financial statements and financial highlights of each AmSouth Fund incorporated by reference in the respective AmSouth Funds' Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

Pioneer Funds

     The financial statements and financial highlights of each Pioneer Fund incorporated by reference in the respective Pioneer Fund's Annual Report for the most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated herein by reference in reliance on such reports given on the authority of such firm as experts in accounting and auditing.

                             AVAILABLE INFORMATION

     The AmSouth Funds and the Pioneer Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act and file reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 450 Fifth Street, N.W., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

          Exhibit A-1 -- Form of Agreement and Plan of Reorganization
                              (C/D Reorganizations)

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
the    day of [    ] 2005, by and between Pioneer [    ] Fund, a Delaware
statutory trust (the "Acquiring Trust"), on behalf of its sole series Pioneer
[    ] Fund (the "Acquiring Fund"), with its principal place of business at 60
State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts
business trust (the "AmSouth Trust"), on behalf of its series [    ] Fund (the
"Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)[(C)/(D)] of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of the liabilities of the Acquired Fund that are both set forth on the Statement of Assets and Liabilities (as defined below) and also included in the calculation of net asset value ("NAV") on the closing date of the Reorganization (the "Closing Date") (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the AmSouth Trust and the Board of Trustees of the Acquiring Trust have determined that the Reorganization is in the best interests of the Acquired Fund shareholders and the Acquiring Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate NAV equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

     2.  VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each Acquiring Fund Share shall be computed by Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") in the manner set forth in the Acquiring Trust's Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The NAV of the Acquired Fund shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquiring Trust's Declaration of Trust, or By-laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser and the Acquired Fund Administrator, respectively, to deliver a copy of its valuation report to the other party at Closing. All computations of value shall be made by the Acquiring Fund Adviser and the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund, respectively.

     3.  CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [ ], 2005, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.  REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's

     Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

         (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

         (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

         (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2005, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

         (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

         (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquired Fund will qualify as such as of the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

             (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

             (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

             (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

             (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

             (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

             (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

             (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

             (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

             (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

             (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

             (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

             (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

             (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

             (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

         (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

         (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

         (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

         (p) The prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

         (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (s) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;


         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

         (d) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (f) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

         (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

         (h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of income and changes in NAV, as of and for the fiscal year ended [____] have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

         (i) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, [or its semi-annual report for the period ended ____, 2005], there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

         (j) (A) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

             (B) Within the times and in the manner prescribed by law, the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed; and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

             (C) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

             (D) All Tax Returns filed by the Acquiring Fund constitute complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

             (E) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

             (F) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

             (G) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

             (H) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

             (I) The Acquiring Trust has delivered to AmSouth Trust or made available to AmSouth Trust complete and accurate copies of all Tax Returns of the Acquiring Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquiring Fund. The Acquiring Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

             (J) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

             (K) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

             (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

             (M) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund's Tax books and records;

             (N) The Acquiring Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law, except as set forth on Schedule 4.2;

         (k) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

         (l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

         (m) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (n) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (o) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

         (p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Acquiring Trust with respect to the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the NASD and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (q) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (r) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section
     6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.  COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section [368(a)(1)(C)/(D)] of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 Each Fund shall prepare, or cause to be prepared, all of its Tax Returns for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

     6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

     7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

     7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the AmSouth Trust and the Acquiring Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8. FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code;

     8.6 The Acquired Fund shall have distributed to its shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under
Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date; and

         8.7 The Acquiring Fund shall have made a distribution of at least 80% of its accumulated undistributed realized net capital gains as of seven business days before the Closing Date (the "Determination Date") to its shareholders on or about three business days before the Closing Date; provided that the Acquiring Fund shall not be required to make such distribution if (i) such gains do not exceed 3% of the net assets of the Acquiring Fund on such date, both as determined in accordance with GAAP consistently applied and certified by the Acquiring Fund's Treasurer or Assistant Treasurer, or (ii) the Acquiring Fund shall have been notified by the staff of the Commission in response to a request in accordance with Rule 19b-1(e) under the Investment Company Act that the staff objects to the proposed distribution. If the Acquiring Fund distributes income monthly, the dividend distribution that the Acquiring Fund would make in September 2005 shall have been made to shareholders of record prior to closing.

     9.  BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation or AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, the AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

         (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

         (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 1900 Fifth Avenue North, 10th Floor, Birmingham, Alabama 35203, Attention: Andrew Chambless, with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC, 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                 AMSOUTH FUNDS
                                        on behalf of AMSOUTH [______] FUND

By:                                     By:
    -----------------------------------     -----------------------------------
Name:                                   Name:
Title: [Assistant] Secretary            Title: [Vice] President

Attest:                                 PIONEER [______] FUND
                                        on behalf of PIONEER [______] FUND

By:                                     By:
    -----------------------------------     -----------------------------------
Name: Christopher J. Kelley             Name: Osbert M. Hood
Title: Assistant Secretary              Title: Executive Vice President

Exhibit A-2 -- Form of Agreement and Plan of Reorganization (F Reorganizations)

                     AGREEMENT AND PLAN OF REORGANIZATION

     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of
the    day of [    ], 2005, by and between Pioneer [    ] Fund, a Delaware
statutory trust (the "Acquiring Trust"), on behalf of its series Pioneer [    ]
Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and AmSouth Funds, a Massachusetts
business trust (the "AmSouth Trust"), on behalf of its series AmSouth [    ]
Fund (the "Acquired Fund"), with its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     This Agreement is intended to be and is adopted as a plan of a "reorganization" as defined in Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for (A) the issuance of Class A, Class B and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund (collectively, the "Assumed Liabilities"), and (2) the distribution by the Acquired Fund, on or promptly after the closing date of the Reorganization (the "Closing Date") as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in liquidation and dissolution of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Acquiring Trust and the AmSouth Trust are each registered investment companies classified as management companies of the open-end type.

     WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of the AmSouth Trust has determined that the Reorganization is in the best interests of the Acquired Fund shareholders and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the AmSouth Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive (or, to the extent agreed upon between the AmSouth Trust and the Acquiring Trust, be provided access to) copies of all records that the AmSouth Trust is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Acquired Fund.

         (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the AmSouth Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the AmSouth Trust instructing the Acquiring Trust to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The AmSouth Trust shall promptly provide the Acquiring Trust with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

     1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

     1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

     1.7 Any reporting responsibility of the AmSouth Trust with respect to the Acquired Fund for taxable periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined in Paragraph 4.1), or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the AmSouth Trust.

     2.  VALUATION

     2.1 The NAV of the Acquiring Fund Shares and the NAV of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date (the "Valuation Time"). The NAV of each class of Acquiring Fund Shares shall be equal to the NAV of the corresponding class of the Acquired Fund Shares as of the Valuation Time. The NAV of the Acquired Fund and of each Class A, B and I share thereof shall be computed by ASO Services Company, Inc. (the "Acquired Fund Administrator") in the manner set forth in the Acquiring Trust's Declaration of Trust, or By-laws, and the Acquiring Fund's then-current prospectus and statement of additional information. Pioneer Investment Management, Inc. (the "Acquiring Fund Adviser") shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

     2.2 The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by Acquiring Fund Adviser by dividing the NAV of the Acquired Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

     2.3 The Acquired Fund shall cause the Acquired Fund Administrator to deliver a copy of its valuation report to the Acquiring Fund at Closing. All computations of value shall be made by the Acquired Fund Administrator in accordance with its regular practice as pricing agent for the Acquired Fund.

     3.  CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [    ], 2005, or such later date as the
parties may agree to in writing. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of AmSouth Bank (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

     3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquired Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the AmSouth Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the AmSouth Trust's records by such officers or one of the AmSouth Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

     4.  REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on a disclosure schedule previously provided by the AmSouth Trust to the Acquiring Trust, the AmSouth Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquired Fund is a series of the AmSouth Trust. The AmSouth Trust is a business trust validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and, subject to approval by the Acquired Fund's shareholders, to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the AmSouth Trust and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The AmSouth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The AmSouth Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect of the Acquired Fund will not result in a violation of, any provision of the AmSouth Trust's Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the AmSouth Trust is a party or by which the Acquired Fund or any of its assets are bound;

         (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the AmSouth Trust nor the Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

         (e) The Acquired Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) which will not be terminated at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

         (f) The statement of assets and liabilities of the Acquired Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended July 31, 2005, have been audited by an independent registered public accounting firm retained by the Acquired Fund, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Acquired Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

         (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2005, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio or a decline in net assets of the Acquired Fund as a result of redemptions shall not constitute a material adverse change;

         (h) (A) For each taxable year of its operation since its inception, the Acquired Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and will qualify as such as of the Closing Date and will satisfy the diversification requirements of
     Section 851(b)(3) of the Code without regard to the last sentence of
     Section 851(d) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a regulated investment company under the Code;

             (B) Within the times and in the manner prescribed by law, the Acquired Fund has properly filed on a timely basis all Tax Returns (as defined below) that it was required to file, and all such Tax Returns were complete and accurate in all material respects. [The Agreement for the AmSouth International Equity Fund will include an exception for Forms 1099-DIV distributed in January 2005.] The Acquired Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquired Fund was required to file any Tax Return that was not filed; and the Acquired Fund does not know of any basis upon which a jurisdiction could assert such a position;

             (C) The Acquired Fund has timely paid, in the manner prescribed by law, all Taxes (as defined below), which were due and payable or which were claimed to be due;

             (D) All Tax Returns filed by the Acquired Fund constitute complete and accurate reports of the respective Tax liabilities and all attributes of the Acquired Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns [The Agreement for the AmSouth International Equity Fund will include an exception for Forms 1099-DIV distributed in January 2005.];

             (E) The Acquired Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes;

             (F) The Acquired Fund has not been notified that any examinations of the Tax Returns of the Acquired Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquired Fund as a result of any audit by the Internal Revenue Service or any state, local or foreign taxing authority, and, to its knowledge, no such deficiency has been proposed or threatened;

             (G) The Acquired Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquired Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquired Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

             (H) The unpaid Taxes of the Acquired Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in paragraph 5.7, rather than in any notes thereto (the "Tax Reserves"). All Taxes that the Acquired Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

             (I) The Acquired Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Acquired Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests and any similar documents submitted by, received by or agreed to by or on behalf of the Acquired Fund. The Acquired Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

             (J) The Acquired Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquired Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign income Tax law); (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date;

             (K) The Acquired Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex B;

             (L) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquired Fund relating to or attributable to Taxes, except for Taxes not yet due and payable;

             (M) The Tax bases of the assets of the Acquired Fund are accurately reflected on the Acquired Fund's Tax books and records;

             (N) The Acquired Fund's Tax attributes are not limited under the Code (including but not limited to any capital loss carry forward limitations under Sections 382 or 383 of the Code and the Treasury Regulations thereunder) or comparable provisions of state law; and

             (O) For purposes of this Agreement, "Taxes" or "Tax" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and "Tax Returns" shall mean all reports, returns, declarations, statements or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items;

         (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to

     Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

         (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

         (k) The AmSouth Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the AmSouth Trust's Board of Trustees, and, subject to the approval of the Acquired Fund's shareholders, assuming due authorization, execution and delivery by the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (l) The information to be furnished by the Acquired Fund to the Acquiring Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

         (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Acquiring Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Acquired Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

         (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the AmSouth Trust or the Acquired Fund of the transactions contemplated by this Agreement;

         (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

         (p) The prospectus and statement of additional information of the Acquired Fund, and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

         (q) The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the AmSouth Trust with respect to the Acquired Fund. All advertising and sales material used by the Acquired Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, the NASD or any state securities authorities by the Acquired Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

         (r) The Acquired Fund has previously provided to the Acquiring Fund (and at the Closing will provide an update through the Closing Date of such information) data which supports a calculation of the Acquired Fund's total return for all periods since the organization of the Acquired Fund. Such data has been prepared in accordance in all material respects with the requirements of the Investment Company Act and the regulations thereunder and the rules of the NASD;

         (s) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (t) The tax representation certificate to be delivered by AmSouth Trust on behalf of the Acquired Fund to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Acquiring Trust to the AmSouth Trust, the Acquiring Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

         (a) The Acquiring Fund is a series of the Acquiring Trust. The Acquiring Fund has not commenced operations and will not do so until the Closing. The Acquiring Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Acquiring Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Acquiring Trust and the Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

         (b) The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

         (c) The Acquiring Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (d) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Acquiring Fund and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Acquired Fund for inclusion therein, as covered by the Acquired Fund's warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) The Acquiring Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provisions of the Declaration of Trust or by-laws of the Acquiring Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Acquiring Trust is a party or by which the Acquiring Fund or any of its assets is bound;

         (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings. Neither the Acquiring Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

         (g) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

         (h) The Acquiring Fund has not taken or agreed to take any action, and is not aware of any agreement, plan or other circumstance, that is inconsistent with the representations set forth in Annex A;

         (i) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares, nor will the Acquiring Fund have any issued or outstanding shares on or before the Closing Date other than those issued to the Acquiring Fund Adviser or one of its affiliates, which shares shall be redeemed, for an amount equal to the price paid therefor, at or before the Closing;

         (j) The Acquiring Trust has the trust power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

         (k) The information to be furnished in writing by the Acquiring Fund or the Acquiring Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

         (l) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Acquiring Fund, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

         (m) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

         (n) The tax representation certificate to be delivered by the Acquiring Trust on behalf of the Acquiring Fund to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP at Closing pursuant to Section 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     5.  COVENANTS OF THE FUNDS

     5.1 The Acquired Fund will operate the Acquired Fund's business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

     5.2 The AmSouth Trust will call a special meeting of the Acquired Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.3 The Acquiring Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The AmSouth Trust will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.4 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

     5.5 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

     5.6 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.7 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the AmSouth Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the AmSouth Trust shall furnish to the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the AmSouth Trust.

     5.8 Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Acquired Fund, the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

     5.9 From and after the date of this Agreement and until the Closing Date, each of the Funds and the AmSouth Trust and the Acquiring Trust shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the income tax regulations promulgated under the Code. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(F) of the Code and shall not take any position inconsistent with such treatment.

     5.10 From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying, as a regulated investment company under the provisions of Subchapter M of the Code.

     5.11 The Acquired Fund shall prepare, or cause to be prepared, all Tax Returns of the Acquired Fund for taxable periods that end on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. The Acquired Fund shall make any payments of Taxes required to be made by such Fund with respect to any such Tax Returns.

     6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

     The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

     6.1 All representations and warranties by the Acquiring Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Acquiring Trust shall have delivered to the AmSouth Trust on the Closing Date a certificate of the Acquiring Trust on behalf of the Acquiring Fund executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the AmSouth Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 have been met, and as to such other matters as the AmSouth Trust shall reasonably request;

     6.3 The Acquiring Trust on behalf of the Acquiring Fund shall have delivered to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the AmSouth Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquiring Fund;

     6.4 With respect to the Acquiring Fund, the Board of Trustees of the Acquiring Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The AmSouth Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the Acquiring Trust and related matters of Wilmer Cutler Pickering Hale and Dorr LLP, dated as of the Closing Date, in a form reasonably satisfactory to the AmSouth Trust.

     7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

     The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

     7.1 All representations and warranties of the AmSouth Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The AmSouth Trust shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the AmSouth Trust's Treasurer or Assistant Treasurer;

     7.3 The AmSouth Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate of the AmSouth Trust on behalf of the Acquired Fund executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of the AmSouth Trust contained in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to closing in this Article 7 have been met, and as to such other matters as the Acquiring Trust shall reasonably request;

     7.4 The AmSouth Trust on behalf of the Acquired Fund shall have delivered to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP an Acquired Fund Tax Representation Certificate, satisfactory to the Acquiring Trust and Wilmer Cutler Pickering Hale and Dorr LLP, in a form mutually acceptable to the Acquiring Trust and the AmSouth Trust, concerning certain tax-related matters with respect to the Acquired Fund;

     7.5 The Acquiring Trust shall have received at the Closing a favorable opinion as to the due authorization of this Agreement by the AmSouth Trust and related matters of Kirkpatrick & Lockhart Nicholson Graham LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust; and

     7.6 With respect to the Acquired Fund, the Board of Trustees of the AmSouth Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

     8.  FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Acquired Fund's shareholders in accordance with the provisions of the AmSouth Trust's Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Acquired Fund's shareholders shall have been delivered by the Acquired Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Acquiring Trust's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act; and

     8.5 The parties shall have received an opinion of Wilmer Cutler Pickering Hale and Dorr LLP, satisfactory to the AmSouth Trust and the Acquiring Trust and subject to customary assumptions and qualifications, substantially to the effect that for federal income tax purposes the acquisition by the Acquiring Fund of the Acquired Assets solely in exchange for the issuance of Acquiring Fund Shares to the Acquired Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Acquired Fund, in liquidation of the Acquired Fund, of Acquiring Fund Shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares and the termination of the Acquired Fund, will constitute a "reorganization" within the meaning of
Section 368(a) of the Code

     9.  BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The parties have been informed by AmSouth Asset Management Inc. ("AAMI") and the Acquiring Fund Adviser -- and the parties have entered into this Agreement in reliance on such information -- that certain non-parties will pay (with each of AmSouth Bancorporation or AAMI and the Acquiring Fund Adviser being responsible for 50% of such amounts) all proxy statement and solicitation costs of the Funds associated with the Reorganization including, but not limited to, the expenses associated with the preparation, printing and mailing of any and all shareholder notices, communications, proxy statements, and necessary filings with the SEC or any other governmental authority in connection with the transactions contemplated by this Agreement, and the fees and expenses of any proxy solicitation firm retained in connection with the Reorganization. Except for the foregoing, AAMI shall bear the expenses of the Acquired Fund in connection with the transactions contemplated by this Agreement.

     10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Acquiring Trust and the AmSouth Trust each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

     11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the AmSouth Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

         (a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or prior to the Closing Date;

         (b) because of a condition herein expressed to be precedent to the obligations of the terminating party which has not been met and which reasonably appears will not or cannot be met;

         (c) by resolution of the Acquiring Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders;

         (d) by resolution of the AmSouth Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders; or

         (e) if the transactions contemplated by this Agreement shall not have occurred on or prior to December 31, 2005 or such other date as the parties may mutually agree upon in writing.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the AmSouth Trust or the Acquired Fund, or the trustees or officers of the AmSouth Trust, or the Acquiring Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

     12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the AmSouth Trust and the Acquiring Trust; provided, however, that following the meeting of the Acquired Fund's shareholders called by the AmSouth Trust pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Acquired Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

     13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Acquired Fund, c/o AmSouth Asset Management Inc., 1900 Fifth Avenue North, 10th Floor, Birmingham, Alabama 35203, Attention: Andrew Chambless, with copies to Kirkpatrick & Lockhart Nicholson Graham LLP, 1800 Massachusetts Avenue, N.W., Washington, DC 20036-1221, Attention: Clifford J. Alexander, and to the Acquiring Fund, c/o Pioneer Investment Management, Inc., 60 State Street, Boston, Massachusetts 02109, Attention: Dorothy E. Bourassa, Esq., with copies to Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, Boston, Massachusetts 02109,
Attention: David C. Phelan.

     14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Acquiring Trust and the AmSouth Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Acquiring Trust and of the AmSouth Trust and this Agreement has been executed by authorized officers of the Acquiring Trust and the AmSouth Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Acquired Fund, as the case may be, as provided in the trust instruments of the Acquiring Trust and the Declaration of Trust of the AmSouth Trust, respectively.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                   AMSOUTH FUNDS
                                          on behalf of AMSOUTH [______] FUND


By:                                     By:
    -----------------------------------     -----------------------------------

Name:                                     Name:
Title: [Assistant] Secretary              Title: [Vice] President


Attest:                                   PIONEER [_______] FUND
                                          on behalf of PIONEER [_______] FUND

By:                                     By:
    -----------------------------------     -----------------------------------

Name: Christopher J. Kelley               Name: Osbert M. Hood
Title: Assistant Secretary                Title: Executive Vice President

           Exhibit B -- Additional Information Pertaining to Pioneer

PORTFOLIO TRANSACTION POLICIES

     All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by Pioneer pursuant to authority contained in the fund's management contract. Pioneer seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Pioneer considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities are executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Pioneer may select broker-dealers that provide brokerage and/or research services to a fund and/or other investment companies or other accounts managed by Pioneer. In addition, consistent with Section 28(e) of the Securities Exchange Act of 1934 as amended, if Pioneer determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of the brokerage and research services provided by such broker, the fund may pay commissions to such broker-dealer in an amount greater than the amount another firm may charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock quotation services, credit rating service information and comparative fund statistics; furnishing analyses, electronic information services, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts and particular investment decisions; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Pioneer maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of a fund and other investment companies or accounts managed by Pioneer are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such dealers solely because such services were provided. Pioneer believes that no exact dollar value can be calculated for such services.

     The research received from broker-dealers may be useful to Pioneer in rendering investment management services to any of the funds as well as other investment companies or other accounts managed by Pioneer, although not all such research may be useful to any of the funds. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to Pioneer in carrying out its obligations to any of the funds. The receipt of such research has not reduced Pioneer's normal independent research activities; however, it enables Pioneer to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

     None of the funds used any brokers affiliated with Pioneer during its most recently completed fiscal year in connection with its portfolio transactions.

SIMILAR FUNDS

     Pioneer serves as the investment adviser to each fund in the Pioneer Family of Funds. The following table identifies other funds in the Pioneer Family of Funds that have similar investment objectives to the Funds described in this Proxy Statement/Prospectus and provides other information regarding the similar funds.

------------------------------------------------------------------------------------------------------------------
                                     Net assets of Fund        Management fee rate (as a percentage of average
            Fund                   (as of March 31, 2005)                     daily net assets)
------------------------------------------------------------------------------------------------------------------
 Pioneer Balanced Fund                  $138,289,597       0.65% of the Fund's average net assets up to $1
                                                           billion, 0.60% of the next $4 billion; and 0.55% of
                                                           the excess over $5 billion.
------------------------------------------------------------------------------------------------------------------
 Pioneer Balanced VCT Portfolio         $ 45,294,667       0.65%
------------------------------------------------------------------------------------------------------------------

          Exhibit C -- Portfolio Manager's Discussion of Performance

PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
Performance Update 1/31/05     Class A Shares

Share Prices and Distributions

                                              1/31/05              8/9/04
Net Asset Value per Share                     $ 11.07             $ 10.00

Distributions per Share       Dividends       Short-Term          Long-Term
(8/9/04 -- 1/31/05)                           Capital Gains       Capital Gains
                              $ 0.0218        $   --              $  0.2979

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Ibbotson Aggressive Allocation Fund at public offering price, compared to that of the Standard & Poor's 500 Stock Index.

[THE MOUNTAIN CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

8/04     10000    10000
1/05     10702    11186

Average Annual Total Returns
(As of January 31, 2005)

Period             Net Asset Value     Public Offering Price (POP)
------------------------------------------------------------------
Life-of-Class
(8/9/04)                  13.54%                    7.02%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 1/31/05    Class B Shares

Share Prices and Distributions

                                            1/31/05              8/9/04
Net Asset Value per Share                   $ 10.68             $ 10.00

Distributions per Share       Dividends     Short-Term          Long-Term
(8/9/04 -- 1/31/05)                         Capital Gains       Capital Gains
                              $--           $   --              $  0.2979

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Ibbotson Aggressive Allocation Fund, compared to that of the Standard & Poor's 500 Stock Index.

[THE MOUNTAIN CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

8/04     10000    10000
1/05     10573    11186

Average Annual Total Returns
(As of January 31, 2005)

Period                  If Held         If Redeemed
---------------------------------------------------
Life-of-Class
(8/9/04)                 9.73%             5.73%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Pioneer Ibbotson Allocation Series

Portfolio Management Discussion 1/31/05

      In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates, discusses the market environment and investment strategies that applied to the three portfolios in the Pioneer Ibbotson Allocation Series for the period of almost six months since they began operations on August 9, 2004.

Q: Could you characterize the economic backdrop against which the three portfolios began investment operations?

A: The period of nearly six months between the August 9, 2004 launch of the funds and the end of January 2005 was an uncertain environment for investors. While the U.S. economy has continued the growth trend that started in the second half of 2003, the rate of growth has showed signs of decelerating. At the same time, inflation continues to be a concern, spurred on by the continued strength in the economy and, to a lesser extent, by oil prices that have been at all-time highs. On the interest rate front, the Federal Reserve began to raise short-term rates earlier in 2004 and appears to be maintaining a tightening policy to keep economic growth in check.

Q:   How did the financial markets respond in this climate?

A: Early in the period, equity market levels wavered while basically staying within a range. As the November 2 date for the U.S. presidential election drew closer, however, investors became increasingly focused on the accompanying uncertainties, and stocks fell. In contrast, bond prices generally showed strength during this time. The trends appeared to reverse themselves in the aftermath of the election. The stock market responded positively to the increased clarity, while bond market performance was dampened by expectations of a continued lack of progress on reducing federal budget deficits.

Q: What were the strategic considerations that you applied to the three portfolios in allocating assets?

A: As the three portfolios in the series were launched and initial investor dollars were received, assets were invested in keeping with the respective broad asset allocation and specific mutual fund targets established prior to the launch of the series. Toward the, middle of the period, in late October, we implemented two strategic changes across all three portfolios. First, within the U.S. stock portion of the portfolios, we implemented a moderate emphasis on value stocks and a corresponding underweighting of more growth-oriented investments. We did this because we believe the U.S. economy has entered into a decelerating growth cycle that should favor value equities with relatively stable earnings prospects. We also believe that the potential for higher inflation and interest rates favors the value investment style over growth. Our equity valuation and momentum models further support this assessment, indicating an overweighting of value and an underweighting of growth equities. That said, value stocks have now outperformed growth over a period of more than four years. If the economy starts to show signs of more rapid growth, an overweighting of more growth-oriented investments will be warranted. With respect to the other equity asset classes, the portfolios' targeted exposure across large-, mid-, and small-cap equities remained unchanged. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging. The other shift has been within the bond portion of the portfolios, where we implemented an underweighting of the long-term bond vehicle, with the difference allocated to the shorter-term fixed income alternative. We believe that, given the prospect of higher interest rates across all maturities, but especially on the long end of the yield curve, shorter duration fixed-income investments are more attractive. Elsewhere within fixed-income, we have maintained neutral positions in the high yield bond offering, as well as in the non-U.S. fixed-income option. Going forward, we will closely monitor economic indicators and interest rate movements to evaluate whether we need to make any adjustments to the views underlying these allocations. Given the significant level of uncertainty that continues to impact the financial markets, we believe that maintaining appropriate diversification across asset classes will be especially important in the months ahead.

Any information in this report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER IBBOTSON GROWTH ALLOCATION FUND
Performance Update 1/31/05    Class A Shares

Share Prices and Distributions

                                              1/31/05              8/9/04
Net Asset Value per Share                     $ 10.84             $ 10.00

Distributions per Share       Dividends       Short-Term          Long-Term
(8/9/04 -- 1/31/05)                           Capital Gains       Capital Gains
                              $ 0.0342        $   --              $  0.249

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Ibbotson Growth Allocation Fund at public offering price, compared to that of the Standard & Poor's 500 Stock Index.

[THE MOUNTAIN CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

8/04     10000    10000
1/05     10480    11186

Average Annual Total Returns
(As of January 31, 2005)

Period             Net Asset Value     Public Offering Price (POP)
------------------------------------------------------------------
Life-of-Class
(8/9/04)               11.19%                    4.80%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 1/31/05    Class B Shares

Share Prices and Distributions

                                             1/31/05              8/9/04
Net Asset Value per Share                   $ 9.95              $ 10.00

Distributions per Share       Dividends     Short-Term          Long-Term
(8/9/04 -- 1/31/05)                         Capital Gains       Capital Gains
                              $--           $  --               $  0.249

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Ibbotson Growth Allocation Fund, compared to that of the Standard & Poor's 500 Stock Index.

[THE MOUNTAIN CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

8/04     10000    10000
1/05     9797     11186

Average Annual Total Returns
(As of January 31, 2005)

Period                     If Held     If Redeemed
------------------------------------------------------
Life-of-Class
(8/9/04)                     1.95%        -2.03%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion 1/31/05

      In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates, discusses the market environment and investment strategies that applied to the three portfolios in the Pioneer Ibbotson Allocation Series for the period of almost six months since they began operations on August 9, 2004.

Q: Could you characterize the economic backdrop against which the three portfolios began investment operations?

A: The period of nearly six months between the August 9, 2004 launch of the funds and the end of January 2005 was an uncertain environment for investors. While the U.S. economy has continued the growth trend that started in the second half of 2003, the rate of growth has showed signs of decelerating. At the same time, inflation continues to be a concern, spurred on by the continued strength in the economy and, to a lesser extent, by oil prices that have been at all-time highs. On the interest rate front, the Federal Reserve began to raise short-term rates earlier in 2004 and appears to be maintaining a tightening policy to keep economic growth in check.

Q:   How did the financial markets respond in this climate?

A: Early in the period, equity market levels wavered while basically staying within a range. As the November 2 date for the U.S. presidential election drew closer, however, investors became increasingly focused on the accompanying uncertainties, and stocks fell. In contrast, bond prices generally showed strength during this time. The trends appeared to reverse themselves in the aftermath of the election. The stock market responded positively to the increased clarity, while bond market performance was dampened by expectations of a continued lack of progress on reducing federal budget deficits.

Q: What were the strategic considerations that you applied to the three portfolios in allocating assets?

A: As the three portfolios in the series were launched and initial investor dollars were received, assets were invested in keeping with the respective broad asset allocation and specific mutual fund targets established prior to the launch of the series. Toward the, middle of the period, in late October, we implemented two strategic changes across all three portfolios.


     First, within the U.S. stock portion of the portfolios, we implemented a moderate emphasis on value stocks and a corresponding underweighting of more growth-oriented investments. We did this because we believe the U.S. economy has entered into a decelerating growth cycle that should favor value equities with relatively stable earnings prospects. We also believe that the potential for higher inflation and interest rates favors the value investment style over growth. Our equity valuation and momentum models further support this assessment, indicating an overweighting of value and an underweighting of growth equities. That said, value stocks have now outperformed growth over a period of more than four years. If the economy starts to show signs of more rapid growth, an overweighting of more growth-oriented investments will be warranted. With respect to the other equity asset classes, the portfolios' targeted exposure across large-, mid-, and small-cap equities remained unchanged. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging. The other shift has been within the bond portion of the portfolios, where we implemented an underweighting of the long-term bond vehicle, with the difference allocated to the shorter-term fixed income alternative. We believe that, given the prospect of higher interest rates across all maturities, but especially on the long end of the yield curve, shorter duration fixed-income investments are more attractive. Elsewhere within fixed-income, we have maintained neutral positions in the high yield bond offering, as well as in the non-U.S. fixed-income option. Going forward, we will closely monitor economic indicators and interest rate movements to evaluate whether we need to make any adjustments to the views underlying these allocations. Given the significant level of uncertainty that continues to impact the financial markets, we believe that maintaining appropriate diversification across asset classes will be especially important in the months ahead.

Any information in this report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER IBBOTSON MODERATE ALLOCATION FUND
Performance Update 1/31/05    Class A Shares

Share Prices and Distributions

                                                1/31/05             8/9/04
Net Asset Value per Share                     $ 10.63             $ 10.00

Distributions per Share       Dividends       Short-Term          Long-Term
(8/9/04 -- 1/31/05)                           Capital Gains       Capital Gains
                              $ 0.0433        $   --              $  0.2339

Investment Returns

The mountain chart shows the change in value of a $10,000 investment made in Pioneer Ibbotson Moderate Allocation Fund at public offering price, compared to that of the Standard & Poor's 500 Stock Index.

[THE MOUNTAIN CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

8/04     10000    10000
1/05     10277    11186

Average Annual Total Returns
(As of January 31, 2005)

Period             Net Asset Value     Public Offering Price (POP)
------------------------------------------------------------------
Life-of-Class
(8/9/04)                 9.04%                    2.77%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information. The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Performance Update 1/31/05    Class B Shares

Share Prices and Distributions

                                              1/31/05             8/9/04
Net Asset Value per Share                   $ 10.32             $ 10.00

Distributions per Share       Dividends     Short-Term          Long-Term
(8/9/04 -- 1/31/05)                         Capital Gains       Capital Gains
                              $--           $   --              $  0.2339

Investment Returns

      The mountain chart shows the change in value of a $10,000 investment made in Pioneer Ibbotson Moderate Allocation Fund, compared to that of the Standard & Poor's 500 Stock Index.

[THE MOUNTAIN CHART IS A REPRESENTATION OF THE PRINTED MATERIAL]

8/04     10000    10000
1/05     10151    11186

Average Annual Total Returns
(As of January 31, 2005)

Period             If Held     If Redeemed
------------------------------------------
Life-of-Class
(8/9/04)              5.51%         1.51%

Call 1-800-225-6292 or visit www.pioneerfunds.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge (CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerfunds.com/bshares. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Portfolio Management Discussion 1/31/05

      In the following interview, portfolio manager Peng Chen, Chief Investment Officer for Ibbotson Associates, discusses the market environment and investment strategies that applied to the three portfolios in the Pioneer Ibbotson Allocation Series for the period of almost six months since they began operations on August 9, 2004.

Q: Could you characterize the economic backdrop against which the three portfolios began investment operations?

A: The period of nearly six months between the August 9, 2004 launch of the funds and the end of January 2005 was an uncertain environment for investors. While the U.S. economy has continued the growth trend that started in the second half of 2003, the rate of growth has showed signs of decelerating. At the same time, inflation continues to be a concern, spurred on by the continued strength in the economy and, to a lesser extent, by oil prices that have been at all-time highs. On the interest rate front, the Federal Reserve began to raise short-term rates earlier in 2004 and appears to be maintaining a tightening policy to keep economic growth in check.

Q:   How did the financial markets respond in this climate?

A: Early in the period, equity market levels wavered while basically staying within a range. As the November 2 date for the U.S. presidential election drew closer, however, investors became increasingly focused on the accompanying uncertainties, and stocks fell. In contrast, bond prices generally showed strength during this time. The trends appeared to reverse themselves in the aftermath of the election. The stock market responded positively to the increased clarity, while bond market performance was dampened by expectations of a continued lack of progress on reducing federal budget deficits.

Q: What were the strategic considerations that you applied to the three portfolios in allocating assets?

A: As the three portfolios in the series were launched and initial investor dollars were received, assets were invested in keeping with the respective broad asset allocation and specific mutual fund targets established prior to the launch of the series. Toward the, middle of the period, in late October, we implemented two strategic changes across all three portfolios.

     First, within the U.S. stock portion of the portfolios, we implemented a moderate emphasis on value stocks and a corresponding underweighting of more growth-oriented investments. We did this because we believe the U.S. economy has entered into a decelerating growth cycle that should favor value equities with relatively stable earnings prospects. We also believe that the potential for higher inflation and interest rates favors the value investment style over growth. Our equity valuation and momentum models further support this assessment, indicating an overweighting of value and an underweighting of growth equities. That said, value stocks have now outperformed growth over a period of more than four years. If the economy starts to show signs of more rapid growth, an overweighting of more growth-oriented investments will be warranted. With respect to the other equity asset classes, the portfolios' targeted exposure across large-, mid-, and small-cap equities remained unchanged. We have also maintained neutral target weightings in the non-U.S. equity market alternatives, both developed and emerging. The other shift has been within the bond portion of the portfolios, where we implemented an underweighting of the long-term bond vehicle, with the difference allocated to the shorter-term fixed income alternative. We believe that, given the prospect of higher interest rates across all maturities, but especially on the long end of the yield curve, shorter duration fixed-income investments are more attractive. Elsewhere within fixed-income, we have maintained neutral positions in the high yield bond offering, as well as in the non-U.S. fixed-income option.

     Going forward, we will closely monitor economic indicators and interest rate movements to evaluate whether we need to make any adjustments to the views underlying these allocations. Given the significant level of uncertainty that continues to impact the financial markets, we believe that maintaining appropriate diversification across asset classes will be especially important in the months ahead.

Any information in this report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
AmSouth Balanced Fund
--------------------------------------------------------------------------------

Brian B. Sullivan, CFA
Director, Value Equity Strategies

John P. Boston, CFA
Chief Fixed Income Officer

AmSouth Bank
AmSouth Asset Investment Management, Inc.

Brian Sullivan has been the portfolio manager for the AmSouth Value and AmSouth Balanced Fund since June 2004. Mr. Sullivan has more than 18 years of investment management experience and holds an MBA in finance and a bachelor's degree in economics.

John Boston manages the AmSouth High Quality Bond Fund and co-manages the AmSouth Government Income Fund, AmSouth Limited Term Bond Fund and the AmSouth Balanced Fund. Mr. Boston joined the Asset Management Division in 1987. Mr. Boston earned his B.S. in Finance and Political Science from the University of North Alabama. He is a member and past president of the Alabama Society of Financial Analysts and holds the Chartered Financial Analyst designation.

PORTFOLIO MANAGERS' PERSPECTIVE

"The AmSouth Balanced Fund is a diversified fund that offers investors a simple and easy way to balance their investments between stocks and bonds. Within the equity component, our diversified equity strategy invests in a broad array of high quality stocks to provide long term growth. The fixed income component contains a mix of investment grade bonds to generate income. We assess market opportunities between the two asset classes and allocate assets in the Fund to potentially achieve high risk-adjusted returns."

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.
--------------------------------------------------------------------------------
[Q&A GRAPHIC]

Q. How did the Fund perform during the six-month period ended January 31, 2005?

A. The Fund delivered a total return of 6.26% (Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower). The Fund's benchmarks, the S&P 500 Stock Index(1) and the Lehman Brothers Government/Credit Bond Index(1), returned 8.15% and 4.02%, respectively.

The Fund's total return does not reflect the deduction of a sales charge on Class A Shares. If reflected, the sales charge would reduce the performance quoted.

The Fund held an average of approximately 60% of its assets in stocks and roughly 40% of its assets in bonds. Stocks significantly outperformed bonds during the period, so the Fund's emphasis on stocks helped boost returns.

With the maximum sales charge of 5.50% and recurring fees, the Fund's six month, 1 Year, 5 Year and 10 Year average annual total returns for the periods ended January 31, 2005, were 0.44%, -1.15%, 5.15% and 8.72%, respectively, for Class A Shares. The returns quoted assume the reinvestment of dividends and capital gains distributions.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.

+ The Fund's portfolio is current to January 31, 2005 and subject to change.
(1)See Glossary of Terms for additional information.

Q. What factors affected the Fund's performance?
A. Stocks posted solid returns during the period, particularly during the fourth calendar quarter of 2004. That trend boosted the returns of the Fund's equity allocation. Yields on long-term bonds declined, while yields on short-term bonds rose. The Fund's fixed-income portion generated modest gains in that environment.+

We maintained a higher-than-neutral stock allocation throughout the period. The Fund held 60% of its assets in stocks, compared to its neutral position of 50%. The emphasis on equities boosted the Fund's returns relative to its neutral weightings, as stocks significantly outperformed bonds.+

Stock selection helped the Fund's equity allocation outperform the S&P 500. Selection in the health care sector was especially beneficial: The Fund's health care stake out-gained the health care stocks in the S&P 500 by approximately eight percentage points, largely because we avoided or under-weighted several stocks that suffered very poor returns. The Fund's superior performance in the health care sector made a significant impact on relative performance, because health care stocks comprise a sizable portion of the index and this Fund. Stock selection in the technology sector weighed on the equity allocation's returns against the stock benchmark, largely due to weak returns among certain hardware and networking stocks in the Fund's portfolio.+

The Fund's bond allocation lagged its benchmark for the period. We maintained a short average duration relative to the fixed-income index, to protect against rising interest rates. That strategy left the Fund underexposed to long-term bonds, which saw their yields decline and their prices rise. We increased the Fund's average duration late in the period.+

The bond allocation's returns relative to the fixed-income benchmark benefited from an emphasis on corporate bonds, which outperformed government credit. The Fund's high-quality focus prevented it from benefiting from even stronger performance among lower-quality issues, however.+

--------------------------------------------------------------------------------
AmSouth Strategic Portfolios
--------------------------------------------------------------------------------
Aggressive Growth
Growth
Growth and Income
Moderate Growth and Income

The AmSouth Strategic Portfolios are managed by a team of AmSouth investment managers, including both equity and fixed income specialists. The team has more than 40 years of combined investment management experience.


INVESTMENT CONCERNS

The Funds invest in underlying funds, so the investment performance is directly related to the performance of those underlying funds. Before investing in the Fund, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Funds invests.

PORTFOLIO MANAGERS' PERSPECTIVE

The Portfolios seek to provide investors with the potential to achieve a variety of long- and short-term goals, commensurate with investors' specific time horizons and tolerance for risk. Each of our four Strategic Portfolios invests in a combination of underlying mutual funds from the AmSouth fund family. Based on each Portfolio's asset-allocation target, the managers periodically rebalance stock, bond and money market holdings--based on analysis of economic and market trends.

--------------------------------------------------------------------------------
[Q&A GRAPHIC]

Q. How did the Funds perform during the period?
A. During the six-month period ended January 31, 2005, the Funds' total returns, benchmark returns and other comparative returns were as follows:

AmSouth Aggressive Growth Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 9.87%
S&P 500 Stock Index(1): 8.15%
Lipper Multi-Cap Core Funds Average(1): 9.47%

AmSouth Growth Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 7.91%
S&P 500 Stock Index(1): 8.15%
Lipper Multi-Cap Growth Funds Average(1): 10.47%

AmSouth Growth and Income Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 6.73%
S&P 500 Stock Index(1): 8.15%
Merrill Lynch Government/Corporate Master Index(1): 3.98%
Lipper Large Cap Value Funds Average(1): 8.99%

AmSouth Moderate Growth and Income Portfolio
(Class A Shares at NAV. Had the effects of the front-end sales charge been included, the return would have been lower): 6.03%
S&P 500 Stock Index(1): 8.15%
Merrill Lynch Government/Corporate Master Index(1): 3.98%
Lipper Flexible Portfolio Funds Average(1): 7.54%

With the maximum sales charge of 5.50% and recurring fees, the six-month, 1 Year, 5 Year and Since Inceptions average annual total returns for the Class A Shares for the periods ended January 31, 2005 were 3.87%, 1.11%, -0.53% and 1.60%, respectively, for the Aggressive Growth Portfolio; 2.00%, 0.06%, 0.73% and 1.61%, respectively, for the Growth Portfolio; 0.88%, -0.81%, 2.21% and 2.44%, respectively, for the Growth and Income Portfolio; and 0.22%, -1.28%, 2.95% and 2.83%, respectively, for the Moderate Growth and Income Portfolio. The returns quoted assume reinvestment of dividends and capital gains distributions.

(1) See Glossary of Terms for additional information.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and does not reflect the deduction of taxes that a shareholder would pay on distributions and redemptions. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. For performance data current to the most recent month end please visit www.amsouthfunds.com.


Q. What factors affected the Portfolios' performance?

A. The stock market staged a strong rally during the fourth quarter of 2004, helping the Strategic Portfolios generate gains for the six-month period. The Portfolios' returns benefited from their broad diversification in the stock market, including funds that invest in various styles and market-cap sizes as well as international shares.

Above-neutral allocations to stocks throughout the period boosted the Portfolios' returns. The Aggressive Growth Portfolio held 99% of its assets in stock during the period, compared to its neutral allocation of 85%. The Growth, Growth and Income and Moderate Growth and Income Portfolios all held equity allocations ten percentage points higher than their neutral positions.+

The diversification of the Portfolios' equity holdings helped those equity stakes outperform the broad market, as measured by the Standard & Poor's 500 Index. In particular, the Portfolios benefited from their allocations to small and medium-sized stocks, value shares and international equities, all of which generated strong gains during the six-month period.

The bond funds in which the Portfolios invested lagged their benchmarks, weighing down relative returns.


+ The Fund's portfolio is current to January 31, 2005 and subject to change.

S88568                                                             17973-00-0805

   [Logo]
AMSOUTH FUNDS


               August 2005



               Dear Shareholder,


               I am writing to let you know that a meeting will be held Thursday, September 22, 2005, for shareholders to vote on an important proposal affecting the AmSouth Funds. As an AmSouth Fund shareholder, we ask that you voice your opinion on this matter by voting on this proposal.

               This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card; or you may vote by telephone or via the Internet. If we do not receive sufficient votes, we will try to obtain more votes with additional mailings or phone solicitation. Both of these are costly processes.

The Board of Trustees recommends that you vote FOR the proposal.

               The proposal has been reviewed by the AmSouth Funds' Board of Trustees, whose primary role is to protect the interests of shareholders. AmSouth Asset Management Inc. ("AAMI"), the investment adviser to the AmSouth Funds, and its parent company AmSouth Bank, have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

               The Trustees recommend that you vote FOR the proposal.

               Here is what a FOR vote means for the proposal.

               Proposal 1:

If the reorganization is approved by your AmSouth Fund, you will become a shareholder of a pioneer fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund.

               Approval of an Agreement and Plan of Reorganization between your AmSouth Fund and a Pioneer Fund. Your AmSouth Fund will transfer all of its assets to a Fund managed by Pioneer with a substantially similar investment objective and similar investment policies as your Fund in exchange for shares of the Pioneer Fund and the assumption by the Pioneer Fund of your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value at the closing (or, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities). Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become a shareholder of a corresponding Pioneer Fund. If the reorganization is not approved, the Board for each AmSouth Fund will consider what alternative action to take. Such action could include liquidation of the Fund.


                                                       Continued on reverse side

    [Logo]
AMSOUTH FUNDS



               Here's How to Vote

It's quick and easy to vote your shares.You can vote by touchtone telephone, Internet or mail. All the materials you need are enclosed.

               To vote by telephone or via the Internet you will need the Control Number that appears in the box on the front side of your proxy card. You will also find on the proxy card the tollfree number to call for telephone voting and the Web address to use for Internet voting. Regardless of which method you use, simply identify yourself with your Control Number and follow the simple instructions. Voting by touchtone phone and the Internet is available 24 hours a day. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postagepaid envelope provided.

               PLEASE NOTE: You may receive more than one proxy package.

Please vote all proxy cards received.

               Twenty-three AmSouth Funds are involved in this proxy solicitation. For print production reasons, the Funds have been grouped into five separate proxy statements as follows:

               Statement 1 - Capital Growth Fund, Enhanced Market Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Select Equity Fund, Small Cap Fund and Value Fund.

               Statement 2 - Balanced Fund, Strategic Portfolios: Aggressive Growth Portfolio, Strategic Portfolios: Growth Portfolio, Strategic Portfolios: Growth and Income Portfolio and Strategic
               Portfolios: Moderate Growth and Income Portfolio.

               Statement 3 - High Quality Bond Fund, Florida TaxExempt Fund, Institutional Prime Obligations Money Market Fund, Limited Term Bond Fund, High Quality Municipal Bond Fund, TaxExempt Money Market Fund and Tennessee TaxExempt Fund.

               Statement 4 - Government Income Fund and Treasury Reserve Money Market Fund.

               Statement 5 - Prime Money Market Fund.

               Depending on the Funds in which you are invested, you may receive more than one proxy package. Each package will contain a proxy card(s) for your account(s) in the Funds included. These packages may not all arrive on the same day. It is very important that you vote all proxy cards received - by phone, via the Internet or by mail.

               Thank you for your prompt response.


               Sincerely,


               /s/ Michael C. Daniel


               Michael C. Daniel

               President


                                                               17996-00-0805 BEN

   [Logo]
AMSOUTH FUNDS



               August 2005



               Dear Shareholder,

               I am writing to let you know that a meeting will be held Thursday, September 22, 2005, for shareholders to vote on an important proposal affecting the AmSouth Funds. As an AmSouth Fund shareholder, we ask that you voice your opinion on this matter by voting on this proposal.

               This package contains information about the proposal, along with a proxy card for you to vote by mail. Please take a moment to read the enclosed materials and cast your vote using the proxy card; or you may vote by telephone or via the Internet. If we do not receive sufficient votes, we will try to obtain more votes with additional mailings or phone solicitation. Both of these are costly processes.

The Board of Trustees recommends that you vote FOR the proposal.

               The proposal has been reviewed by the AmSouth Funds' Board of Trustees, whose primary role is to protect the interests of shareholders. AmSouth Asset Management Inc. ("AAMI"), the investment adviser to the AmSouth Funds, and its parent company AmSouth Bank, have determined that engaging in the business of investment adviser to the AmSouth Funds is not a core business that AAMI intends to continue. After investigating and discussing several alternatives for ongoing investment management of the AmSouth Funds with the Trustees, AmSouth Bank and AAMI conducted a search for a buyer for AAMI's fund management business. Ultimately, AmSouth Bank and AAMI decided to recommend to the Board that the AmSouth Funds be reorganized into similar mutual funds managed by Pioneer Investment Management, Inc. ("Pioneer").

               The Trustees recommend that you vote FOR the proposal.

               Here is what a FOR vote means for the proposal.

               Proposal 1:

If the reorganization is approved by your AmSouth Fund, you will become a shareholder of a Pioneer Fund with a substantially similar investment objective and similar investment policies as your AmSouth Fund.

               Approval of an Agreement and Plan of Reorganization between your AmSouth Fund and a Pioneer Fund. Your AmSouth Fund will transfer all of its assets to a Fund managed by Pioneer with a substantially similar investment objective and similar investment policies as your Fund in exchange for shares of the Pioneer Fund and the assumption by the Pioneer Fund of your AmSouth Fund's liabilities that are included in the calculation of your AmSouth Fund's net asset value at the closing (or, in the case of newly organized Pioneer Funds, all of your AmSouth Fund's liabilities). Following the reorganization, your AmSouth Fund will be dissolved. As a result of the reorganization, you will become a shareholder of a corresponding Pioneer Fund. If the reorganization is not approved, the Board for each AmSouth Fund will consider what alternative action to take. Such action could include liquidation of the Fund.



                                                       Continued on reverse side

   [Logo]
AMSOUTH FUNDS



               Here's How to Vote

It's quick and easy to vote your shares.you can vote by touchtone telephone, Internet or mail. All the materials you need are enclosed.

               To vote by telephone or via the Internet you will need the Control Number that appears in the shaded box on the front side of your proxy card. You will also find on the proxy card the tollfree number to call for telephone voting and the Web address to use for Internet voting. Regardless of which method you use, simply identify yourself with your Control Number and follow the simple instructions. Voting by touchtone phone and the Internet is available 24 hours a day. Of course, if you prefer to vote by mail, simply complete and sign the enclosed proxy card and mail it in the postagepaid envelope provided.

               PLEASE NOTE: You may receive more than one proxy package.

               Twenty-three AmSouth Funds are involved in this proxy solicitation. For administrative ease, the Funds have been grouped into five separate proxy statements as follows:

               Statement 1 - Capital Growth Fund, Enhanced Market Fund, International Equity Fund, Large Cap Fund, Mid Cap Fund, Select Equity Fund, Small Cap Fund and Value Fund.

               Statement 2 - Balanced Fund, Strategic Portfolios: Aggressive Growth Portfolio, Strategic Portfolios: Growth Portfolio, Strategic Portfolios: Growth and Income Portfolio and Strategic
               Portfolios: Moderate Growth and Income Portfolio.

               Statement 3 - High Quality Bond Fund, Florida TaxExempt Fund, Institutional Prime Obligations Money Market Fund, Limited Term Bond Fund, High Quality Municipal Bond Fund, TaxExempt Money Market Fund and Tennessee TaxExempt Fund.

               Statement 4 - Government Income Fund and Treasury Reserve Money Market Fund.

               Statement 5 - Prime Money Market Fund.

Please vote all proxy cards received.

               Depending on the Funds in which you are invested, you may receive more than one proxy package. Each package will contain a proxy card(s) for your account(s) in the Funds included. These packages may not all arrive on the same day. It is very important that you vote all proxy cards received - by phone, via the Internet or by mail.

               Please feel free to call AmSouth at 1-800-451-8382 or Pioneer at 1-800-225-6292 if you have any questions about the proposal or the process for voting your shares. Thank you for your prompt response.

               Sincerely,


               /s/ Michael C. Daniel


               Michael C. Daniel

               President


                                                               17978-00-0805 REG